LOAN AND SECURITY AGREEMENT

                         Dated as of September __, 1996

                                      Among

                     THE FINANCIAL INSTITUTIONS NAMED HEREIN

                                 as the Lenders

                                       and

                        BANKAMERICA BUSINESS CREDIT, INC.

                                  as the Agent

                                       and

                               MK RAIL CORPORATION
                         MOTOR COILS MANUFACTURING CO.,
                        MK ENGINE SYSTEMS COMPANY, INC.,
                             CLARK INDUSTRIES, INC.,
                              POWER PARTS COMPANY,
                              TOUCHSTONE, INC. and
                              POWER PARTS SIGN CO.

                                as the Borrowers

                                TABLE OF CONTENTS
                                -----------------

Section                                                                    Page
- -------                                                                    ----

ARTICLE 1

         INTERPRETATION OF THIS AGREEMENT
         1.1        Definitions...............................................2
         1.2        Accounting Terms.........................................33
         1.3        Interpretive Provisions..................................34
         1.4        Amendment and Restatement................................35

ARTICLE 2

         LOANS AND LETTERS OF CREDIT
         2.1        Revolving Loans..........................................36
         2.2        Term Loans...............................................43
         2.3        Letters of Credit........................................45

ARTICLE 3

         INTEREST AND FEES
         3.1        Interest.................................................51
         3.2        Conversion and Continuation Elections....................54
         3.3        Maximum Interest Rate....................................55
         3.4        Fees.....................................................56
         3.5        Unused Line Fee..........................................56
         3.6        Letter of Credit Fee.....................................57
         3.7        Audit Fees...............................................57

ARTICLE 4

         PAYMENTS AND PREPAYMENTS
         4.1        Loans....................................................57
         4.2        Termination of Facility; Prepayments.....................58
         4.3        Payments by the Borrowers................................59
         4.4        Payments as Revolving Loans..............................60
         4.5        Apportionment, Application and Reversal of Payments
                     ........................................................60
         4.6        Indemnity for Returned Payments..........................61
         4.7        Agent's and Lenders' Books and Records; Monthly
                    Statements...............................................61

Section                                                                    Page

         4.8        Repayment of the Term Loans..............................62
         4.9        Voluntary Prepayments of the Term Loans..................62
         4.10       Mandatory Prepayments of the Term Loans..................62

ARTICLE 5

         TAXES, YIELD PROTECTION AND ILLEGALITY
         5.1        Taxes....................................................63
         5.2        Illegality...............................................64
         5.3        Increased Costs and Reduction of Return..................64
         5.4        Funding Losses...........................................65
         5.5        Inability to Determine Rates.............................65
         5.6        Certificates of Lenders..................................66
         5.7        Survival.................................................66

ARTICLE 6

         COLLATERAL
         6.1        Grant of Security Interest...............................66
         6.2        Perfection and Protection of Security Interest...........67
         6.3        Location of Collateral...................................69
         6.4        Title to, Liens on, and Sale and Use of Collateral
                     ........................................................69
         6.5        Appraisals...............................................69
         6.6        Access and Examination; Confidentiality..................70
         6.7        Collateral Reporting.....................................71
         6.8        Accounts.................................................73
         6.9        Collection of Accounts; Payments.........................74
         6.10       Inventory; Perpetual Inventory...........................75
         6.11       Equipment................................................76
         6.12       Assigned Contracts.......................................77
         6.13       Documents, Instruments, and Chattel Paper................78
         6.14       Right to Cure............................................78
         6.15       Power of Attorney........................................78
         6.16       The Agent's and Lenders' Rights, Duties and Liabilities .79

ARTICLE 7

         BOOKS AND RECORDS; FINANCIAL INFORMATION; NOTICES



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


Section                                                                    Page

         7.1        Books and Records........................................80
         7.2        Financial Information....................................80
         7.3        Notices to the Lenders...................................83

ARTICLE 8

         GENERAL WARRANTIES AND REPRESENTATIONS
         8.1        Authorization, Validity, and Enforceability of this
                    Agreement and the Loan Documents.........................85
         8.2        Validity and Priority of Security Interest...............86
         8.3        Organization and Qualification...........................86
         8.4        Corporate Name; Prior Transactions.......................87
         8.5        Subsidiaries and Affiliates; FEIN Numbers................87
         8.6        Financial Statements, Pro Forma and Projections..........87
         8.7        Capitalization...........................................88
         8.8        Solvency.................................................88
         8.10       Distributions............................................88
         8.11       Title to Property........................................88
         8.12       Real Estate; Leases; Minnesota...........................89
         8.13       Proprietary Rights Collateral............................89
         8.14       Trade Names and Terms of Sale............................89
         8.15       Litigation...............................................89
         8.16       Restrictive Agreements...................................89
         8.17       Labor Disputes...........................................90
         8.18       Environmental Laws.......................................90
         8.19       No Violation of Law......................................91
         8.20       No Default...............................................91
         8.21       ERISA Compliance.........................................91
         8.22       Taxes....................................................92
         8.23       Regulated Entities.......................................92
         8.24       Use of Proceeds; Margin Regulations......................93
         8.25       Copyrights, Patents, Trademarks and Licenses, etc
                     ........................................................93
         8.26       No Material Adverse Change...............................93
         8.27       Full Disclosure..........................................93
         8.28       Material Agreements; Identity of Locomotives.............93
         8.29       Bank Accounts............................................94
         8.30       Governmental Authorization...............................94
         8.31       Insurance................................................94

Section                                                                    Page

ARTICLE 9

         AFFIRMATIVE AND NEGATIVE COVENANTS
         9.1        Taxes and Other Obligations..............................94
         9.2        Corporate Existence and Good Standing....................95
         9.3        Compliance with Law and Agreements; Maintenance of
                    Licenses.................................................95
         9.4        Maintenance of Property; Use of Locomotives..............95
         9.5        Insurance................................................95
         9.6        Condemnation.............................................97
         9.7        Environmental Laws.......................................98
         9.8        Compliance with ERISA....................................98
         9.9        Mergers, Consolidations or Sales.........................99
         9.10       Distributions; Capital Change; Restricted Investments
                     ........................................................99
         9.11       Transactions Affecting Collateral or Obligations
                     .......................................................101
         9.12       Guaranties..............................................101
         9.13       Debt; Changes to Preferred Stock........................101
         9.14       Prepayment..............................................101
         9.15       Transactions with Affiliates............................101
         9.16       Investment Banking and Finder's Fees....................102
         9.17       Management Compensation.................................102
         9.18       Business Conducted......................................102
         9.19       Liens...................................................102
         9.20       Sale and Leaseback Transactions.........................104
         9.21       New Subsidiaries; Motive Power..........................104
         9.22       Fiscal Year.............................................105
         9.23       Capital Expenditures....................................105
         9.24       Operating Lease Obligations.............................105
         9.25       Debt Ratio..............................................105
         9.26       Current Ratio...........................................106
         9.27       Adjusted Tangible Net Worth.............................106
         9.28       Fixed Charges Coverage Ratio............................106
         9.29       Use of Proceeds.........................................107
         9.30       Further Assurances; Acceptance of Citibank L/C..........107
         9.31       Restructure Costs.......................................107




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Section                                                                    Page

ARTICLE 10

         CONDITIONS OF LENDING
         10.1       Conditions Precedent to Making of Loans on the Initial
                    Closing Date............................................108
         10.2       Conditions Precedent to Each Loan.......................111
         10.3       Conditions to this Agreement............................112

ARTICLE 11

         DEFAULT; REMEDIES
         11.1       Events of Default.......................................115
         11.2       Remedies................................................119

ARTICLE 12

         TERM AND TERMINATION
         12.1       Term and Termination....................................121

ARTICLE 13

         AMENDMENTS; WAIVER; PARTICIPATIONS; ASSIGNMENTS; SUCCESSORS
         13.1       No Waivers; Cumulative Remedies.........................121
         13.2       Amendments and Waivers..................................122
         13.3       Assignments; Participations.............................122

ARTICLE 14

         THE AGENT
         14.1       Appointment and Authorization...........................125
         14.2       Delegation of Duties....................................126
         14.3       Liability of Agent......................................126
         14.4       Reliance by Agent.......................................126
         14.5       Notice of Default.......................................127
         14.6       Credit Decision.........................................127
         14.7       Indemnification.........................................128
         14.8       Agent in Individual Capacity............................128
         14.9       Successor Agent.........................................128
         14.10  Withholding Tax.............................................129
         14.11      Intentionally Omitted...................................130



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Section                                                                    Page

         14.12      Collateral Matters......................................130
         14.13      Restrictions on Actions by Lenders; Sharing of Payments
                     .......................................................132
         14.14      Agency for Perfection...................................133
         14.15      Payments by Agent to Lenders............................133
         14.16      Concerning the Collateral and the Related Loan
                    Documents...............................................133
         14.17      Field Audit and Examination Reports; Disclaimer by
                    Lenders.................................................133

ARTICLE 15

         MISCELLANEOUS
         15.1       Cumulative Remedies; No Prior Recourse to Collateral
                     .......................................................134
         15.2       Severability............................................135
         15.3       Governing Law; Choice of Forum; Service of Process;
                    Jury Trial Waiver.......................................135
         15.4       Waiver of Jury Trial....................................137
         15.5       Survival of Representations and Warranties..............137
         15.6       Other Security and Guaranties...........................137
         15.7       Fees and Expenses.......................................137
         15.8       Notices.................................................138
         15.9       Waiver of Notices.......................................139
         15.10      Binding Effect..........................................140
         15.11      Indemnity of the Agent and the Lenders by the Borrowers
                                                                            140
         15.12      Final Agreement.........................................140
         15.13      Counterparts............................................141
         15.14      Captions................................................141
         15.15      Right of Setoff.........................................141

ARTICLE 16

         CROSS-GUARANTY
         16.1       Cross-Guaranty..........................................141
         16.2       Contribution with Respect to Guaranty Obligations
                     .......................................................142
         16.3       Obligations Absolute....................................143
         16.4       WAIVER..................................................143



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Section                                                                    Page

         16.5       Recovery................................................144
         16.6       Liability Cumulative ...................................144

                         INDEX TO SCHEDULES AND EXHIBITS

Schedules

Schedule 1.1A                       Assigned Contracts
Schedule 1.1B                       Advance Rates for MKR Locomotive
                         Inventory
Schedule 1.1C                       List of Eligible Argentine Notes
Schedule 6.3                        Collateral Locations
Schedule 8.3                        Jurisdictions of Qualification
Schedule 8.4                        Past Names and Transactions
Schedule 8.5                        Subsidiaries and Affiliates; FEIN
                          Numbers
Schedule 8.6                        (A)      December 31, 1995 Audited
                                             Financials
                                    (B)      July 26, 1996 Unaudited
                                             Financials
                                    (C)      Pro Forma
                                    (D)      Projections
Schedule 8.7                        Capitalization
Schedule 8.9                        Permitted Debt
Schedule 8.10                       Distributions
Schedule 8.12                       Premises
Schedule 8.13                       Proprietary Rights
Schedule 8.14                       Trade Names
Schedule 8.15                       Litigation
Schedule 8.17                       Labor
Schedule 8.18                       Environmental
Schedule 8.21                       ERISA
Schedule 8.28                       Material Agreements; Locomotive
                                    Identification and Leases
Schedule 8.29                       Bank Accounts
Schedule 8.31                       Insurance
Schedule 9.15                       Affiliate Transactions
Schedule 9.19                       Liens


Exhibits

Exhibit A (Section 2.1(b))          Form of Notice of Borrowing
Exhibit B (Section 3.2(b))          Form of Notice of Conversion/
                                      Continuation
Exhibit C (Section 6.7)             Form of Borrowing Base Certificate
Exhibit D (Section 10.1)            Additional Closing Documents
Exhibit E (Section 13.3)            Form of Assignment and Acceptance
Exhibit F (Section 14.15)           Lender Wire Transfer Information
Exhibit G (Section 15.8)            Lender Notice Addresses
Exhibit H (Section 2.2)             Form of Term Loan Promissory Note

                              AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT

         This Amended and Restated Loan and Security Agreement, dated as of September [__], 1996, among the financial institutions listed on the signature pages hereof (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), BankAmerica Business Credit, Inc., a Delaware corporation, as agent for the Lenders (in its capacity as agent, the "Agent"), and MK Rail Corporation, a Delaware corporation ("MKR"), with it chief executive office at 1200 Reedsdale Street, Pittsburgh, Pennsylvania 15233; Motor Coils Manufacturing Co., a Pennsylvania corporation ("Motor Coils"); MK Engine Systems Company, Inc., a New York corporation ("MKES"); Clark Industries, Inc., an Illinois corporation ("Clark"); Power Parts Company, a Nevada corporation ("Power Parts"); Touchstone, Inc., a Tennessee corporation ("Touchstone"); Power Parts Sign Co., an Illinois corporation ("Sign") (each of MKR and the Component Subsidiaries a "Borrower" and collectively the "Borrowers").


                               W I T N E S S E T H


         WHEREAS, pursuant to the Existing Loan Agreement (as hereinafter defined) the Lenders made available to the Borrowers a revolving line of credit for loans and letters of credit in an amount not to exceed $75,000,000, which extensions of credit the Borrowers used to refinance certain Indebtedness and for their working capital needs and general business purposes;

         WHEREAS, the Lenders and the Borrowers have agreed to amend and restate the Existing Loan Agreement to make available to the Borrowers a new $8,000,000 term loan and to continue a revolving credit facility which is reduced to $67,000,000, all upon the terms and conditions set forth in this Agreement;

         WHEREAS, each Borrower guaranteed the obligations and liabilities of the other Borrowers under the Existing Loan Agreement, and is willing to continue to guaranty the obligations and liabilities of each other Borrower in accordance with and to the extent specified herein, and the Borrowers further acknowledge and agree that Lenders would not be willing to enter into this Agreement or extend the credit facilities hereunder if they did not receive such guarantees.

         NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in this Agreement, and for good and valuable consideration, the receipt of which is hereby acknowledged, the Lenders, the Agent, and the Borrowers hereby agree as follows.

                                    ARTICLE 1

                        INTERPRETATION OF THIS AGREEMENT

         1.1      Definitions.  As used herein:

                  "Accounts" means all of each Borrower's now owned or hereafter acquired or arising accounts, and any other rights to payment for the sale or lease of goods or rendition of services, whether or not they have been earned by performance.

                  "Account Debtor" means each Person obligated in any way on or in connection with an Account.

                  "Adjusted Net Earnings from Operations" means, with respect to any fiscal period of the Borrowers, the net income of the Borrowers on a consolidated basis or MKR, individually, or any Components Subsidiary, individually (as applicable), after provision for income taxes for such fiscal period, as determined in accordance with GAAP and reported on the Financial Statements for such period, excluding any and all of the following otherwise included in such net income: (a) gain or loss arising from the sale of any capital assets; (b) gain arising from any write-up in the book value of any asset; (c) earnings of any corporation, substantially all the assets of which have been acquired by any Borrower in any manner, to the extent realized by such other corporation prior to the date of acquisition; (d) earnings of any business entity (other than a Borrower) in which any Borrower has an ownership interest unless (and only to the extent) such earnings shall actually have been received by such Borrower in the form of cash distributions; (e) earnings of any Person to which assets of any Borrower shall have been sold, transferred or disposed of, or into which such Borrower shall have been merged, or which has been a party with such Borrower to any consolidation or other form of reorganization, prior to the date of such transaction; (f) gain arising from the acquisition of debt or equity securities of any Borrower or from cancellation or forgiveness of Debt; (g) gain arising from extraordinary items, as determined in accordance with GAAP, or from any other non-recurring transaction;(h) any gains or losses associated with foreign currency or exchange transactions; and (i) any losses associated with the 1995 Restructure.

                  "Adjusted  Tangible Assets" means all of the Borrowers' assets on a consolidated basis, except: (a) deferred assets, other than prepaid insurance and prepaid taxes; (b) patents, copyrights, trademarks, trade names, franchises, goodwill, and other similar intangibles; (c) Restricted Investments;
(d)  unamortized  debt  discount  and  expense;   (e)  assets  of  any  Borrower
constituting Intercompany Accounts; (f) fixed assets to the extent of any writeup in the book value thereof resulting from a revaluation effective after the Closing Date; and (g) and other assets of any Borrower which Agent reasonably determines to be intangible assets.

                  "Adjusted Tangible Net Worth" means, at any date: (a) the book value (after deducting related depreciation, obsolescence, amortization, valuation, and other proper reserves as determined in accordance with GAAP) at which the Adjusted Tangible Assets would be shown on a consolidated balance sheet of the Borrowers at such date prepared in accordance with GAAP; less (b) the amount at which the Borrowers' liabilities would be shown on such balance sheet, including as liabilities all reserves for contingencies and other potential liabilities which would be shown on such balance sheet or disclosed in the notes thereto; provided, however, that Borrowers shall not make the foreign currency translation adjustment or include the foreign currency losses that would be required by GAAP with respect to MKR's investment in MK Gain, S.A. de C.V., but rather shall value such investment consistently with its calculation for the June 30, 1995 financial statements.

                  "Affiliate" means, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person, excluding in any event BABC and Bank of America. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, by contract, or otherwise.

                  "Agent" means BankAmerica Business Credit, Inc., solely in its capacity as agent for the Lenders, and shall include any successor agent.

                  "Agent Advances" has the meaning specified in Section 2.1(i).

                  "Agent's Liens" means the Liens granted to the Agent, for the ratable benefit of the Lenders and Agent pursuant to this Agreement and the other Loan Documents.

                  "Agent-Related Persons" means the Agent and any successor agent, together with their respective Affiliates, and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

                  "Aggregate Borrowing Base" shall have the meaning ascribed thereto within the definition of the term "Availability" below.

                  "Agreement" means this Amended and Restated Loan and Security Agreement, as amended.

                  "Anniversary Date" means each anniversary of the Initial Closing Date.

                  "Applicable Margin" means, as the case may be, the Applicable Revolver Base Rate Margin, the Applicable Revolver LIBOR Margin, the Applicable Term Base Rate Margin or the Applicable Term LIBOR Margin.

                  "Applicable   Revolver   Base  Rate  Margin"  shall  mean  the
percentage margin as determined by reference to Section 3.1(b).

                  "Applicable Revolver LIBOR Margin" shall mean the percentage margin as determined by reference to Section 3.1(b).

                  "Applicable Term Base Rate Margin" shall mean the percentage margin as determined by reference to Section 3.1(b).

                  "Applicable Term LIBOR Margin" shall mean the percentage margin as determined by reference to Section 3.1(b).

                  "Assigned Contracts" means, collectively, all of the Borrowers' rights and remedies under, and all moneys and claims for money due or to become due to any Borrower under those contracts set forth on Schedule 1.1A, and any other contracts, including, without limitation, all lease agreements entered into by any Borrower providing for the lease of any locomotive held by any Borrower for use in any manner; and with respect to each and every item above, any and all amendments, supplements, extensions, and renewals thereof including, without limitation, all rights and claims of such Borrower now or hereafter existing: (i) under any insurance, indemnities, warranties, and guarantees provided for or arising out of or in connection with any of the foregoing agreements; (ii) for any damages arising out of or for breach or default under or in connection with any of the foregoing contracts; (iii) to all other amounts from time to time paid or payable under or in connection with any of the foregoing agreements; or (iv) to exercise or enforce any and all covenants, remedies, powers and privileges thereunder.

                  "Assignee" has the meaning specified in Section 13.3(a).

                  "Assignment  and  Acceptance"  has the  meaning  specified  in
Section 13.3(a).

                  "Attorney Costs" means and includes all fees, expenses and disbursements of any law firm or other external counsel engaged by the Agent, the allocated cost of internal legal services of the Agent and all expenses and disbursements of internal counsel of the Agent.

                  "Availability" means, at any time, (a) the lesser of (i) the Maximum Revolver Amount or (ii) the sum of (A) eighty-five percent (85%) of the Net Amount of Eligible Accounts; plus (B) sixty percent (60%) of the book value of the aggregate amount of all Components Subsidiaries' Eligible Inventory consisting of raw materials and finished goods, plus (C) thirty percent (30%) of the book value of the aggregate amount of all Components Subsidiaries' Eligible Inventory consisting of work-in-process, plus (D) sixty percent (60%) of the book value of MKR's Eligible Inventory consisting of raw materials and finished goods, plus (E) the MKR Locomotive Advance Rate from time to time in effect as set forth on Schedule 1.1B hereto multiplied by the lesser of the cost or net book value of MKR's Eligible Locomotive Inventory (except, that each MK 5000 Locomotive will be valued at the lesser of $1,000,000, cost or net book value), plus (F) sixty-five percent (65%) multiplied by the aggregate outstanding principal amount of all Eligible-Argentine Notes (provided that the 65% advance rate specified above shall be increased to 85% at such time as Agent shall be provided with evidence acceptable to Agent in its sole discretion that the letter of credit securing the Eligible Argentine Notes on the Initial Closing Date has been accepted by or confirmed by Citibank N.A. in New York pursuant to an acceptance agreement in form and substance acceptable to Agent), plus (G) fifty percent (50%) of the book value of Eligible Consigned Inventory consisting of finished goods (the sum of clauses (A), (B), (C), (D), (E), (F), and (G) being herein referred to as the "Aggregate Borrowing Base"); minus (b) the sum of (i) the unpaid balance of Revolving Loans at such time, (ii) the aggregate amount of Pending Revolving Loans at such time, (iii) the aggregate undrawn amount of all outstanding Letters of Credit, (iv) the aggregate amount of any unpaid reimbursement obligations in respect of the Letters of Credit, (v) reserves for accrued interest on the Obligations, (vi) the Environmental Compliance Reserve, and (vii) a reserve in an amount equal to the maximum aggregate value which may be outstanding from time to time as "Common Materials" under the PTRA Intercreditor and the HBTC Intercreditor, and (viii) all other reserves which the Agent deems necessary in the exercise of its reasonable credit judgment to maintain with respect to the Borrowers' Accounts and/or Inventory, including, without limitation, reserves for any amounts which the Agent or any Lender may be obligated to pay in the future for the account of any Borrower; provided, that at no time shall the sum of the outstanding Revolving Loans advanced against the value (X) of Eligible Inventory plus Eligible Consigned Inventory exceed $45,000,000, (Y) of MKR's Eligible Locomotive Inventory exceed $3,000,000 or (Z) of Eligible Consigned Inventory exceed $2,500,000.

                  "BABC" means BankAmerica Business Credit, Inc.

                  "BABC Loan" and "BABC  Loans" have the  meanings  specified in
Section 2.2(h).

                  "Bank of America" means Bank of America National Trust and Savings Association, a national banking association, or any successor entity thereto.

                  "Bankruptcy Code" means Title 11 of the United States Code (11 U.S.C. ss. 101 et seq.).

                  "Base Rate" means, for any day, the higher of: (a) The rate of interest in effect for such day as publicly announced from time to time by Bank of America in San Francisco, California, as its "reference rate" (the "reference rate" being a rate set by Bank of America based upon various factors including Bank of America's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate), or (b) one-half percent (0.50%) per annum above the latest Federal Funds Rate. Any change in the reference rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change. Each Interest Rate based upon the Base Rate shall be adjusted simultaneously with any change in the Base Rate.

                  "Base Rate Loans" means, collectively, the Base Rate Revolving Loans and the Base Rate Term Loans.

                  "Base Rate Revolving Loan" means a Revolving Loan during any period in which it bears interest at the Base Rate.

                  "Base Rate Term Loan" means any portion of a Term Loan during any period in which such portion bears interest at the Base Rate.

                  "Borrowing" means a borrowing hereunder consisting of Revolving Loans or Term Loans made on the same day by the Lenders to any Borrower (or by BABC in the case of a Borrowing funded by BABC Loans) or by the Agent in the case of a Borrowing consisting of an Agent Advance.

                  "Business Day" means (a) any day that is not a Saturday, Sunday, or a day on which banks in San Francisco, California, are required or permitted to be closed, and (b) with respect to all notices, determinations, fundings and payments in connection with the LIBOR Rate or LIBOR Rate Loans, any day that is a Business Day pursuant to clause (a) above and that is also a day on which trading is carried on by and between banks in the London interbank market.

                  "Capital Adequacy Regulation" means any guideline, request or directive of any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy of any bank or of any corporation controlling a bank.

                  "Capital Expenditures" means, all payments due (whether or not paid) during a Fiscal Year in respect of the cost of any fixed asset or improvement, or replacement, substitution, or addition thereto, which has a useful life of more than one year, including, without limitation, those costs arising in connection with the direct or indirect acquisition of such asset by way of increased product or service charges or offset items or in connection with a Capital Lease.

                  "Capital Lease" means any lease of property by any Borrower which, in accordance with GAAP, is or should be capitalized on such Borrower's balance sheet or for which the amount of the asset and liability thereunder, as if so capitalized, should be disclosed in a footnote to such balance sheet.

                  "Change of Control" means (a) prior to the confirmation and implementation of the MKC Bankruptcy Plan, that MorrisonKnudsen Corporation shall cease to own at least 60% of the outstanding common stock of MKR or MKR shall cease to own, directly or indirectly, all of the outstanding capital stock of each Component Subsidiary and (b) after the confirmation and implementation of the MKC Bankruptcy Plan as it relates to the distribution of MKR's common stock, that (i) any Person or group of Persons (within the meaning of the Exchange Act) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities Exchange Commission under the Exchange
Act) of 20% or more of the issued and outstanding shares of MKR's capital stock having the right to vote for the election of directors of MKR under ordinary circumstances; or (ii) during any period of twelve (12) consecutive calendar months, individuals who at the beginning of such period constituted MKR's board of directors (together with any new directors whose election by MKR's board of directors or whose nomination for election by MKR's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose elections or nomination for election was previously so approved) cease for any reason other than death or disability to constitute a majority of the directors then in office or MKR shall cease to own, directly or indirectly, all of the outstanding capital stock of each Component Subsidiary.

                  "Closing Date" means the date of this Agreement.

                  "Closing Fee" has the meaning specified in Section 3.4.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor statute, and regulations promulgated thereunder.

                  "Collateral" has the meaning specified in Section 6.1.

                  "Commitment" means, at any time with respect to a Lender, the principal amount set forth beside such Lender's name under the heading "Commitment" on the signature pages of this Agreement or on the signature page of the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder in accordance with the provisions of Section 13.3, as such Commitment may be adjusted from time to time in accordance with the provisions of Section 13.3, and "Commitments" means, collectively, the aggregate amount of the commitments of all of the Lenders.

                  "Components Subsidiary" means any one of the Borrowers other than MKR.

                  "Components Subsidiary's Availability" means at any time as to any particular Components Subsidiary:

(a)  the lesser of

               (i) $50,000,000 minus the sum of (A) the aggregate unpaid balance of Revolving Loans at such time advanced to the other Components Subsidiaries; plus (B) the aggregate amount of Pending Revolving Loans to be advanced to the other Components Subsidiaries; plus (C) the aggregate undrawn amount of all Letters of Credit issued for the benefit of the other Components Subsidiaries; plus (D) the aggregate amount of any unpaid reimbursement obligations in respect of Letters of Credit issued for the benefit of the other Components Subsidiaries; or


               (ii) the sum of (A)  eighty-five  percent (85%) of the Net Amount of Eligible Accounts owing to that Components Subsidiary; plus (B) sixty percent (60%) of the book value of Eligible Inventory consisting of raw materials and finished goods of that Components Subsidiary; plus (C) thirty percent (30%) of the book value of Eligible Inventory consisting of work-in-process of that Components Subsidiary plus (D) fifty percent (50%) of the book value of Eligible Consigned Inventory consisting of finished goods of that Components Subsidiary (the sum of clauses (A), (B) (C), and (D) being herein referred to as a "Components Subsidiary's Borrowing Base");


minus

(b) the sum of (i) the unpaid balance of Revolving Loans at such time advanced to that Components Subsidiary; plus (ii) the aggregate amount of Pending Revolving Loans to be advanced to that Components Subsidiary; plus (iii) the aggregate undrawn amount of all Letters of Credit issued for the benefit of that Components Subsidiary; plus (iv) the aggregate amount of any unpaid reimbursement obligations in respect of Letters of Credit issued for the benefit of that Components Subsidiary; plus (v) reserves for accrued interest on the Obligations for which that Components Subsidiary is primarily liable; plus (vi)any Environmental Compliance Reserve related to property owned, leased or operated by that Components Subsidiary; plus
     (vii) all other reserves which the Agent deems necessary in the exercise of its reasonable credit judgment to maintain with respect to that Components Subsidiary's accounts and/or inventory.

For purposes of calculating the Components Subsidiary's Availability of Power Parts and Sign, the Eligible Accounts and Eligible Inventory of Power Parts and Sign shall be considered on a consolidated basis as if owned only by Power Parts.

                  "Components   Subsidiary's  Borrowing  Base"  shall  have  the
meaning ascribed thereto within the definition of the term "Component's Subsidiary's Availability."

                  "Contaminant" means any waste, pollutant, hazardous substance, toxic substance, hazardous waste, special waste, petroleum or petroleum-derived substance or waste, asbestos in any form or condition, polychlorinated biphenyls ("PCBs"), or any constituent of any such substance or waste.

                  "Current Assets" means at any date the amount at which the current assets of the Borrowers, on a consolidated basis (other than assets constituting Intercompany Accounts) would be shown on a consolidated balance sheet of the Borrowers, prepared in accordance with GAAP.

                  "Current Liabilities" means at any date the amount at which the current liabilities of the Borrowers, on a consolidated basis would be shown on a consolidated balance sheet of the Borrowers, prepared in accordance with GAAP, except that the outstanding principal balance of the Revolving Loans shall be included in Current Liabilities.

                  "Debt" means all liabilities, obligations and indebtedness of any Borrower to any Person, of any kind or nature, now or hereafter owing, arising, due or payable, howsoever evidenced, created, incurred, acquired or owing, whether primary, secondary, direct, contingent, fixed or otherwise, and including, without in any way limiting the generality of the foregoing: (i) each Borrower's liabilities and obligations to trade creditors; (ii) all Obligations; (iii) all obligations and liabilities of any Person secured by any Lien on any Borrower's property, even though such Borrower shall not have assumed or become liable for the payment thereof; provided, however, that all such obligations and liabilities which are limited in recourse to such property shall be included in Debt only to the extent of the book value of such property as would be shown on a balance sheet of such Borrower prepared in accordance with GAAP; (iv) all obligations or liabilities created or arising under any Capital Lease or conditional sale or other title retention agreement with respect to property used or acquired by any Borrower, even if the rights and remedies of the lessor, seller or lender thereunder are limited to repossession of such property; provided, however, that all such obligations and liabilities which are limited in recourse to such property shall be included in Debt only to the extent of the book value of such property as would be shown on a consolidated balance sheet of the Borrowers prepared in accordance with GAAP;
(v) all accrued pension fund and other employee benefit plan obligations and liabilities; (vi) all obligations and liabilities under Guaranties; and (vii) deferred taxes.

                  "Debt Ratio" shall have the meaning specified in Section 9.25.

                  "Default" means any event or circumstance which, with the giving of notice, the lapse of time, or both, would (if not cured or otherwise remedied during such time) constitute an Event of Default.

                  "Default Rate" means a fluctuating per annum interest rate at all times equal to the sum of (a) the Interest Rate for each Loan or Obligation which would be derived by applying the otherwise Applicable Margin in accordance with Section 3.1(b) hereof (or as required by Section 3.1(a)(iii) hereof with respect to LIBOR Rate Loans), as the case may be, plus (b) two percent (2.0%). Each Default Rate shall be adjusted simultaneously with any change in the applicable Interest Rate. In addition, with respect to Letters of Credit, the Default Rate shall mean an increase in the Letter of Credit Fee by two percent (2.0%) per annum.

                  "Distribution" means, in respect of any corporation: (a) the payment or making of any dividend or other distribution of property in respect of capital stock (or any options or warrants for such stock) of such corporation, other than distributions in capital stock (or any options or warrants for such stock) of the same class; or (b) the redemption or other acquisition of any capital stock (or any options or warrants for such stock) of such corporation.

                  "DOL" means the United States Department of Labor or any successor department or agency.

                  "Dollar" and "$" means dollars in the lawful currency of the United States.

                  "Eligible Accounts" means all Accounts of the Borrowers which the Agent in the exercise of its reasonable commercial discretion determines to be Eligible Accounts. Without limiting the discretion of the Agent to establish other criteria of ineligibility, Eligible Accounts shall not include any
Account:

                           (a) with  respect  to which  more  than 90 days  have
elapsed since the date of the original invoice therefor or which is more than 60 days past due;

                           (b) with respect to which any of the representations,
warranties, covenants, and agreements contained in Section 6.8 are not or have ceased to be complete and correct or have been breached;

                           (c) with  respect  to which,  in whole or in part,  a
check, promissory note, draft, trade acceptance or other instrument for the payment of money has been received, presented for payment and returned uncollected for any reason;

                           (d)  which   represents   a  progress   billing   (as
hereinafter defined), arises under a contract backed by a performance bond, or as to which the applicable Borrower has extended the time for payment without the consent of the Agent; for the purposes hereof, "progress billing" means any invoice for goods sold or leased or services rendered under a contract or agreement pursuant to which the Account Debtor's obligation to pay such invoice is conditioned upon such Borrower's completion of any further performance under the contract or agreement;

                           (e) as to  which  any one or  more  of the  following
events has occurred with respect to the Account Debtor on such Account: death or judicial declaration of incompetency of an Account Debtor who is an individual; the filing by or against the Account Debtor of a request or petition for liquidation, reorganization, arrangement, adjustment of debts, adjudication as a bankrupt, winding-up, or other relief under the bankruptcy, insolvency, or similar laws of the United States, any state or territory thereof, or any foreign jurisdiction, now or hereafter in effect; the making of any general assignment by the Account Debtor for the benefit of creditors; the appointment of a receiver or trustee for the Account Debtor or for any of the assets of the Account Debtor, including, without limitation, the appointment of or taking possession by a "custodian", as defined in the Federal Bankruptcy Code; the institution by or against the Account Debtor of any other type of insolvency proceeding (under the bankruptcy laws of the United States or otherwise) or of any formal or informal proceeding for the dissolution or liquidation of, settlement of claims against, or winding up of affairs of, the Account Debtor; the nonpayment generally by the Account Debtor of its debts as they become due; or the cessation of the business of the Account Debtor as a going concern;

                           (f) if fifty  percent  (50%) or more of the aggregate
dollar amount of outstanding Accounts (excluding, however, any so-called retainages which are not then due and owing) owed at such time by the Account Debtor is classified as ineligible under the other criteria set forth herein or otherwise established by the Agent;

                           (g) owed by an  Account  Debtor  which:  (i) does not
maintain its chief executive office in the United States; or (ii) is not organized under the laws of the United States or any state thereof; or (iii) is the government of any foreign country or sovereign state, or of any state, province, municipality, or other political subdivision thereof, or of any department, agency, public corporation, or other instrumentality thereof; except to the extent that such Account is secured or payable by a letter of credit or foreign credit insurance satisfactory to the Agent in its reasonable discretion;

                           (h) owed by an Account  Debtor  which is an Affiliate
or employee of any Borrower;

                           (i) except as  provided  in clause  (k) below,  as to
which either the perfection, enforceability, or validity of the Agent's Lien in such Account, or the Agent's right or ability to obtain direct payment to the Agent of the proceeds of such Account, is governed by any federal, state, or local statutory requirements other than those of the UCC;

                           (j) which is owed by an Account  Debtor to which such
Borrower is indebted in any way, or which is subject to any right of setoff or recoupment by the Account Debtor, unless the Account Debtor has entered into an agreement acceptable to the Agent to waive setoff rights; or if the Account Debtor thereon has disputed liability or made any claim with respect to any other Account due from such Account Debtor; but in each such case only to the extent of such indebtedness, setoff, recoupment, dispute, or claim;

                           (k)  which is owed by the  government  of the  United
States of America, or any department, agency, public corporation, or other instrumentality thereof, unless the Federal Assignment of Claims Act of 1940, as amended (31 U.S.C. ss. 3727 et seq.), and any other steps necessary to perfect the Agent's Lien therein, have been complied with to the Agent's satisfaction with respect to such Account;

                           (l)  which  is owed by any  state,  municipality,  or
other political subdivision of the United States of America, or any department, agency, public corporation, or other instrumentality thereof and as to which the Agent determines that its Lien therein is not or cannot be perfected;

                           (m)  which  represents  a  sale  on a  bill-and-hold,
guaranteed sale, sale and return, sale on approval, consignment, or other repurchase or return basis;

                           (n) which is evidenced by a promissory  note or other
instrument or by chattel paper;

                           (o)  if  Agent  believes,  in  the  exercise  of  its
reasonable judgment, that the prospect of collection of such Account is impaired or that the Account may not be paid by reason of the Account Debtor's financial inability to pay;

                           (p) with  respect  to which  the  Account  Debtor  is
located in the states of New Jersey, Minnesota, West Virginia, or any other state requiring the filing of a Business Activity Report or similar document in order to bring suit or otherwise enforce its remedies against such Account Debtor in the courts or through any judicial process of such state, unless the applicable Borrower has qualified to do business in New Jersey, Minnesota, West Virginia, or such other states, or has filed a Notice of Business Activities Report with the applicable division of taxation, the department of revenue, or with such other state offices, as appropriate, for the then-current year, or is exempt from such filing requirement;

                           (q)  arises  out of a sale not  made in the  ordinary
course of such Borrower's business;

                           (r) the goods  giving rise to such  Account  have not
been shipped and delivered to and accepted by the Account Debtor or the services giving rise to such Account have not been performed by the applicable Borrower, and, if applicable, accepted by the Account Debtor, or the Account Debtor revokes its acceptance of such goods or services;

                           (s) arising under a contract  providing for financial
penalties for default that may be set-off against such Account;

                           (t)  which is not  subject  to a first  priority  and
perfected security interest in favor of the Agent for the benefit of the Lenders; or

                           (u) of  Touchstone  with respect to which the Account
Debtor is located in Minnesota.

         If any Account at any time ceases to be an Eligible Account by reason of any of the foregoing exclusions or any failure to meet any other eligibility criteria established by the Agent in the exercise of its reasonable discretion then such Account shall promptly be excluded from the calculation of Eligible Accounts.

                  "Eligible Argentine Notes" means those certain 42 promissory notes dated May 19, 1995 by Benito Roggio E. Hijos S.A. and Metrovais S.A. as more fully described on Schedule 1.1C hereto and any notes issued in substitution therefor pursuant to the terms of that Amendatory Agreement dated August 28, 1995 between MKR and Benito Roggio E. Hijos S.A., provided that such notes have not been paid and are secured by a letter of credit issued by Citicorp, N.A. Buenos Aires, Argentina (in form and substance acceptable to Agent) and that the Agent has a first priority security interest in the notes and the letter of credit.

                  "Eligible Consigned Inventory" means finished goods Inventory of any Borrower with a value of at least $100,000 at each location which would be Eligible Inventory except that it is held on consignment or otherwise stored on premises which are owned by a railroad (and a portion of such premises are leased to a Borrower) with the intent that such Inventory be periodically used by such Borrower in connection with its contract or repair work for such railroad performed at such leased location, and provided that (A) the premises where such Inventory is located is (i) leased by MKR from The Atchison, Topeka and Santa Fe Railway Company and located at Argentine Operations, 2201 Argentine Boulevard, Kansas City, KS 66106, and H and Main Street, S.F. Main Terminal, Barstow, CA 92311 or (ii) leased by MKR from the Utah Railway Company and located at 340 Hordscrabble Road, Helper, UT 84526, or (iii) owned by any other customer of a Borrower acceptable to Agent at which Inventory of any Borrower is maintained (with no more than five (5) additional locations being identified to Agent) and (B) such Inventory is covered by a landlord waiver agreement and other written documents and duly filed UCC financing statements from The Atchison, Topeka and Santa Fe Railway Company, the Utah Railway Company or any other railroad owning any such premises, as applicable, acknowledging Agent's lien on and security interest in the consigned inventory and otherwise in form and substance acceptable to Agent to perfect Agent's security interest (on behalf of Lenders) as evidenced by Agent's written consent.

                  "Eligible Inventory" means Inventory, valued at the lower of cost or market on a first-in, first out ("FIFO") basis, that constitutes raw materials, work-in-process, and first quality finished goods and that: (a) is not, in the Agent's reasonable opinion, obsolete, slow-moving or unmerchantable;
(b) is located at
premises owned by the Borrowers or on premises otherwise reasonably acceptable to the Agent, provided, however, that Inventory located on premises leased to a Borrower shall not be Eligible Inventory unless such Borrower shall have delivered to the Agent a written waiver or subordination agreement, duly executed on behalf of the appropriate landlord and in form and substance acceptable to the Agent, of all Liens which the landlord for such premises may be entitled to assert against such Inventory; (c) is not in-transit or held on consignment or at a third party's premises; (d) upon which the Agent for the benefit of the Lenders has a first priority perfected security interest; (e) is not spare parts (for manufacturing equipment or not otherwise held for sale in the ordinary course), packaging and shipping materials, supplies, billand-hold Inventory, returned or defective Inventory, or Inventory delivered to a Borrower on consignment; (f) is not raw materials, work-in-process or finished goods identified to a specific contract as to which progress payments have been received; (g) has excluded from the value thereof freight-in and other transportation charges and warehouse overhead; (h) does not consist of MKR's Eligible Locomotive Inventory or Eligible Consigned Inventory; (i) that is not either (I) "Locomotive Inventory" (as such term is defined in the PTRA Contract) and any locomotives which are identified in the PTRA Contract or otherwise being reconstructed for PTRA or (II) "Locomotive Inventory" (as such term is defined in the HBTC Contract) and any locomotives which are identified in the HBTC Contract or otherwise being reconstructed for HBTC, and (j) the Agent, in the exercise of its reasonable commercial discretion, deems eligible as the basis for Revolving Loans based on such collateral and credit criteria as the Agent may from time to time establish. If any Inventory at any time ceases to be Eligible Inventory, such Inventory shall promptly be excluded from the calculation of Eligible Inventory.

                  "Environmental Claims" means all claims, however asserted, by any Governmental Authority or other Person alleging potential liability or responsibility for violation of any Environmental Law, or for release or injury to the environment.

                  "Environmental Compliance Reserve" means any reserves which the Agent, after the Closing Date, establishes from time to time for amounts that are reasonably likely to be expended by the applicable Borrower in order for such Borrower and its operations and property (a) to comply with any notice from a Governmental Authority asserting material non-compliance with Environmental Laws, or (b) to correct any such material non-compliance identified in a report delivered to the Agent and the Lenders pursuant to
Section 9.7; provided, however, that such reserve shall be limited to an amount reasonably likely to be expended by such Borrower prior to the Stated Termination Date, all as reasonably determined by Agent.

                  "Environmental Laws" means all federal, state or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case relating to environmental, health, safety and land use matters.

                  "Environmental Lien" means a Lien in favor of any Governmental Authority for (1) any liability under any Environmental Laws, or (2) damages arising from, or costs incurred by such Governmental Authority in response to, a Release or threatened Release of a Contaminant into the environment.

                  "Environmental Property Transfer Act" means any applicable requirement of law that conditions, restricts, prohibits or requires any notification or disclosure triggered by the closure of any property or the transfer, sale or lease of any property or deed or title for any property for environmental reasons, including, but not limited to, any so-called "Environmental Cleanup Responsibility Acts" or "Responsible Property Transfer Acts".

                  "Equipment" means all of each Borrower's now owned and hereafter acquired machinery, equipment, furniture, furnishings, fixtures, and other tangible personal property (except Inventory), including motor vehicles with respect to which a certificate of title has been issued, aircraft, dies, tools, jigs, and office equipment, as well as all of such types of personal property leased by each Borrower and all of each Borrower's rights and interests with respect thereto under such leases (including, without limitation, options to purchase); together with all present and future additions and accessions thereto, replacements therefor, component and auxiliary parts and supplies used or to be used in connection therewith, and all substitutes for any of the foregoing, and all manuals, drawings, instructions, warranties and rights with respect thereto; wherever any of the foregoing is located.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, and regulations promulgated thereunder.

                  "ERISA Affiliate" means any trade or business (whether or not incorporated) under common control with a Borrower within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

                  "ERISA Event" means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by any Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations which is treated as such a withdrawal under Section

4062(e) of ERISA; (c) a complete or partial withdrawal by any Borrower or any ERISA Affiliate from a Multi-employer Plan or notification that a Multi-employer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multi-employer Plan; (e) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multi-employer Plan; or (f) the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any Borrower or any ERISA Affiliate.

                  "Event of Default" has the meaning specified in Section
11.1.

                  "Excess Cash Flow" shall mean for each Fiscal Year or specified period of the Borrower, net income on a consolidated basis plus (a) all other non-cash charges against net income, less (1) the unfinanced portion of Capital Expenditures and (2) scheduled payments of the principal portion of Indebtedness (excluding payments of the principal portion of the Revolving Loan and mandatory prepayments from Excess Cash Flow in accordance with Section 4.10 hereof).

                  "Exchange Act" means the Securities and Exchange Act of 1934, and regulations promulgated thereunder.

                  "Existing Loan Agreement" means that certain Loan and Security Agreement dated as of August 31, 1995, as amended immediately prior to the consummation of this Agreement, among the Agent, the Lenders and the Borrowers.

                  "FDIC" means the Federal Deposit Insurance Corporation, and any Governmental Authority succeeding to any of its principal functions.

                  "Federal Funds Rate" means, for any day, the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, "H.15(519)") on the preceding Business Day opposite the caption "Federal Funds (Effective)"; or, if for any relevant day such rate is not so published on any such preceding Business Day, the rate for such day will be the arithmetic mean as determined by the Agent of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Agent.

                  "Federal Reserve Board" means the Board of Governors of the Federal Reserve System or any successor thereto.

                  "Financial Statements" means, according to the context in which it is used, the financial statements attached hereto, or any financial statements required to be given to the Lenders pursuant to this Agreement.

                  "Fiscal Quarter" means the Borrowers' fiscal quarter for accounting purposes, which shall be the Fiscal Month corresponding to the calendar months of March, June, September and December of each year.

                  "Fiscal   Month"  means  the   Borrowers'   fiscal  month  for
accounting purposes, which shall be the four or five week period ending on the last Friday of each calendar month.

                  "Fiscal Year" means the Borrowers' fiscal year for financial accounting purposes. The current Fiscal Year of the Borrowers will end on December 31, 1996.

                  "Fixed  Assets"  means   Equipment  and  Real  Estate  of  the
Borrowers.

                  "Fixed Charges" means for any period, as to the Borrowers on a consolidated basis or MKR or each Components Subsidiary on an individual basis, as applicable, the sum of (A) the aggregate amount of the principal payments which the Borrowers or MKR or each Components Subsidiary (as applicable) was obligated to pay with respect to Debt for borrowed money, excluding the repayment of the Subordinated Debt on the Closing Date and any prepayments thereafter, plus (B) dividends paid or due and owing on any preferred stock of MKR, plus (C) Capital Expenditures of the Borrowers on a consolidated basis or MKR or each Components Subsidiary, as applicable, excluding up to $8,900,000 expended by MKR during the third and fourth Fiscal Quarters of Fiscal Year 1995 in connection with Capital Expenditures related to the production or overhaul of its locomotive lease fleet; less (D) up to $900,000 of the moving costs and expenses associated with Power Parts relocating its facility during the 1995 Fiscal Year.

                  "Fixed Charges Coverage Ratio" means for any period, as to the Borrowers on a consolidated basis or MKR or each Components Subsidiary on an individual basis, as applicable, the ratio of (1) the sum of (a) Adjusted Net Earnings from Operations, plus (b) depreciation expenses, plus (c) amortization expenses, plus (d) all other non-cash expenses deducted in computing such Adjusted Net Earnings from Operations, less (e) all non-cash income included in computing such Adjusted Net Earnings from Operations, less (f) all cash expenditures relating to the 1995 Restructure which were actually paid during such period to (2) Fixed Charges for such period.

                  "Funding Date" means the date on which a Borrowing occurs.

                  "GAAP" means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the Closing Date and consistently applied.

                  "General Intangibles" means all of each Borrower's now owned or hereafter acquired general intangibles, choses in action and causes of action and all other intangible personal property of such Borrower of every kind and nature (other than Accounts), including, without limitation, all contract rights, Proprietary Rights, corporate or other business records, inventions, designs, blueprints, plans, specifications, patents, patent applications, trademarks, service marks, trade names, trade secrets, goodwill, copyrights, computer software, customer lists, registrations, licenses, franchises, tax refund claims, any funds which may become due to such Borrower in connection with the termination of any Plan or other employee benefit plan or any rights thereto and any other amounts payable to such Borrower from any Plan or other employee benefit plan, rights and claims against carriers and shippers, rights to indemnification, business interruption insurance and proceeds thereof, property, casualty or any similar type of insurance and any proceeds thereof, proceeds of insurance covering the lives of key employees on which such Borrower is beneficiary, and any letter of credit, guarantee, claim, security interest or other security held by or granted to such Borrower to secure payment by an Account Debtor of any of the Accounts.

                  "Governmental Authority" means any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

                  "Guaranty" means, with respect to any Person, all obligations of such Person which in any manner directly or indirectly guarantee or assure, or in effect guarantee or assure, the payment or performance of any indebtedness, dividend or other obligation of any other Person (the "guaranteed obligations"), or assure or in effect assure the holder of the guaranteed obligations against loss in respect thereof, including, without limitation, any such obligations incurred through an agreement, contingent or otherwise: (a) to purchase the guaranteed obligations or any property constituting security therefor; (b) to advance or supply funds for the purchase or payment of the guaranteed obligations or to maintain a working capital or other balance sheet condition; or (c) to lease property or to purchase any debt or equity securities or other property or services.

                  "HBTC" means the Houston Belt & Terminal Railway Company, a corporation.

                  "HBTC Contract" means that certain Locomotive Manufacturing Agreement between MKR and HBTC providing for the purchase and sale of eight (8) MK1500D diesel locomotives.

                  "HBTC Indebtedness" means all Debt and indebtedness of any kind in favor of HBTC.

                  "HBTC Intercreditor" has the meaning set forth in Section 9.19 hereof.

                  "HBTC  Inventory  Report" has the meaning set forth in Section
6.7 hereof.

                  "Initial Closing Date" means the date of the closing of the Existing Loan Agreement, or August 31, 1995.

                  "Intercompany Accounts" means all assets and liabilities, however arising, which are due to any Borrower from, which are due from any Borrower to, or which otherwise arise from any transaction by any Borrower with, any other Borrower or Affiliate.

                  "Interest Period" means, as to any LIBOR Rate Loan, the period commencing on the Funding Date of such Loan or on the Conversion/Continuation Date on which the Loan is converted into or continued as a LIBOR Rate Loan, and ending on the date one, two, three or six months thereafter as selected by MKR in its Notice of Borrowing or Notice of Conversion/Continuation; provided that:

                           (i) if any Interest  Period would  otherwise end on a
day that is not a Business Day, that Interest Period shall be extended to the following Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

                           (ii) any Interest  Period  pertaining to a LIBOR Rate
Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period;

                           (iii) no  Interest  Period for any Loan shall  extend
beyond the Stated Termination Date; and

                           (iv)  there may not be more  than five (5)  different
Interest Periods in effect at any time.

                  "Interest Rate" means each or any of the interest rates, including the Default Rate, set forth in Section 3.1.

                  "Inventory" means all of each Borrower's now owned and hereafter acquired inventory, goods, merchandise, and other personal property, wherever located, to be furnished under any contract of service or held for sale or lease, including locomotives and rolling stock under lease or held for lease, all returned goods, raw materials, other materials and supplies of any kind, nature or description which are or might be consumed in such Borrower's business or used in connection with the packing, shipping, advertising, selling or finishing of such goods, merchandise and such other personal property, and all documents of title or other documents representing them.

                  "IRS" means the Internal Revenue Service and any Governmental Authority succeeding to any of its principal functions under the Code.

                  "Latest Projections" means: (a) on the Closing Date and thereafter until the Lenders receive new projections pursuant to Section 7.2(e), the projections with respect to the Borrowers' consolidated balance sheets, income statements and statements of cash flow, dated July 1, 1996 for the period commencing on January 1, 1996 and ending on December 31, 1998 (quarterly for the period being covered in such projections) and delivered to the Lenders prior to the Closing Date; and (b) thereafter, the projections most recently received by the Lenders pursuant to Section 7.2(e).

                  "Lender" and "Lenders" have the meanings specified in the introductory paragraph hereof.

                  "Letter  of  Credit"  has the  meaning  specified  in  Section
2.4(a).

                  "Letter of Credit  Fee" has the meaning  specified  in Section
3.6.

                  "LIBOR Interest Payment Date" means, with respect to a LIBOR Rate Loan, the last day of each Interest Period applicable to such Loan.

                  "LIBOR Interest Rate Determination Date" means each date of calculating the LIBOR Rate for purposes of determining the interest rate with respect to an Interest Period. The LIBOR Interest Rate Determination Date for any LIBOR Rate Loan shall be the second Business Day prior to the first day of the related Interest Period for such LIBOR Rate Loan.

                  "LIBOR Rate" means, for any Interest Period, with respect to LIBOR Rate Loans comprising part of the same Borrowing, the rate of interest per annum (rounded upward to the next 1/16th of 1.0%) determined by the Agent as follows:

         LIBOR Rate  =               LIBOR
                                    1.00 - Eurodollar Reserve Percentage

         Where,

                           "Eurodollar Reserve Percentage" means for any day for
                  any Interest Period the maximum reserve percentage (expressed as a decimal, rounded upward to the next 1/100th of 1.0%) in effect on such day (whether or not applicable to any Lender) under regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities"); and

                           "LIBOR" means the rate of interest per annum (rounded
                  upward to the next 1/16 of 1%) notified to the Agent by Bank of America as the rate of interest at which dollar deposits in the approximate amount of the Loan to be made or continued as, or converted into, a LIBOR Rate Loan and having a maturity comparable to such Interest Period would be offered by Bank of America's applicable lending office to major banks in the London Eurodollar market at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period.

                  "LIBOR Rate Loans" means, collectively, the LIBOR Revolving Loans and the LIBOR Term Loans.

                  "LIBOR Revolving Loan" means a Revolving Loan during any period in which it bears interest at the LIBOR Rate.

                  "LIBOR Term Loan" means any portion of a Term Loan during any period in which such portion bears interest at the LIBOR Rate.

                  "Lien" means: (a) any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute, or contract, and including without limitation, a security interest, charge, claim, or lien arising from a mortgage, deed of trust, encumbrance, pledge, hypothecation, assignment, deposit arrangement, agreement, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes; and (b) to the extent not included under clause (a), any reservation, exception, encroachment, easement, right-of-way, covenant, condition, restriction, lease or other title exception or encumbrance affecting property.

                  "Loan Account" means the loan account of each Borrower, which account shall be maintained by the Agent.

                  "Loan Documents" means this Agreement, the Term Loan Notes, the Patent and Trademark Agreement, the Mortgages, and any other pledge agreement, locomotive assignments, collateral assignment of leases or other agreements, instruments, and documents heretofore, now or hereafter evidencing, securing, guaranteeing or otherwise relating to the Obligations, the Collateral, or any other aspect of the transactions contemplated by this Agreement.

                  "Loans" means, collectively, all loans and advances provided for in Article 2.

                  "Majority  Lenders" means, at any time, Lenders whose Pro Rata
shares   aggregate  more  than  sixty-six  and  2/3  percent   (662/3%)  of  the
Commitments.

                  "Margin Stock" means "margin stock" as such term is defined in Regulation G, T, U or X of the Federal Reserve Board.

                  "Material Adverse Effect" means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, condition (financial or otherwise) or prospects of any Borrower or the Collateral; (b) a material impairment of the ability of any Borrower to perform under any Loan Document and to avoid any Event of Default; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against any Borrower of any Loan Document.

                  "Maximum Revolver Amount" means the aggregate amount of the Revolving Loan Commitments or Sixty-Seven Million Dollars ($67,000,000.)

                  "Memoranda of Understanding" means the following three (3) agreements setting forth the terms of settlement of the Stockholder Litigation:

                    (1) Memorandum of Understanding executed on or about August 30, 1995 between Plaintiffs and the Individual Defendants regarding the class actions pending in the U.S. District Court for the District of Idaho entitled Newman, et al. v. MK Rail Corporation, et al., Case No. 94-478; and Susser, et. al. v. MK Rail Corporation, et. al. Case No. 94-477;

                    (2) Memorandum of Understanding executed on or about August 30, 1995 among Plaintiffs, the Underwriter Defendants, MKR, and Morrison Knudsen Corporation regarding the class actions pending in the U.S. District Court for the District of Idaho entitled Newman, et al. v. MK Rail Corporation, et al., Case No. 94-478; and Susser, et. al. v. MK Rail Corporation, et. al. Case No. 94-477; and

                    (3) Morrison Knudsen Corporation And MK Rail Derivative Litigation Memorandum of Understanding executed on or about August 30, 1995 regarding the derivative action pending in the United States District Court for the District of Idaho entitled Wohlgelernter v. Agee, et al. CV-OC-95000656D.

                  "MKC Bankruptcy Plan" means the Findings of Fact, Conclusions of Law and Order Confirming The First Amended Plan of Reorganization of Morrison Knudsen Corporation, dated August 26, 1996 with respect to the case titled, In re: Morrison Knudsen Corporation, Case No. 96-1006 (PJW) Chapter 11.

                  "MKR's Availability" means at any time (a) the lesser of (i) $30,000,000 or (ii) the sum of (A) eighty-five percent (85%) of the Net Amount of Eligible Accounts owing to MKR; plus (B) sixty percent (60%) of the book value of MKR's Eligible Inventory consisting of raw materials and finished goods, plus (C) the MKR Locomotive Advance Rate from time to time in effect as set forth on Schedule 1.1B hereto multiplied by the lesser of the cost or net book value of MKR's Eligible Locomotive Inventory (except, that each MK 5000 Locomotive will be valued at the lesser of $1,000,000, cost or net book value), plus (D) sixty-five percent (65%) multiplied by the aggregate outstanding principal amount of all Eligible Argentine Notes (provided that the 65% advance rate specified above shall be increased to 85% at such time as Agent shall be provided with evidence acceptable to Agent in its sole discretion that the letter of credit from Citibank N.A., Buenos Aires Argentina securing the Eligible Argentine Notes on the

Initial Closing Date has been accepted by or confirmed by Citibank N.A. in New York pursuant to an acceptance agreement in form and substance acceptable to Agent), plus (E) fifty percent (50%) of the book value of MKR's Eligible Consigned Inventory consisting of finished goods (the sum of clauses (A), (B),
(C), (D) and (E) being herein referred to as "MKR's Borrowing Base"), minus (b) the sum of (i) the unpaid balance of Revolving Loans at such time advanced to MKR; (ii) the aggregate amount of Pending Revolving Loans to be advanced to MKR at such time, (iii) the aggregate undrawn amount of all outstanding Letters of Credit issued for the benefit of MKR, (iv) the aggregate amount of any unpaid reimbursement obligations in respect of Letters of Credit issued for the benefit of MKR; (v) reserves for accrued interest on the Obligations for which MKR is primarily liable; (vi) any Environmental Compliance Reserve related to properties owned, leased or operated by MKR; (vii) a reserve in an amount equal to the maximum aggregate value which may be outstanding from time to time as "Common Materials" under the PTRA Intercreditor and the HBTC Intercreditor; and
(viii) all other reserves which the Agent deems necessary in the exercise of its reasonable credit judgment to maintain with respect to MKR's Accounts and/or Inventory.

                  "MKR's Borrowing Base" shall have the meaning ascribed thereto within the definition of the term "MKR's Availability."

                  "MKR's Eligible Locomotive Inventory" means not more than one hundred three (103) railroad locomotives owned by MKR (i) that are in service and operating only in the United States or Canada, (ii) that are in good operating condition and repair, (iii) that are fully insured, (iv) that are leased to railroads under valid and enforceable leases in which the Agent has a first and prior perfected security interest and (v) in which the Agent has a first and prior perfected security interest by means of ICC filings in the United States or PPSA and other filings in Canada.

                  "Modified Fixed Charges Coverage Ratio" means, with respect to intercompany loans permitted in accordance with Section 9.10, the Fixed Charges Coverage Ratio for the Borrower making such intercompany loan, calculated for the twelve Fiscal Months ending as of the last day of the Fiscal Month ended prior to the date such intercompany loan is made; provided that in calculating the applicable Borrower's Fixed Charges Coverage Ratio, the intercompany loan shall be deemed to have been made on the last day of the applicable twelve-month period and the principal amount of that intercompany loan shall be deducted from Adjusted Net Earnings from Operations as if such intercompany loan and all other intercompany loans made by that Borrower during that twelve-month period during that period were an expense of the Borrower making such intercompany loans.

                  "Mortgages" means: (a) each Mortgage, Security Agreement, and Assignments of Leases and Rents dated the date hereof between the Borrowers and the Agent and delivered to the Agent; and (b) all other real property mortgages, leasehold mortgages, assignments of leases, mortgage deeds, deeds of trust, deeds to secure debt, security agreements, and other similar instruments hereafter entered into which provide the Lender a lien on or other interest in any portion of the Premises or the Real Estate or which relate to any such Lien or interest.

                  "Multi-employer Plan" means a "multi-employer plan" as defined in Section 4001(a)(3) of ERISA which is or was at any time during the current year or the immediately preceding six (6) years contributed to by any Borrower or any ERISA Affiliate.

                  "Net Amount of Eligible Accounts" means, at any time, the gross amount of Eligible Accounts less sales, excise or similar taxes, and less returns, discounts, claims, credits and allowances of any nature at any time issued, owing, granted, outstanding, available or claimed.

                  "1995 Restructure" means all of the Borrowers' costs and charges relating to the restructuring of the Borrowers in December 1995, including, without limitation, the costs and charges associated with the write-down of assets, severance of employees and acceleration of future expenses as determined in accordance with GAAP.

                  "Note Cancellation and Restructuring Agreement" means that certain Note Cancellation and Restructuring Agreement dated as of June 20, 1996 among MKR, Morrison Knudsen Corporation, a Delaware corporation and Morrison Knudson Corporation, an Ohio corporation, as amended by that certain Amended To Note Cancellation and Restructuring Agreement dated as of July 25, 1996.

                  "Notice of Borrowing" has the meaning specified in Section 2.1(b).

                  "Notice of Conversion/Continuation" has the meaning specified in Section 3.2(b).

                  "Obligations" means all present and future loans, advances, liabilities, obligations, covenants, duties, and debts owing by any Borrower to the Agent and/or any Lender, arising under or pursuant to this Agreement or any of the other Loan Documents, whether or not evidenced by any note, or other instrument or document, whether arising from an extension of credit, opening of a letter of credit, acceptance, loan, guaranty, indemnification or otherwise, whether direct or indirect (including, without limitation, those acquired by assignment from others, and any participation by the Agent and/or any Lender in the Borrowers'
debts owing to others), absolute or contingent, due or to become due, primary or secondary, as principal or guarantor, and including, without limitation, all principal, interest, charges, expenses, fees, attorneys' fees, filing fees and any other sums chargeable to any Borrower hereunder or under any of the other Loan Documents. "Obligations" includes, without limitation, all debts, liabilities, and obligations now or hereafter owing from the Borrowers to the Agent and/or any Lender under or in connection with the Letters of Credit.

                  "Other Taxes" means any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Documents.

                  "Participating Lender" means any Person who shall have been granted the right by any Lender to participate in the financing provided by such Lender under this Agreement, and who shall have entered into a participation agreement in form and substance satisfactory to such Lender.

                  "Patent and Trademark Agreement" means the Intellectual Property Agreement, dated as of the date hereof, executed and delivered by each Borrower to the Agent to evidence and perfect the Agent's security interest in such Borrower's present and future patents, trademarks, and related licenses and rights, for the benefit of the Lenders.

                  "Payment Account" means each blocked bank account established pursuant to Section 6.9, to which the funds of any Borrower (including, without limitation, proceeds of Accounts and other Collateral) are deposited or credited, and which is maintained in the name of the Agent or a Borrower, as the Agent may determine, on terms acceptable to the Agent.

                  "PBGC" means the Pension Benefit Guaranty Corporation or any Governmental Authority succeeding to the functions thereof.

                  "Pending Revolving Loans" means, at any time, the aggregate principal amount of all Revolving Loans requested in any Notice(s) of Borrowing received by the Agent which have not yet been advanced.

                  "Pension Plan" means a pension plan (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA which any Borrower sponsors, maintains, or to which it makes, is making, or is obligated to make contributions, or in the case of a Multipleemployer Plan has made contributions at any time during the immediately preceding five (5) plan years.

                  "Permitted Liens" means:

                  (a) Liens for taxes not delinquent or for taxes being contested in good faith by appropriate proceedings and as to which adequate financial reserves have been established on the applicable Borrower's books and records and a stay of enforcement of any such Lien is in effect;

                  (b) the Agent's Liens;

                  (c) deposits under worker's compensation, unemployment insurance, social security and other similar laws, or to secure the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure indemnity, performance or other similar bonds for the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure statutory obligations (other than liens arising under ERISA or Environmental Liens) or surety or appeal bonds, or to secure indemnity, performance or other similar bonds in the ordinary course of business;

                  (d) Liens securing the claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like Persons, provided that the payment thereof is not at the time required by Section 9.1;

                  (e) Reservations, exceptions, encroachments, easements, rights of way, covenants running with the land, and other similar title exceptions or encumbrances affecting any Real Estate; provided that they do not in the aggregate materially detract from the value of the Real Estate or materially interfere with its use in the ordinary conduct of the Borrowers' business; and

                  (f) Judgment and other similar Liens arising in connection with court proceedings, provided that (A) the existence of such Liens is being contested in good faith and by proper proceedings diligently pursued, (B) reserves or other appropriate provision, if any, as are required by GAAP have been made therefor, (C) a stay of enforcement of any such Liens is in effect,
(D) the priority of any such Liens is subordinate to that of the Agent's Liens, and (E) the existence of any judgment or court proceedings upon which such Liens are based does not otherwise constitute an Event of Default under this Agreement.

                  "Permitted Rentals" has the meaning specified in Section 9.24.

                  "Person"   means   any   individual,    sole   proprietorship,
partnership, joint venture, trust, unincorporated organization, association, corporation, Governmental Authority, or any other entity.

                  "Plan" means an employee benefit plan (as defined in Section 3(3) of ERISA) which any Borrower sponsors or maintains or to which any Borrower makes, is making, or is obligated to make contributions and includes any Pension Plan.

                  "Preferred Stock" shall mean up to 10,000 shares of Class B Preferred Stock of MKR initially issued in favor of the Fidelity and Casualty Company of New York in connection with the final settlement of the Stockholder Litigation and upon substantially the terms and conditions set forth in the Certificate of Designations of Class B Preferred Stock of MKR included as part of its Certificate of Incorporation as in effect on the Closing Date.

                  "Premises" means the land identified by addresses on Schedule 8.12, together with all buildings, improvements, and fixtures thereon and all tenements, hereditaments, and appurtenances belonging or in any way appertaining thereto, and which constitutes all of the real property in which any Borrower has any interest on the Closing Date.

                  "Pro Rata Share" means, with respect to a Lender, a fraction (expressed as a percentage), the numerator of which is the amount of such Lender's Commitment and the denominator of which is the sum of the amounts of all of the Lenders' Commitments.

                  "Proprietary Rights" means all of each Borrower's now owned and hereafter arising or acquired: licenses, franchises, permits, patents, patent rights, copyrights, works which are the subject matter of copyrights, trademarks, service marks, trade names, trade styles, patent, trademark and service mark applications, and all licenses and rights related to any of the foregoing, including, without limitation, those patents, trademarks, service marks and copyrights set forth on Schedule 8.13 hereto, and all other rights under any of the foregoing, all extensions, renewals, reissues, divisions, continuations, and continuations-in-part of any of the foregoing, and all rights to sue for past, present and future infringement of any of the foregoing.

                  "PTRA" means the Port Terminal Railroad Association, a Texas association.

                  "PTRA  Contract" means that certain  Locomotive  Manufacturing
Agreement between MKR and PTRA providing for the purchase and sale of twenty-four (24) MK1500D diesel locomotives.

                  "PTRA Indebtedness" means all Debt and indebtedness of any kind in favor of PTRA.

                  "PTRA Intercreditor" has the meaning set forth in Section 9.19 hereof.

                  "PTRA  Inventory  Report" has the meaning set forth in Section
6.7 hereof."

                  "Real Estate" means all of the present and future interests of each Borrower, as owner, lessee, or otherwise, in the Premises, including, without limitation, any interest arising from an option to purchase or lease the Premises or any portion thereof.

                  "Release" means a release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration of a Contaminant into the indoor or outdoor environment or into or out of any Real Estate or other property, including the movement of Contaminants through or in the air, soil, surface water, groundwater or Real Estate or other property.

                  "Rentals" has the meaning specified in Section 9.24.

                  "Reportable  Event"  means,  any of the  events  set  forth in
Section 4043(b) of ERISA or the regulations thereunder, other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC.

                  "Required Lenders" means, at any time Lenders whose Pro Rata Shares aggregate more than thirty-five percent (35%) of the Commitments.

                  "Requirement of Law" means, as to any Person, any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

                  "Responsible Officer" means the chief executive officer or the president of each Borrower, or any other officer having substantially the same authority and responsibility; or, with respect to compliance with financial covenants, the chief financial officer or the treasurer of each Borrower, or any other officer having substantially the same authority and responsibility.

                  "Restricted Investment" means any acquisition of property by the Borrowers in exchange for cash or other property, whether in the form of an acquisition of stock, debt, or other indebtedness or obligation, or the purchase or acquisition of any other property, or a loan, advance, capital contribution, investment, deposit of funds or subscription, except the following: (a) acquisitions of equipment to be used in the business of each Borrower so long as the acquisition costs thereof constitute Capital Expenditures permitted hereunder; (b) acquisitions of goods held for sale or lease or to be used by each Borrower in the ordinary course of business; (c) acquisitions of current assets arising from the sale or lease of goods or the rendition of services in the ordinary course of business of each Borrower; (d) direct obligations of the United States of America, or any agency thereof, or obligations guaranteed by the United States of America, provided that such obligations mature within one year from the date of acquisition thereof; (e) certificates of deposit maturing within one year from the date of acquisition, bankers' acceptances, Eurodollar bank deposits, or overnight bank deposits, in each case issued by, created by, or with a bank or trust company organized under the laws of the United States or any state thereof having capital and surplus aggregating at least $100,000,000; (f) commercial paper given a rating of "A2" or better by Standard & Poor's Corporation or "P2" or better by Moody's Investors Service, Inc. and maturing not more than 90 days from the date of creation thereof and (g) loans by any Borrower to any other Borrower, subject of any such Borrower to the terms hereof, but expressly excluding any Subsidiaries located outside of the United States;

                  "Revolving Loans" has the meaning specified in Section
2.1.

                  "Revolving Loan Commitment" means, at any time with respect to a Lender, the principal amount set forth beside such Lender's name under the heading "Revolving Loan Commitment" on the signature pages of this Agreement or on the signature page of the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder in accordance with the provisions of Section 13.3, as such Revolving Loan Commitment may be adjusted from time to time in accordance with the provisions of Section 13.3, and "Revolving Loan Commitments" means, collectively, the aggregate amount of the Revolving Loan Commitments of all of the Lenders.

                  "Solvent" means when used with respect to any Person that (a) the fair value of all its assets is in excess of the total amount of its debts (including contingent liabilities); (b) it is able to pay its debts as they mature; (c) it does not have unreasonably small capital for the business in which it is engaged or for any business or transaction in which it is about to engage; and (d) it is not "insolvent" as such term is defined in Section 101(32) of the Bankruptcy Code.

                  "Stated Termination Date" means August 31, 1999.

                  "Stockholder Litigation" means:

                    (i) Newman v. Agee, et al., 94-CV-478-EJL, pending in the United States District Court for the District of Idaho,

                    (ii) Susser,  et  al.  v.  Agee,  et  al.,  94-CV-477-S-LMB,
                         pending in the United States District Court for the District of Idaho, and

                    (iii)Wohlgelernter   v.  Agee,   et  al.,   CV-DC-95000656D,
                         pending in Ada County, Idaho.

                  "Subsidiary" means any corporation of which more than fifty percent (50.0%) of the outstanding securities of any class or classes, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions), is at the time, directly or indirectly through one or more intermediaries, owned by any Borrower and/or one or more of its Subsidiaries.

                  "Subordinated Debt" means subordinated debt in the principal amount of $52,200,000 plus approximately $5,200,000 of accrued interest as of August 30, 1996 owing by MKR to MorrisonKnudsen Corporation pursuant to that certain Note dated June 26, 1995 from MKR to Morrison Knudsen Corporation, an Ohio corporation.

                  "Subordination Agreement" means the Subordination Agreement dated as of the Initial Closing Date, among Morrison Knudsen Corporation, the Agent and MKR, as hereafter amended or modified from time to time.

                  "Taxes" means any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and the Agent, such taxes (including income taxes or franchise taxes) as are imposed on or measured by each Lender's net income by the jurisdiction (or any political subdivision thereof) under the laws of which such Lender or the Agent, as the case may be, is organized or maintains a Lending Office.

                  "Term Loan" and "Term  Loans" have the  meanings  specified in
Section 2.2(a).

                  "Term Loan Commitment" means, at any time with respect to a Lender, the principal amount set forth beside such Lender's name under the heading "Term Loan Commitment" on the signature pages of this Agreement or on the signature page of the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder in accordance with the provisions of Section 13.3, as such Term Loan Commitment may be adjusted from time to time in accordance with the provisions of Section 13.3, and "Term Loan Commitments" means, collectively, the aggregate amount of the Term Loan Commitments of all of the Lenders.

                  "Term Loan Note" and "Term Loan Notes" have the meanings specified in Section 2.2(c).

                  "Termination Date" means the earliest to occur of (i) the Stated Termination Date, (ii) the date the Revolver Facility is terminated either by the Borrowers pursuant to Section 4.2 or by the Majority Lenders pursuant to Section 11.2, and (iii) the date this Agreement is otherwise terminated for any reason whatsoever.

                  "Total Facility" has the meaning specified in Section 2.1.

                  "UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of Illinois; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the security interest of Agent (or any party for which Agent is agent) in any collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Illinois, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction solely for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

                  "Unused Letter of Credit Subfacility" means an amount equal to $10,000,000 minus the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit plus (b) the aggregate unpaid reimbursement obligations with respect to all Letters of Credit plus (c) the stated amount of any letter of credit which is permitted to be issued under Section 9.19 in favor of the issuer of any performance bonds required by MKR whether or not such letter of credit constitutes a Letter of Credit under this Agreement.

                  "Unfunded Pension Liability" means the excess of a Plan's benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Plan's assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

         1.2 Accounting Terms. Any accounting term used in this Agreement shall have, unless otherwise specifically provided herein, the meaning customarily given in accordance with GAAP, and all financial computations hereunder shall be computed, unless otherwise specifically provided herein, in accordance with GAAP as consistently applied and using the same method for inventory valuation as used in the preparation of the Financial Statements.

                  1.3 Interpretive Provisions. (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

                  (b) The words "hereof," "herein," "hereunder" and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and Subsection, Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

                  (c) (i) The term "documents" includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced.

                  (ii) The term "including" is not limiting and means "including without limitation."

                  (iii) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including," the words "to" and "until" each mean "to but excluding" and the word "through" means "to and including."

                  (d) Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

                  (e) The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

                  (f) This Agreement and other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms.

                  (g) This Agreement and the other Loan Documents are the result of negotiations among and have been reviewed by counsel to the Agent, the Borrowers and the other parties, and are the products of all parties. Accordingly, they shall not be construed against the Lenders or the Agent merely because of the Agent's or Lender's involvement in their preparation.

         1.4      Amendment and Restatement.

                  (a) This Agreement amends and restates in its entirety the Existing Loan Agreement and, upon effectiveness of this Agreement, the terms and provisions of the Existing Loan Agreement shall, subject to Section 1.4(b) and
(c), be superseded hereby.

                  (b) Notwithstanding the amendment and restatement of the Existing Loan Agreement by this Agreement, the Borrowers shall continue to be liable to the Agent and the Lenders with respect to agreements on the part of the Borrowers under the Existing Loan Agreement to indemnify and hold the Agent and the Lenders harmless from and against all claims, demands, liabilities, damages, losses, costs, charges and expenses to which the Agent or any Lender may be subject arising in connection with any action taken, failure to take action or transaction contemplated in or under the Existing Loan Agreement during the period that such agreement was in effect.

                  (c) Notwithstanding the amendment and restatement of the Existing Loan Agreement by this Agreement, the indebtedness, liabilities and obligations owing to the Agent and the Lenders by the Borrowers under the Existing Loan Agreement remain outstanding as of the date hereof, constitute continuing Obligations hereunder and shall continue to be secured by the Collateral.

                  This Agreement is given in partial substitution for the Existing Loan Agreement, and does not evidence a repayment and reborrowing of the obligations of Borrowers under such agreement, and is in no way intended to constitute a novation of the Existing Loan Agreement, and the Liens granted with respect thereto shall be continuing.

                  (d) Upon the effectiveness of this Agreement, each reference to the Existing Loan Agreement in each Loan Document and any other document, instrument or agreement executed and/or delivered in connection therewith shall mean and be a reference to this Agreement.

                  (e) The parties hereto acknowledge and agree that any waivers, express or implied by course of conduct or otherwise, amendments or other actions (or failures to act) under the Existing Loan Agreement and the other Loan Documents shall be of no force or effect, and of no use in interpreting the rights and duties of the parties under this Agreement.

                                    ARTICLE 2

                           LOANS AND LETTERS OF CREDIT

         Subject to all of the terms and conditions of this Agreement, the Lenders severally agree to make available a total credit facility of up to Seventy Five Million Dollars ($75,000,000) (the "Total Facility") for the Borrowers' use from time to time during the term of this Agreement. The Total Facility shall be comprised of: (a) a revolving line of credit consisting of revolving loans and letters of credit up to the Maximum Revolver Amount, as described in Sections 2.1 and 2.3; and (b) the Term Loans up to the Term Loan Commitment described in Section 2.2.

         2.1 Revolving Loans. (a) Amounts. Subject to the satisfaction of the conditions precedent set forth in Article 10, each Lender severally agrees, upon MKR's request from time to time on any Business Day during the period from the Closing Date to the Termination Date, to make revolving loans (the "Revolving Loans") (1) to the Borrowers, in amounts not to exceed (except with respect to BABC Loans) such Lender's Pro Rata Share of the Borrowers' Availability; provided that as separate sublimits, the Revolving Loans outstanding at any time to MKR shall not exceed MKR's Availability and the Revolving Loans outstanding at any time to each Component Subsidiary shall not exceed that Component Subsidiary's Availability. The Lenders, however, in their discretion, may elect to make Revolving Loans or participate (as provided for in Section 2.3(f)) in the credit support or enhancement provided through the Agent to the issuers of Letters of Credit in excess of the Availability, MKR's Availability or a Component Subsidiary's Availability on one or more occasions, but if they do so, neither the Agent nor the Lenders shall be deemed thereby to have changed the limits of the Maximum Revolver Amount, the Availability, MKR's Availability or any Component Subsidiary's Availability or to be obligated to exceed such limits on any other occasion. If the sum of outstanding Revolving Loans, the aggregate amount of Pending Revolving Loans, the undrawn amount of outstanding Letters of Credit and any unpaid reimbursement obligations in respect of Letters of Credit exceeds the Availability, the Lenders may refuse to make or otherwise restrict the making of Revolving Loans as the Lenders determine until such excess has been eliminated. If the sum of outstanding Revolving Loans, the aggregate amount of Pending Revolving Loans, the undrawn amount of outstanding Letters of Credit and any unpaid reimbursement obligations in respect of Letters of Credit to MKR or to any Component Subsidiary exceeds MKR's Availability or that Component Subsidiary's Availability, respectively, the Lenders may refuse to make or otherwise restrict the making of Revolving Loans to MKR or that Component Subsidiary, as applicable, as the Lenders determine until that excess has been eliminated.

                  (b) Procedure for Borrowing. (1) Each Borrowing shall be made upon MKR's irrevocable written notice in the form of Exhibit A hereto (a "Notice of Borrowing") delivered to the Agent (which notice must be received by the Agent prior to 11 a.m. (Chicago time) (i) three Business Days prior to the requested Funding Date, in the case of LIBOR Rate Loans and (ii) no later than 11:00 a.m. (Chicago time) on the requested Funding Date, in the case of Base Rate Revolving Loans, specifying:

                  (A) the amount of the Borrowing, which, in the case of LIBOR Rate Loans shall be in a minimum amount of $5,000,000 and $1,000,000 increments in excess of $5,000,000;

                  (B) the requested Funding Date, which shall be a Business Day;

                  (C) the Borrower that is to receive such Borrowing;

                  (D) whether the Revolving Loans requested are to be Base Rate Revolving Loans or LIBOR Rate Loans; and

                  (E) the duration of the Interest Period if the requested Revolving Loans are to be LIBOR Rate Loans. If the Notice of Borrowing fails to specify the duration of the Interest Period for any Borrowing comprised of LIBOR Rate Loans, such Interest Period shall be three months;

provided, however, that with respect to the Borrowing to be made on the Closing Date, such Borrowings will consist of Base Rate Revolving Loans and a Base Rate Term Loan only.

                  (2) After giving effect to any Borrowing, there may not be more than five (5) different Interest Periods in effect.

                  (3) With respect to any request for Base Rate Revolving Loans, in lieu of delivering the above-described Notice of Borrowing MKR may give the Agent telephonic notice of such request, specifying the information contained in clauses (A)-(D) of paragraph (1) above, by the required time, with such telephonic notice to be confirmed in writing within 24 hours of the giving of such notice and Agent shall be entitled to rely on the telephonic notice in making such Revolving Loans.

                  (c) Reliance upon Authority. On or prior to the Closing Date and thereafter prior to any change with respect to any of the information contained in the following clauses (i) and (ii), MKR shall deliver to the Agent a writing setting forth (i) the account of each Borrower to which the Agent is authorized to transfer the proceeds of the Revolving Loans requested pursuant to this Section 2.1, and (ii) the names of the officers of MKR authorized to request Revolving Loans on behalf of each Borrower, and shall provide the Agent with a specimen signature of each such officer. The Agent shall be entitled to rely conclusively on such officer's authority to request Revolving Loans on behalf of each Borrower, the proceeds of which are to be transferred to any of the accounts specified by MKR pursuant to the immediately preceding sentence, until the Agent receives written notice to the contrary. The Agent shall have no duty to verify the identity of any individual representing himself or herself as one of the officers authorized by MKR to make such requests on behalf of each Borrower. Each Borrower hereby appoints MKR to act as its agent in requesting Borrowings, specifying the amounts thereof, determining the applicable interest rate and Interest Period and otherwise acting as its agent hereunder for purposes of delivering and receiving notices provided for herein.

                  (d) No Liability. The Agent shall not incur any liability to any Borrower as a result of acting upon any notice referred to in Sections 2.1(b) and (c), which notice the Agent believes in good faith to have been given by an officer duly authorized by MKR to request Revolving Loans on its behalf or for otherwise acting in good faith under this Section 2.1, and the crediting of Revolving Loans to that Borrower's deposit account, or transmittal to such Person as MKR shall direct, shall conclusively establish the obligation of such Borrower to repay such Revolving Loans as provided herein.

                  (e) Notice Irrevocable. Any Notice of Borrowing (or telephonic notice in lieu thereof) made pursuant to Section 2.1(b) shall be irrevocable and the designated Borrower shall be bound to borrow the funds requested therein in accordance therewith.

                  (f) Agent's Election. Promptly after receipt of a Notice of Borrowing (or telephonic notice in lieu thereof) pursuant to Section 2.1(b), the Agent shall elect, in its discretion, (i) to have the terms of Section 2.1(g) apply to such requested Borrowing, or (ii) to request BABC to make a BABC Loan pursuant to the terms of Section 2.1(h) in the amount of the requested Borrowing; provided, however, that if BABC declines in its sole discretion to make a BABC Loan pursuant to Section 2.1(h), the Agent shall elect to have the terms of Section 2.1(g) apply to such requested Borrowing.

                  (g) Making of Revolving Loans. (i) In the event that the Agent shall elect to have the terms of this Section 2.1(g) apply to a requested Borrowing as described in Section 2.1(f), then promptly after receipt of a Notice of Borrowing or telephonic notice pursuant to Section 2.1(b), the Agent shall notify the Lenders by telecopy, telephone or other similar form of transmission, of the requested Borrowing. Each Lender shall make the amount of such Lender's Pro Rata Share of the requested Borrowing available to the Agent in same day funds, to such account of the Agent as the Agent may designate, not later than noon, (Chicago time) on the Funding Date applicable thereto. After the Agent's receipt of the proceeds of such Revolving Loans, upon satisfaction of the applicable conditions precedent set forth in Article 10, the Agent shall make the proceeds of such Revolving Loans available to the designated Borrower on the applicable Funding Date by transferring same day funds equal to the proceeds of such Revolving Loans received by the Agent to the account of the Borrower designated in writing by MKR; provided, however, that the amount of Revolving Loans so made on any date shall in no event exceed the Availability of the applicable Borrower on such date.

                  (ii) Unless the Agent receives notice from a Lender on or prior to the Closing Date or, with respect to any Borrowing after the Closing Date, at least one Business Day prior to the date of such Borrowing, that such Lender will not make available as and when required hereunder to the Agent for the account of each Borrower the amount of that Lender's Pro Rata Share of the Borrowing, the Agent may assume that each Lender has made such amount available to the Agent in immediately available funds on the Funding Date and the Agent may (but shall not be so required), in reliance upon such assumption, make available to the designated Borrower on such date a corresponding amount. If and to the extent any Lender shall not have made its full amount available to the Agent in immediately available funds and the Agent in such circumstances has made available to a Borrower such amount, that Lender shall on the Business Day following such Funding Date make such amount available to the Agent, together with interest at the Federal Funds Rate for each day during such period. A notice of the Agent submitted to any Lender with respect to amounts owing under this subsection shall be conclusive, absent manifest error. If such amount is so made available, such payment to the Agent shall constitute such Lender's Loan on the date of Borrowing for all purposes of this Agreement. If such amount is not made available to the Agent on the Business Day following the Funding Date, the Agent will notify MKR of such failure to fund and, upon demand by the Agent, the Borrower that received such Borrowing shall pay such amount to the Agent for the Agent's account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the interest rate applicable at the time to the Loans comprising such Borrowing. The failure of any Lender to make any Loan on any Funding Date shall not relieve any other Lender of any obligation hereunder to make a Loan on such Funding Date, but no Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender on any Funding Date.

                  (h) Making of BABC Loans. (i) In the event the Agent shall elect, with the consent of BABC, to have the terms of this Section 2.1(h) apply to a requested Borrowing as described in Section 2.1(f), BABC shall make a Revolving Loan in the amount of such Borrowing (any such Revolving Loan made solely by BABC pursuant to this Section 2.1(h) being referred to as a "BABC Loan" and such Revolving Loans being referred to collectively as "BABC Loans") available to the applicable Borrower on the Funding Date applicable thereto by transferring same day funds to an account of the applicable Borrower, designated in writing by MKR. Each BABC Loan is a Revolving Loan hereunder and shall be subject to all the terms and conditions applicable to other Revolving Loans except that all payments thereon shall be payable to BABC solely for its own account (and for the account of the holder of any participation interest with respect to such Revolving Loan). The Agent shall not request BABC to make any BABC Loan if (i) the Agent shall have received written notice from any Lender, or otherwise has actual knowledge, that one or more of the applicable conditions precedent set forth in Article 10 will not be satisfied on the requested Funding Date for the applicable Borrowing, or
(ii) the requested Borrowing would exceed the Availability of the applicable Borrower on such Funding Date. BABC shall not otherwise be required to determine whether the applicable conditions precedent set forth in Article 10 have been satisfied or the requested Borrowing would exceed the Availability, Components Subsidiary's Availability or MKR's Availability, as the case may be, of the applicable Borrower on the Funding Date applicable thereto prior to making, in its sole discretion, any BABC Loan.

                  (ii) The BABC Loans shall be repayable on demand and secured by the Collateral, shall constitute Revolving Loans and Obligations hereunder, and shall bear interest at the rate applicable to the particular Borrowing for which such BABC Loans are funded.

                  (i) Agent Advances. (i) Subject to the limitations set forth in the provisos contained in this Section 2.1(i), the Agent is hereby authorized by each Borrower and the Lenders, from time to time in the Agent's sole discretion, (1) after the occurrence of a Default or an Event of Default, or (2) at any time that any of the other applicable conditions precedent set forth in
Article 10 have not been satisfied, to make Revolving Loans to the Borrowers on behalf of the Lenders which the Agent, in its reasonable business judgment, deems necessary or desirable (A) to preserve or protect the Collateral, or any portion thereof, (B) to enhance the likelihood of, or maximize the amount of, repayment of the Loans and other Obligations, or (C) to pay any other amount chargeable to a Borrower pursuant to the terms of this Agreement, including, without limitation, interest, costs, fees and expenses as described in Section
15.7 (any of the advances described in this Section 2.1(i) being herein referred to as "Agent Advances"); provided, that the Agent shall not make any Agent Advance to MKR or any Component Subsidiary if the amount thereof would exceed MKR's Availability or any such Component Subsidiary's Availability, respectively, on the Funding Date applicable thereto; and provided, further, that the Required Lenders may at any time revoke the Agent's authorization contained in this Section 2.1(i) to make Agent Advances, any such revocation to be in writing and to become effective upon the Agent's receipt thereof.

                  (ii) The Agent Advances shall be repayable on demand and secured by the Collateral, shall constitute Revolving Loans and Obligations hereunder, and shall bear interest at the rate applicable to Base Rate Revolving Loans from time to time. The Agent shall notify each Lender in writing of each such Agent Advance.

                  (j) Settlement. It is agreed that each Lender's funded portion of the Revolving Loans is intended by the Lenders to be equal at all times to such Lender's Pro Rata Share of the outstanding Revolving Loans. Notwithstanding such agreement, the Agent, BABC, and the other Lenders agree (which agreement shall not be for the benefit of or enforceable by the Borrowers) that in order to facilitate the administration of this Agreement and the other Loan Documents, settlement among them as to the Revolving Loans, the BABC Loans and the Agent Advances shall take place on a periodic basis in accordance with the following provisions:

                  (i) The Agent shall request settlement ("Settlement") with the Lenders on a weekly basis, or on a more frequent basis if so determined by the Agent, (1) on behalf of BABC, with respect to each outstanding BABC Loan, (2) for itself, with respect to each Agent Advance, and (3) with respect to collections received, by notifying the Lenders by telecopy, telephone or other similar form of transmission, of such requested Settlement, no later than 11:00 a.m. (Chicago time) on the date of such requested Settlement (the "Settlement Date"). Each Lender (other than BABC, in the case of BABC Loans) shall make the amount of such Lender's Pro Rata Share of the outstanding principal amount of the BABC Loans and Agent Advances with respect to which Settlement is requested available to the Agent, for itself or for the account of BABC, in same day funds, to such account of the Agent as the Agent may designate, not later than 3:00 p.m. (Chicago time), on the Settlement Date applicable thereto, regardless of whether the applicable conditions precedent set forth in Article 10 have then been satisfied. Such amounts made available to the Agent shall be applied against the amounts of the applicable BABC Loan or Agent Advance and, together with the portion of such BABC Loan or Agent Advance representing BABC's Pro Rata Share thereof, shall constitute Revolving Loans of such Lenders. If any such amount is not made available to the Agent by any Lender on the Settlement Date applicable thereto, the Agent shall be entitled to recover such amount on demand from such Lender together with interest thereon at the Federal Funds Rate for the first three (3) days from and after the Settlement Date and thereafter at the Interest Rate then applicable to Base Rate Revolving Loans.

                  (ii) Notwithstanding the foregoing, not more than one (1) Business Day after demand is made by the Agent (whether before or after the occurrence of a Default or an Event of Default and regardless of whether the Agent has requested a Settlement with respect to a BABC Loan or Agent Advance), each other Lender shall irrevocably and unconditionally purchase and receive from BABC or the Agent, as applicable, without recourse or warranty, an undivided interest and participation in such BABC Loan or Agent Advance to the extent of such Lender's Pro Rata Share thereof by paying to the Agent, in same day funds, an amount equal to such Lender's Pro Rata Share of such BABC Loan or Agent Advance. If such amount is not in fact made available to the Agent by any Lender, the Agent shall be entitled to recover such amount on demand from such Lender together with interest thereon at the Federal Funds Rate for the first three (3) days from and after such demand and thereafter at the Interest Rate then applicable to Base Rate Revolving Loans.

                  (iii) From and after the date, if any, on which any Lender purchases an undivided interest and participation in any BABC Loan or Agent Advance pursuant to subsection (ii) above, the Agent shall promptly distribute to such Lender at such address as such Lender may request in writing, such Lender's Pro Rata Share of all payments of principal and interest and all proceeds of Collateral received by the Agent in respect of such BABC Loan or Agent Advance.

                  (iv) Between Settlement Dates, the Agent, to the extent no Agent Advances or BABC Loans are outstanding, may pay over to BABC any payments received by the Agent, which in accordance with the terms of the Agreement would be applied to the reduction of the Revolving Loans, for application to BABC's Pro Rata Share of the Revolving Loans. If, as of any Settlement Date, collections received since the then immediately preceding Settlement Date have been applied to BABC's Pro Rata Share of the Revolving Loans other than to BABC Loans or Agent Advances, as provided for in the previous sentence, BABC shall pay to the Agent for the accounts of the Lenders, to be applied to the outstanding Revolving Loans of such Lenders, an amount such that each Lender shall, upon receipt of such amount, have, as of such Settlement Date, its Pro Rata Share of the Revolving Loans. During the period between Settlement Dates, BABC with respect to BABC Loans, the Agent with respect to Agent Advances, and each Lender with respect to the Revolving Loans other than BABC Loans and Agent Advances, shall be entitled to interest at the applicable rate or rates payable under the Agreement on the actual average daily amount of funds employed by BABC, the Agent and the other Lenders.

                  (k) Notation. The Agent shall record on its books the principal amount of the Revolving Loans owing to each Lender, including the BABC Loans owing to BABC, and the Agent Advances owing to the Agent, from time to time. In addition, each Lender is authorized, at such Lender's option, to note the date and amount of each payment or prepayment of principal of such Lender's Revolving Loans in its books and records, including computer records, such books and records constituting rebuttably presumptive evidence, absent manifest error, of the accuracy of the information contained therein.

                  (l) Lenders' Failure to Perform. All Loans (other than BABC Loans and Agent Advances) shall be made by the Lenders simultaneously and in accordance with their Pro Rata Shares. It is understood that (i) no Lender shall be responsible for any failure by any other Lender to perform its obligation to make any Loans hereunder, nor shall any Commitment of any Lender be increased or decreased as a result of any failure by any other Lender to perform its obligation to make any Loans hereunder, and (ii) no failure by any Lender to perform its obligation to make any Loans hereunder shall excuse any other Lender from its obligation to make any Loans hereunder.

                  (m) Revolving Loan Obligations; Waiver of Presentment, etc.. The Borrowers hereby agree to repay to each Lender the principal amount of, and pay to each Lender interest on, the Loans made by such Lender hereunder. The Borrowers shall pay interest on the principal balance of the Loans from time to time outstanding as provided in this Agreement. Subject to the earlier acceleration or prepayment of the Loans as permitted or required by this Agreement, each Loan shall mature on the Stated Termination Date, and all Loans outstanding on the Termination Date shall be repaid in full on the Termination Date. The Borrowers hereby waive presentment, demand, protest or notice of dishonor in connection with the payment of the Obligations hereunder.

         2.2      Term Loans.

                  (a) Amount of Term Loan. Each Lender severally agrees to make a term loan (any such term loan being referred to as a "Term Loan" and such term loans being referred to collectively as the "Term Loans") to the Borrower on the Closing Date, upon the satisfaction of the conditions precedent set forth in
Article 10, in an amount equal to such Lender's Pro Rata Share of the Term Loan Commitments or Eight Million Dollars ($8,000,000). The Term Loans shall initially be Base Rate Term Loans. The pro rata portion of the outstanding Term Loan allocated to the Borrowers as of the Closing Date as follows: Two Million Eight Hundred Forty Thousand Dollars ($2,840,000) to MKR; Two Million Five Hundred Fifty Thousand Dollars ($2,550,000) to Motor Coils; Two Million Ten Thousand Dollars ($2,010,000) to Touchstone; and Six Hundred Thousand Dollars ($600,000) to MKES.

                  (b) Making of Term Loans. Each Lender shall make the amount of such Lender's Term Loan available to the Agent in same day funds, to such account of the Agent as the Agent may designate, not later than 10:00 a.m. (Chicago time) on the Closing Date. After the Agent's receipt of the proceeds of such Term Loans, and upon satisfaction of the conditions precedent set forth in
Article 10, the Agent shall make the proceeds of such Term Loans available to the Borrowers on the Closing Date by transferring same day funds equal to the proceeds of such Term Loans received by the Agent to an account of the Borrowers designated in writing by the Borrowers or as the Borrowers shall otherwise instruct in writing.

                  (c) Term Loan. Each Borrower receiving part of the Term Loan shall execute and deliver to the Agent, on behalf of the Lenders, on the Closing Date, a promissory note, substantially in the form of Exhibit H attached hereto and made a part hereof (such promissory notes, together with any new notes issued pursuant to Section 14.9 upon the assignment of the Agent's duties hereunder, being hereinafter referred to collectively as the "Term Loan Notes" and each of such promissory notes being hereinafter referred to individually as a "Term Loan Note"), to evidence Lenders' Term Loans, in the original principal amount equal to the Eight Million Dollar ($8,000,000) Term Loan Commitment of the Lenders being loaned to such Borrowers and with other appropriate insertions. The principal amount of the Term Loan Notes delivered to the Agent (on behalf of the Lenders) shall be dated the Closing Date and the Term Loan shall mature in thirty-six (36) monthly installments. Each of the first thirty-five (35) installments of principal shall be payable in an amount equal to $133,334 (and paid ratably by the Borrowers receiving Term Loans) and shall be payable on the first day of each month, commencing on October 1, 1996 and ending on August 1, 1999, and the final installment of principal on the Term Loan shall be payable in an amount equal to $3,333,310 or, if different, the then remaining principal balance of the Term Loan, and shall be payable on the Stated Termination Date. Each such installment shall be payable by each Borrower receiving part of the Term Loan in an amount proportionate to the percentage of the entire Term Loan received by all The Borrowers on the Closing Date to the Agent for the account of the Lenders.

                  (d) Notation and Endorsement. The Agent shall record on its books the principal amount of the Term Loans owing to each Lender from time to time. In addition, each Lender is authorized, at such Lender's option, to note the date and amount of each payment or prepayment of principal of such Lender's Term Loans in its books and records, such books and records constituting rebuttably presumptive evidence, absent manifest error, of the accuracy of the information contained therein. Prior to the transfer of a Term Loan, the applicable Lender shall evidence the outstanding principal balance of the Term Loan evidenced thereby to the new Lender assuming such Term Loan. Failure by such Lender to make such notation shall not affect the obligations of the Borrowers under the Term Loan Notes or any of the other Loan Documents.

         2.3      Letters of Credit.

                  (a) Agreement to Cause Issuance. Subject to the terms and conditions of this Agreement, and in reliance upon the representations and warranties of the Borrowers herein set forth, the Agent agrees to take reasonable steps to cause to be issued for the account of each Borrower and to provide credit support or other enhancement in connection with one or more stand-by or documentary letters of credit (each such letter of credit, a "Letter of Credit" and such letters of credit, collectively, the "Letters of Credit") in accordance with this Section 2.3 from time to time during the term of this Agreement.

                  (b) Amounts; Outside Expiration Date. The Agent shall not have any obligation to take steps to cause to be issued any Letter of Credit at any time: (1) if the maximum undrawn amount of the requested Letter of Credit is greater than the Unused Letter of Credit Subfacility at such time; (2) if the maximum undrawn amount of the requested Letter of Credit and all commissions, fees, and charges due from the applicable Borrower in connection with the opening thereof exceed the Availability of that Borrower at such time; or (3) which has an expiration date later than the Stated Termination Date.

                  (c) Other Conditions. In addition to being subject to the satisfaction of the applicable conditions precedent contained in Article 10, the obligation of the Agent to take reasonable steps to cause to be issued any Letter of Credit is subject to the following conditions precedent having been satisfied in a manner satisfactory to the Agent:

                  (1) The applicable Borrower shall have delivered to the proposed issuer of such Letter of Credit, at such times and in such manner as such proposed issuer may prescribe, an application in form and substance satisfactory to such proposed issuer for the issuance of the Letter of Credit and such other documents as may be required pursuant to the terms thereof, the form and terms of the proposed Letter of Credit shall be satisfactory to the Agent and such proposed issuer; and

                  (2) as of the date of issuance, no order of any court, arbitrator or Governmental Authority shall purport by its terms to enjoin or restrain money center banks generally from issuing letters of credit of the type and in the amount of the proposed Letter of Credit, and no law, rule or regulation applicable to money center banks generally and no request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over money center banks generally shall prohibit, or request that the proposed issuer of such Letter of Credit refrain from, the issuance of letters of credit generally or the issuance of such Letters of Credit.

                  (d)      Issuance of Letters of Credit.

                  (1) Request for Issuance. MKR shall give the Agent three (3) Business Days' prior written notice, containing the original signature of an authorized officer of the applicable Borrower of such Borrower's request for the issuance of a Letter of Credit. Such notice shall be irrevocable and shall specify the original face amount of the Letter of Credit requested, the effective date (which date shall be a Business Day) of issuance of such requested Letter of Credit, whether such Letter of Credit may be drawn in a single or in partial draws, the date on which such requested Letter of Credit is to expire (which date shall be a Business Day), the purpose for which such Letter of Credit is to be issued (such Letter of Credit shall not be issued for the purpose of backing the issuance of performance bonds or be issued in lieu of performance bonds), and the beneficiary of the requested Letter of Credit. MKR shall attach to such notice the proposed form of the Letter of Credit that the Agent is requested to cause to be issued.

                  (2) Responsibilities of the Agent; Issuance. The Agent shall determine, as of the Business Day immediately preceding the requested effective date of issuance of the Letter of Credit set forth in the notice from MKR pursuant to Section 2.3(d)(1), (i) the amount of the applicable Unused Letter of Credit Subfacility and (ii) the Availability of the designated Borrower as of such date. If (i) the undrawn amount of the requested Letter of Credit is not greater than the applicable Unused Letter of Credit Subfacility and (ii) the issuance of such requested Letter of Credit and all commissions, fees, and charges due from the designated Borrower in connection with the opening thereof would not exceed the Availability of that Borrower, the Agent shall take reasonable steps to cause such issuer to issue the requested Letter of Credit on such requested effective date of issuance.

                  (3) Notice of Issuance. Promptly after the issuance of any Letter of Credit, the Agent shall give notice to each Lender of the issuance of such Letter of Credit.

                  (4) No Extensions or Amendment. The Agent shall not be obligated to cause any Letter of Credit to be extended or amended unless the requirements of this Section 2.3(d) are met as though a new Letter of Credit were being requested and issued. With respect to any Letter of Credit which contains any "evergreen" or automatic renewal provision, each Lender shall be deemed to have consented to any such extension or renewal unless any such Lender shall have provided to the Agent, not less than 30 days prior to the last date on which the applicable issuer can in accordance with the terms of the applicable Letter of Credit decline to extend or renew such Letter of Credit, written notice that it declines to consent to any such extension or renewal, provided, that if all of the requirements of this Section 2.3 are met and no Event or Event of Default exists, no Lender shall decline to consent to any such extension or renewal.

                  (e) Payments Pursuant to Letters of Credit.

                  (1) Payment of Letter of Credit Obligations. Each Borrower agrees to reimburse the issuer for any draw under any Letter of Credit issued for its benefit immediately upon demand, and to pay the issuer of the Letter of Credit the amount of all other obligations and other amounts payable to such issuer under or in connection with any Letter of Credit immediately when due, irrespective of any claim, setoff, defense or other right which any Borrower may have at any time against such issuer or any other Person.

                  (2) Revolving Loans to Satisfy Reimbursement Obligations. In the event that the issuer of any Letter of Credit honors a draw under such Letter of Credit and the Borrowers shall not have repaid such amount to the issuer of such Letter of Credit pursuant to Section 2.3(e)(1), the Agent shall, upon receiving notice of such failure, notify each Lender of such failure, and each Lender shall unconditionally pay to the Agent, for the account of such issuer, as and when provided hereinbelow, an amount equal to such Lender's Pro Rata Share of the amount of such payment in Dollars and in same day funds. If the Agent so notifies the Lenders prior to noon (Chicago time) on any Business Day, each Lender shall make available to the Agent the amount of such payment, as provided in the immediately preceding sentence, on such Business Day. Such amounts paid by the Lenders to the Agent shall constitute Revolving Loans which shall be deemed to have been requested by MKR pursuant to Section 2.1 as set forth in Section 4.4.

                  (f) Participations.

                  (1) Purchase of Participations. Immediately upon issuance of any Letter of Credit in accordance with Section 2.3(d), each Lender shall be deemed to have irrevocably and unconditionally purchased and received without recourse or warranty, an undivided interest and participation in the credit support or enhancement provided through the Agent to such issuer in connection with the issuance of such Letter of Credit, equal to such Lender's Pro Rata Share of the face amount of such Letter of Credit (including, without limitation, all obligations of the applicable Borrower with respect thereto, and any security therefor or guaranty pertaining thereto).

                  (2) Sharing of Reimbursement Obligation Payments. Whenever the Agent receives a payment from any Borrower on account of reimbursement obligations in respect of a Letter of Credit as to which the Agent has previously received for the account of the issuer thereof payment from a Lender pursuant to Section 2.3(e)(2), the Agent shall promptly pay to such Lender such Lender's Pro Rata Share of such payment from such Borrower in Dollars. Each such payment shall be made by the Agent on the Business Day on which the Agent receives immediately available funds paid to such Person pursuant to the immediately preceding sentence, if received prior to noon (Chicago time) on such Business Day and otherwise on the next succeeding Business Day.

                  (3)  Documentation.  Upon the request of any Lender, the Agent shall furnish to such Lender copies of any Letter of Credit, reimbursement agreements executed in connection therewith, application for any Letter of Credit and credit support or enhancement provided through the Agent in connection with the issuance of any Letter of Credit, and such other documentation as may reasonably be requested by such Lender.

                  (4) Obligations Irrevocable. The obligations of each Lender to make payments to the Agent with respect to any Letter of Credit or with respect to any credit support or enhancement provided through the Agent with respect to a Letter of Credit, and the obligations of each Borrower to make payments to the Agent, for the account of the Lenders, shall be irrevocable, not subject to any qualification or exception whatsoever, including, without limitation, any of the following circumstances:

                           (i) any lack of  validity or  enforceability  of this
Agreement or any of the other Loan Documents;

                           (ii) the existence of any claim,  setoff,  defense or
other right which any Borrower may have at any time against a beneficiary named in a Letter of Credit or any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), any Lender, the Agent, the issuer of such Letter of Credit, or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transactions between such Borrower or any other Person and the beneficiary named in any Letter of Credit);

                           (iii) any draft,  certificate  or any other  document
presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                           (iv) the  surrender or impairment of any security for
the  performance or observance of any of the terms of any of the Loan Documents;
or

                           (v)  the  occurrence  of  any  Default  or  Event  of
Default.

                  (g) Recovery or Avoidance of Payments. In the event any payment by or on behalf of any Borrower received by the Agent with respect to any Letter of Credit (or any guaranty by such Borrower or reimbursement obligation of such Borrower relating thereto) and distributed by the Agent to the Lenders on account of their respective participations therein is thereafter set aside, avoided or recovered from the Agent in connection with any receivership, liquidation or bankruptcy proceeding, the Lenders shall, upon demand by the Agent, pay to the Agent their respective Pro Rata Shares of such amount set aside, avoided or recovered, together with interest at the rate required to be paid by the Agent upon the amount required to be repaid by it.

                  (h)      Compensation for Letters of Credit.

                  (1) Letter of Credit Fee. Each Borrower agrees to pay to the Agent with respect to each Letter of Credit issued for the benefit of such Borrower, for the account of the Lenders, the Letter of Credit Fee specified in, and in accordance with the terms of, Section 3.6.

                  (2) Issuer Fees and Charges. Each Borrower shall pay to the issuer of any Letter of Credit issued for the benefit of such Borrower, or to the Agent, for the account of the issuer of any such Letter of Credit, solely for such issuer's account, such fees and other charges as are charged by such issuer for letters of credit issued by it, including, without limitation, its standard fees for issuing, administering, amending, renewing, paying and canceling letters of credit and all other fees associated with issuing or servicing letters of credit, as and when assessed.

                  (i)      Indemnification; Exoneration.

                  (1) Indemnification. In addition to amounts payable as elsewhere provided in this Section 2.3, each Borrower hereby agrees to protect, indemnify, pay and save the Lenders and the Agent harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) which any Lender or the Agent may incur or be subject to as a consequence, direct or indirect, of the issuance of any Letter of Credit or the provision of any credit support or enhancement in connection therewith.

                  (2) Assumption of Risk by the Borrowers. As among the Borrowers, the Lenders, and the Agent, the Borrowers assume all risks of the acts and omissions of, or misuse of any of the Letters of Credit by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, subject to the provisions of the applications for the issuance of Letters of Credit, the Lenders and the Agent shall not be responsible for: (A) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any Person in connection with the application for and issuance of and presentation of drafts with respect to any of the Letters of Credit, even if it should prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (C) the failure of the beneficiary of any Letter of Credit to comply duly with conditions required in order to draw upon such Letter of Credit; (D) errors, omissions, interruptions, or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (E) errors in interpretation of technical terms; (F) any loss or delay in the transmission or otherwise of any document required in order make a drawing under any Letter of Credit or of the proceeds thereof; (G) the misapplication by the beneficiary of any Letter of Credit of the proceeds of any drawing under such Letter of Credit; or (H) any consequences arising from causes beyond the control of the Lenders or the Agent, including, without limitation, any act or omission, whether rightful or wrongful, of any present or future de jure or de facto Governmental Authority. None of the foregoing shall affect, impair or prevent the vesting of any rights or powers of the Agent or any Lender under this Section 2.3(i).

                  (3) Exoneration. In furtherance and extension, and not in limitation, of the specific provisions set forth above, any action taken or omitted by the Agent or any Lender under or in connection with any of the Letters of Credit or any related certificates, if taken or omitted in the absence of gross negligence or willful misconduct, shall not put the Agent or any Lender under any resulting liability to any Borrower or relieve any Borrower of any of its obligations hereunder to any such Person.

                  (j) Supporting Letter of Credit; Cash Collateral. If, notwithstanding the provisions of Section 2.3(b) any Letter of credit is outstanding upon the termination of this Agreement, then upon such termination the Borrower for whose benefit such Letter of Credit was issued shall deposit with the Agent, for the ratable benefit of the Lenders, with respect to each Letter of Credit then outstanding, as the Majority Lenders, in their discretion shall specify, either (A) a standby letter of credit (a "Supporting

Letter of Credit") in form and substance satisfactory to the Agent, issued by an issuer satisfactory to the Agent in an amount equal to the greatest amount for which such Letter of Credit may be drawn, under which Supporting Letter of Credit the Agent is entitled to draw amounts necessary to reimburse the Agent and the Lenders for payments made by the Agent and the Lenders under such Letter of Credit or under any credit support or enhancement provided through the Agent with respect thereto, or (B) cash in amounts necessary to reimburse the Agent and the Lenders for payments made by the Agent or the Lenders under such Letter of Credit or under any credit support or enhancement provided through the Agent with respect thereto. Such Supporting Letter of Credit or deposit of cash shall be held by the Agent, for the ratable benefit of the Lenders, as security for, and to provide for the payment of, the aggregate undrawn amount of such Letters of Credit remaining outstanding.


                                    ARTICLE 3

                                INTEREST AND FEES

         3.1      Interest.

                  (a) Interest Rates. All outstanding Obligations shall bear interest on the unpaid principal amount thereof (including, to the extent permitted by law, on interest thereon not paid when due) from the date made until paid in full in cash at a rate determined by reference to the Base Rate or the LIBOR Rate and Sections 3.1(a)(i) or (ii), as applicable, but not to exceed the Maximum Rate described in Section 3.3. Subject to the provisions of Section 3.2, any of the Loans may be converted into, or continued as, Base Rate Loans or LIBOR Rate Loans in the manner provided in Section 3.2. If at any time Loans are outstanding with respect to which notice has not been delivered to the Agent in accordance with the terms of this Agreement specifying the basis for determining the interest rate applicable thereto, then those Loans shall be Base Rate Loans and shall bear interest at a rate determined by reference to the Base Rate until notice to the contrary has been given to the Agent and such notice has become effective. Except as otherwise provided herein, the outstanding Obligations shall bear interest as follows:

                           (i) For all  Term  Loans  which  are not  LIBOR  Term
Loans, then at a fluctuating per annum rate equal to the Base Rate plus the Applicable Term Base Rate Margin, and for all Revolving Loans and other Obligations (other than Term Loans), which are not LIBOR Revolving Loans, then at a fluctuating per annum rate equal to the Base Rate plus the Applicable Revolver Base Rate Margin;

                           (ii) For all Term Loans  which are LIBOR Term  Loans,
then at a per annum rate equal to the LIBOR Rate plus the Applicable Term LIBOR Margin, and for all Revolving Loans which are LIBOR Revolving Loans, then at a per annum rate equal to the LIBOR Rate plus the Applicable Revolver LIBOR Margin; and

                           (iii) Without limiting any other restrictions  herein
on the availability of LIBOR Rate Loans, the Borrowers shall not have the option to elect, designate or convert any Loans into LIBOR Rate Loans on the Closing Date (through October 31, 1996) or at any time when the Borrowers have not established a Debt Ratio as of any Fiscal Quarter end thereafter in accordance with Section 3.1(b) hereof of less than 1.50 to 1.0. If subsequent to electing to convert to or continue any Loans as LIBOR Rate Loans, the terms of Section 3.1(b) would specify that the LIBOR Rate Loan option is not available, then thereafter any Loans then bearing interest as LIBOR Rate Loans would be deemed to have an applicable Revolver LIBOR Margin of 3.25% and an Applicable Term LIBOR Margin of 3.50% (subject to further increases or decreases in accordance with Section 3.1(b) hereof), and could not thereafter be continued as LIBOR Rate Loans unless LIBOR Rate Loans would again be permitted in accordance with
Section 3.1(b) hereof at the time such LIBOR Rate Loans are to be continued.

Each change in the Base Rate shall be reflected in the interest rate described in clause (i) above as of the effective date of such change. All interest charges shall be computed on the basis of a year of 360 days and actual days elapsed (which results in more interest being paid than if computed on the basis of a 365-day year). Interest accrued on all Base Rate Loans and LIBOR Rate Loans will be payable in arrears on the first day of each month hereafter and in addition on the last day of each Interest Period with respect to LIBOR Rate Loans.

                  (b) Reduction of Applicable Margin. The Applicable Revolver Base Rate Margin, Applicable Revolver LIBOR Margin, Applicable Term LIBOR
Margin, and Applicable Term Base Rate Margin will be adjusted (up or down) quarterly based on Borrowers' Debt Ratio (as calculated pursuant to Section 9.25 hereof) for the trailing twelve month period as calculated on its quarterly consolidated financial statements in accordance with the following grids:

                          Applicable                    Applicable
                           Revolver                      Revolver
Debt Ratio                Base Rate                       LIBOR
- ----------                  Margin                        Margin
                            ------                        ------
Greater than or             1.50%                       LIBOR Rate
equal to 1.50 to                                        Loans are
1.0                                                   not available

Less than                   1.25%                         3.00%
1.50 to 1.0 but
greater
than 1.0 to 1.0

Less than or                1.00%                         2.75%
equal to
1.0 to 1.0 but
greater than
than 0.75 to 1.0

Less than or                0.75%                         2.50%
equal to 0.75 to
1.0



                                     Applicable Term          Applicable Term
Debt Ratio                          Base Rate Margin            LIBOR Margin
- ----------                          ----------------            ------------
Greater than or equal to                  1.50%                  LIBOR Rate
1.50 to 1.0                                                      Loans are
                                                               not available

Less than 1.50 to 1.0 but                 1.50%                    3.25%
greater than 1.0 to 1.0

Less than or equal to 1.0                 1.25%                    3.00%
to 1.0 but greater than
0.75 to 1.0

Less than or equal to                     1.00%                    2.75%
0.75 to 1.0

As of the date hereof, the Applicable Revolver Base Rate Margin, and Applicable Term Base Rate Margin shall be 1.50% and the option to request LIBOR Rate Loans shall not be available. The Applicable Revolver Base Rate Margin, Applicable Revolver LIBOR Margin, Applicable Term Base Rate Margin, and Applicable Term LIBOR Margin, will first be subject to adjustment on the first Business Day of the first calendar month following delivery of the financial statements for any Fiscal Quarter End as required by Section 7.2(b) hereof for the Fiscal Quarter ending September 30, 1996, and any such adjustment shall be effective as of the first Business Day of the first calender month following the delivery of financial statements for each Fiscal Quarter thereafter. If Borrower's annual audited financial statements (as required by Section 7.2(a) hereof) for any Fiscal Year as subsequently delivered demonstrate that the Debt Ratio calculated at the end of the final Fiscal Quarter in such Fiscal Year was higher than was reported in the final quarterly financial statement delivered during any such Fiscal Year, then the Borrowers shall pay to the Agent for the ratable benefit of Lenders a make-up payment within five (5) days after delivery of Borrowers' annual audited financial statements. The make-up payment shall be equal to the interest that should have been paid during such Fiscal Year and those actually paid. Notwithstanding the foregoing, at any time during which the Borrowers have failed to deliver the financial statements for any Fiscal Quarter End as required by Section 7.2(b) hereof or the annual audited financial statements required by Section 7.2(a) hereof, the Debt Coverage Ratio shall be deemed to be greater than or equal to
1.50 to 1.0 for purposes of this Section 3.1(b).

                  (c) Default Rate. If any Default or Event of Default occurs and is continuing and the Majority Lenders in their discretion so elect, then, while any such Default or Event of Default is outstanding, all of the Obligations shall bear interest at the Default Rate applicable thereto.

                  3.2 Conversion and Continuation Elections. (a) The Borrowers may, upon irrevocable written notice to the Agent in accordance with Subsection 3.2(b):

                           (i) elect,  as of any  Business  Day,  in the case of
Base Rate Loans to convert any such Loans (or any part thereof in an amount not less than $5,000,000, or that is in an integral multiple of $1,000,000 in excess thereof) into LIBOR Rate Loans; or

                           (ii)  elect,  as of the  last  day of the  applicable
Interest Period, to continue any LIBOR Rate Loans having Interest Periods expiring on such day (or any part thereof in an amount not less than $5,000,000, or that is in an integral multiple of $1,000,000 in excess thereof);

provided, that if at any time the aggregate amount of LIBOR Rate Loans in respect of any Borrowing is reduced, by payment, prepayment, or conversion of part thereof to be less than $1,000,000, such LIBOR Rate Loans shall automatically convert into Base Rate Loans, and on and after such date the right of the Borrowers to continue such Loans as, and convert such Loans into, LIBOR Rate Loans, as the case may be, shall terminate.

                  (b) MKR is hereby appointed as agent on behalf of the Borrowers to accept all notices from the Agent and to give all Borrowing notices, Notices of Conversion/Continuation and other notices as required under this Agreement. MKR shall deliver a Notice of Conversion/Continuation in the form of Exhibit B hereto to be received by the Agent not later than 11:00 a.m. (Chicago time) at least three (3) Business Days in advance of the Conversion/Continuation Date, if the Loans are to be converted into or continued as LIBOR Rate Loans and specifying:

                  (i) the proposed Conversion/Continuation Date;

                  (ii) the aggregate amount of Loans to be converted or renewed;

                  (iii) the type of Loans resulting from the proposed conversion or continuation; and

                  (iv) the duration of the requested Interest Period; provided, however, that the Borrowers may not select an Interest Period with respect to any portion of the Term Loans which extends beyond an installment payment date for the Term Loans unless, after giving effect to such election, the portion of the Term Loans not subject to Interest Periods ending after such installment payment date is equal to or greater than the principal due on such installment payment date.

                  (c) If upon the expiration of any Interest Period applicable to LIBOR Rate Loans, MKR has failed to select timely a new Interest Period to be applicable to LIBOR Rate Loans or if any Default or Event of Default then exists or LIBOR Rate Loans are not then available in accordance with Section 3.1(b) hereof, then the applicable Borrower shall be deemed to have elected to convert such LIBOR Rate Loans into Base Rate Loans effective as of the expiration date of such Interest Period.

                  (d) The Agent will promptly notify each Lender of its receipt of a Notice of Conversion/Continuation. All conversions and continuations shall be made ratably according to the respective outstanding principal amounts of the Loans with respect to which the notice was given held by each Lender.

                  (e) During the existence of a Default or Event of Default, or if the calculation of Debt Coverage as of the Fiscal Quarter most recently ended showed a ratio equal to or greater than 1.5 to 1.0, then in any such case the Borrowers may not elect to have a Loan converted into or continued as a LIBOR Rate Loan.

         3.3 Maximum Interest Rate. In no event shall any interest rate provided for hereunder exceed the maximum rate permissible for corporate borrowers under applicable law for loans of the type provided for hereunder (the "Maximum Rate"). If, in any month, any interest rate, absent such limitation, would have exceeded the Maximum Rate, then the interest rate for that month shall be the

Maximum Rate, and, if in future months, that interest rate would otherwise be less than the Maximum Rate, then that interest rate shall remain at the Maximum Rate until such time as the amount of interest paid hereunder equals the amount of interest which would have been paid if the same had not been limited by the Maximum Rate. In the event that, upon payment in full of the Obligations under this Agreement, the total amount of interest paid or accrued under the terms of this Agreement is less than the total amount of interest which would, but for this Section 3.3, have been paid or accrued if the interest rates otherwise set forth in this Agreement had at all times been in effect, then the Borrowers shall, to the extent permitted by applicable law, pay the Agent, for the account of the Lenders, an amount equal to the difference between (a) the lesser of (i) the amount of interest which would have been charged if the Maximum Rate had, at all times, been in effect or (ii) the amount of interest which would have accrued had the interest rates otherwise set forth in this Agreement, at all times, been in effect and (b) the amount of interest actually paid or accrued under this Agreement. In the event that a court determines that the Agent and/or any Lender has received interest and other charges hereunder in excess of the Maximum Rate, such excess shall be deemed received on account of, and shall automatically be applied to reduce, the Obligations other than interest, in the inverse order of maturity, and if there are no Obligations outstanding, the Agent and/or such Lender shall refund to the Borrowers such excess.

         3.4 Fees. (a) The Borrowers, jointly and severally, hereby reconfirm their agreement to pay any remaining fees to Agent and BABC in such amounts and at such times as are set forth in the fee letter dated August 31, 1995 among the Agent, individually, and BABC, individually, and the Borrowers.

                  (b) The Borrowers, jointly and severally, agree to pay to Agent, on behalf of the Lenders, on the date hereof a closing fee (the "Closing Fee") in immediately available funds in connection with the execution of this Agreement of Five Hundred and Fifty Thousand Dollars ($550,000) for the ratable benefit of the Lenders in accordance with their Pro Rata Shares; provided, however, that if Borrowers present evidence to the reasonable satisfaction of the Agent that they have at least $10,000,000 of Availability on the Closing Date after giving effect to the Term Loan and Revolving Loans being made on the Closing Date (and the payment of the Closing Fee) and the repurchase of the Subordinated Debt and the other transactions contemplated hereby on the Closing Date (including an assumption that all of the Borrowers' obligations including trade payables are current and paid in full), then such Closing Fee shall only be $500,000.

         3.5 Unused Line Fee. The Borrowers, jointly and severally, agree to pay, on the first day of each month and on the date all Obligations are paid in full, to the Agent, for the ratable account of the Lenders, an unused line fee equal to one-quarter of one percent (.25%) per annum on the average daily amount by which the Maximum Revolver Amount exceeded the sum of the average daily outstanding amount of Revolving Loans and the undrawn amount of all outstanding Letters of Credit, during the immediately preceding month or shorter period if calculated on the date all Obligations are paid in full. The unused line fee shall be computed on the basis of a 360-day year for the actual number of days elapsed. All payments received by the Agent on account of Accounts or as proceeds of other Collateral shall be deemed to be credited to each Borrower's Loan Account one day following receipt for purposes of calculating the unused line fee pursuant to this Section 3.5.

         3.6 Letter of Credit Fee. Each Borrower agrees to pay to the Agent, for the ratable account of the Lenders, for each Letter of Credit, a fee (the "Letter of Credit Fee") equal to one and one-half percent (1.5%) per annum of the undrawn amount of each Letter of Credit issued for such Borrower's account at MKR's request, plus all out-of-pocket costs, fees and expenses incurred by the Agent in connection with the application for, issuance of, or amendment to any Letter of Credit, which costs, fees and expenses could include a "fronting fee" required to be paid by the Agent to such issuer for the assumption of the settlement risk in connection with the issuance of such Letter of Credit. The Letter of Credit Fee shall be payable in arrears on the first day of each month during which each such Letter of Credit remains outstanding. The Letter of Credit Fee shall be computed on the basis of a 360-day year for the actual number of days elapsed.

         3.7 Audit Fees. Each Borrower agrees to pay to the Agent, solely for its own account, all costs and fees reasonably incurred by the Agent's internal auditors in connection with audits of that Borrower performed by such auditors during the term of this Agreement; provided, that prior to the occurrence of an Event of Default, the Agent shall not be entitled to reimbursement for any such costs and fees incurred in connection with audits in excess of four (4) per year. Each auditor of the Agent shall be billed at a rate of $300 per day plus out-of-pocket expenses (including travel expenses) prior to the occurrence of a Default or Event of Default, and thereafter at $500 per day plus out-of-pocket expenses (including travel expenses).


                                    ARTICLE 4

                            PAYMENTS AND PREPAYMENTS

         4.1 Loans. Each Borrower shall repay the outstanding principal balance of all the Loans received by it, plus all accrued but unpaid interest thereon, on the Termination Date. The Borrowers may prepay Revolving Loans at any time, and reborrow subject to the terms of this Agreement; provided, however, that with respect to any LIBOR Rate Loans prepaid by any Borrower prior to the expiration date of the Interest Period applicable thereto, such Borrower agrees to pay to the Lenders the amounts described in Section 5.4. In addition, and without limiting the generality of the foregoing, upon demand MKR and each Component Subsidiary shall pay to the Agent, for the account of the Lenders, the amount, without duplication, by which the sum of outstanding Revolving Loans, the aggregate amount of Pending Revolving Loans, the aggregate undrawn amounts of all outstanding Letters of Credit and the amount of all unpaid reimbursement obligations with respect to the Letters of Credit exceeds MKR's Availability or such Component Subsidiary's Availability, as applicable.

         4.2 Termination of Facility; Prepayments. The Borrowers may terminate this Agreement upon at least ten (10) Business Days' prior written notice from MKR to the Agent and the Lenders, upon (a) the payment in full in cash of all outstanding Loans, together with accrued interest thereon, and the cancellation of all outstanding Letters of Credit, (b) the payment of the early termination fee set forth below, (c) the payment in full in cash of all other Obligations together with accrued interest thereon, and (d) with respect to any LIBOR Rate Loans prepaid in connection with such termination prior to the expiration date of the Interest Period applicable thereto, the payment of the amounts described in Section 5.4. If this Agreement is terminated at any time prior to the Stated Termination Date or any prepayments (excluding ordinary course repayments of the Revolving Loan) are made for any reason other than pursuant to Section 4.10 hereof, whether pursuant to this Section or pursuant to Section 11.2, the Borrowers shall pay to the Agent, for the account of the Lenders, an early termination fee determined in accordance with the following table:


Period during which                                      Early
early termination                                     Termination
       occurs                                             Fee
       ------                                             ---

Prior to August 31,                                   2.0% of the Commitments
1997                                                  being terminated or paid.

After  August  31,  1997                              1.0% of the  Commitments
but on or prior                                       to the being terminated or
Stated Termination Date                               paid.

Notwithstanding the foregoing, (i) such early termination fee shall be limited to $500,000 if the Obligations are prepaid in full with the proceeds of a Sale during the period commencing one hundred eighty-one (181) days following the Closing Date, and (ii) no early termination fee shall be due and payable if the Obligations are



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



prepaid in full with proceeds of a Sale during the period commencing one hundred eighty-one (181) days following the Closing Date and BABC or another Affiliate of Bank of America Corporation provides financing of at least $25,000,000 to the purchaser to effectuate such Sale. "Sale" shall mean the merger or consolidation of MKR with another Person, or the sale of all or substantially all the assets of MKR, in each instance in an arm's length transaction with a Person that is not an Affiliate of MKR. In addition, BABC's ratable portion of any early termination fee payable pursuant to this Section 4.2 shall not be required to be paid in the event that all the Obligations hereunder are prepaid in full by the Borrowers pursuant to a refinancing of the Obligations in which the Agent or Bank of America or another affiliate of Bank of America shall (1) act as sole agent for the new lenders and (2) receive individually, in connection with such refinancing and on or prior to the closing thereof, closing fees in an aggregate amount at least equal to BABC's ratable portion of such early termination fee hereunder.

         4.3 Payments by the Borrowers. (a) All payments to be made by any Borrower shall be made without set-off, recoupment or counterclaim. Except as otherwise expressly provided herein, all payments by the Borrowers shall be made to the Agent for the account of the Lenders at the Agent's address set forth in
Section 15.8, and shall be made in Dollars and in immediately available funds, no later than noon (Chicago time) on the dates specified herein. All proceeds of Accounts and other Collateral received in any Payment Account shall be deemed to have been received one Business Day after receipt of good funds by the Agent with respect thereto, and any payment received by the Agent later than 12:30 p.m. (Chicago time) shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue.

                  (b) Subject to the provisions set forth in the definition of "Interest Period" herein, whenever any payment is due on a day other than a Business Day, such payment shall be made on the following Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be.

                  (c) Unless the Agent receives notice from MKR prior to the date on which any payment is due to the Lenders that the applicable Borrower will not make such payment in full as and when required, the Agent may assume that such Borrower has made such payment in full to the Agent on such date in immediately available funds and the Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the applicable Borrower has not made such payment in full to the Agent, each Lender shall repay to the Agent on demand such amount distributed to such Lender, together with interest thereon



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



at the Federal Funds Rate for each day from the date such amount is distributed to such Lender until the date repaid.

         4.4 Payments as Revolving Loans. All payments of interest, reimbursement obligations in connection with Term Loans, Letters of Credit, fees, premiums and other sums payable hereunder, including all reimbursement for expenses pursuant to Section 15.7, may, at the option of the Agent, in its sole discretion, subject only to the terms of this Section 4.4, be paid from the proceeds of Revolving Loans made hereunder, whether made following a request by MKR pursuant to Section 2.1 or a deemed request as provided in this Section 4.4. Each Borrower hereby irrevocably authorizes the Agent to charge its Loan Account for the purpose of paying interest, reimbursement obligations in connection with Letters of Credit, fees, premiums and other sums payable hereunder, including reimbursing expenses pursuant to Section 15.7, and agrees that all such amounts charged shall constitute Revolving Loans (including BABC Loans and Agent Advances) and that all such Revolving Loans so made shall be deemed to have been requested by Borrower pursuant to Section 2.1.

         4.5 Apportionment, Application and Reversal of Payments. Aggregate principal and interest payments shall be apportioned ratably among the Lenders (according to the unpaid principal balance of the Loans to which such payments relate held by each Lender) and payments of the fees shall, as applicable, be apportioned ratably among the Lenders. All payments shall be remitted to the Agent and all such payments not relating to principal or interest of specific Loans, or not constituting payment of specific fees, and all proceeds of Accounts or other Collateral received by the Agent, shall be applied, ratably, subject to the provisions of this Agreement, first, to pay any fees, or expense reimbursements then due to the Agent from any Borrower; second, to pay any fees or expense reimbursements then due to the Lenders from the Borrowers; third, to pay interest due in respect of all Loans, including BABC Loans and Agent Advances; fourth, to pay or prepay principal of the BABC Loans and Agent Advances; fifth, to pay or prepay principal of the Term Loans in inverse order of maturity; sixth, to pay or prepay principal of the Revolving Loans (other than BABC Loans and Agent Advances) and unpaid reimbursement obligations in respect of Letters of Credit, and seventh; to the payment of any other Obligation due to the Agent or any Lender by any Borrower. Notwithstanding anything to the contrary contained in this Agreement, unless so directed by the MKR, or unless an Event of Default is outstanding, neither the Agent nor any Lender shall apply any payments which it receives to any LIBOR Rate Loan, except
(a) on the expiration date of the Interest Period applicable to any such LIBOR Rate Loan, or (b) in the event, and only to the extent, that there are no outstanding Base Rate Revolving Loans or Base Rate Term Loans. The Agent shall promptly distribute to each Lender, pursuant to the applicable wire



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



transfer instructions received from each Lender in writing, such funds as it may be entitled to receive, subject to a Settlement delay as provided for in Section 2.1(j). The Agent and the Lenders shall have the continuing and exclusive right to apply and reverse and reapply any and all such proceeds and payments to any portion of the Obligations.

         4.6 Indemnity for Returned Payments. If, after receipt of any payment of, or proceeds applied to the payment of, all or any part of the Obligations, the Agent or any Lender is for any reason compelled to surrender such payment or proceeds to any Person, because such payment or application of proceeds is invalidated, declared fraudulent, set aside, determined to be void or voidable as a preference, impermissible setoff, or a diversion of trust funds, or for any other reason, then the Obligations or part thereof intended to be satisfied shall be revived and continue and this Agreement shall continue in full force as if such payment or proceeds had not been received by the Agent or such Lender, and the Borrowers shall be liable to pay to the Agent, and hereby do indemnify the Agent and the Lenders and hold the Agent and the Lenders harmless for, the amount of such payment or proceeds surrendered. The provisions of this Section
4.6 shall be and remain effective notwithstanding any contrary action which may have been taken by the Agent or any Lender in reliance upon such payment or application of proceeds, and any such contrary action so taken shall be without prejudice to the Agent's and the Lenders' rights under this Agreement and shall be deemed to have been conditioned upon such payment or application of proceeds having become final and irrevocable. The provisions of this Section 4.6 shall survive the termination of this Agreement.

         4.7 Agent's and Lenders' Books and Records; Monthly Statements. Each Borrower agrees that the Agent's and each Lender's books and records showing the Obligations and the transactions pursuant to this Agreement and the other Loan Documents shall be admissible in any action or proceeding arising therefrom, and shall constitute rebuttably presumptive proof thereof, irrespective of whether any Obligation is also evidenced by a promissory note or other instrument. The Agent will provide to MKR a monthly statement of Loans, payments, and other transactions pursuant to this Agreement. Such statement shall be deemed correct, accurate, and binding on the Borrowers and an account stated (except for reversals and reapplications of payments made as provided in Section 4.5 and corrections of errors discovered by the Agent), unless MKR notifies the Agent in writing to the contrary within thirty (30) days after such statement is rendered. In the event a timely written notice of objections is given MKR, only the items to which exception is expressly made will be considered to be disputed by the Borrowers.




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



         4.8 Repayment of the Term Loans. The Borrowers agree to repay the principal of the Term Loans to the Agent, for the account of the Lenders, in accordance with the terms of Section 2.2(c) hereof.

         4.9 Voluntary Prepayments of the Term Loans. The Borrowers with outstanding Term Loans may prepay the principal of the Term Loans in whole but not in part, at any time upon (a) at least five (5) Business Days' prior written notice to the Agent and the Lenders, and (b) payment of, with respect to any LIBOR Term Loans to be prepaid prior to the expiration date of the Interest Period applicable thereto, the amounts described in Section 5.4 hereof, and (c) payment of the termination fee under Section 4.2 hereof. All voluntary prepayments of the principal of the Term Loans shall be accompanied by the payment of all accrued but unpaid interest on the Term Loans to the date of prepayment.

         4.10 Mandatory Prepayments of the Term Loans. (a) The Borrowers with outstanding Term Loans shall prepay the entire unpaid principal balance of the Term Loans, and all accrued but unpaid interest thereon, upon the termination of this Agreement for any reason.

                  (b) Any prepayment under this Section 4.10(b) of less than all of the outstanding principal amount of the Term Loans shall be applied, based upon the Pro Rata Shares of the Lenders, to the installments of principal of the Term Loans in the inverse order of maturity. In connection with any such prepayment, if any LIBOR Term Loans are prepaid prior to the expiration date of the Interest Period applicable thereto, the Borrower shall pay to the Lenders the amounts described in Section 5.4. The Borrowers with outstanding Term Loans hereby agree to prepay the Term Loans in the amounts as follows:

                         (i) Fifty percent (50%) of the Borrowers' Excess Cash Flow during the immediately preceding Fiscal Year ending on the last day of December, 1996 and the last day of each Fiscal Year thereafter, determined based upon the annual audited financial statements delivered in accordance with Section 7.2(a) hereof and in any event payable no later than March 31st each year for the immediately preceding Fiscal Year; and


                        (ii) The proceeds of the sale or other disposition by any Borrower of any Equipment (which proceeds are not used to finance the purchase by such Borrower of replacement Equipment pursuant to Sections 9.9 and 6.11 hereof) less the reasonable expenses of such sale.





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



                                    ARTICLE 5

                     TAXES, YIELD PROTECTION AND ILLEGALITY

         5.1 Taxes. (a) Any and all payments by any Borrower to each Lender or the Agent under this Agreement and any other Loan Document shall be made free and clear of, and without deduction or withholding for any Taxes. In addition, each Borrower shall pay all Other Taxes.

                  (b) Each Borrower agrees to indemnify and hold harmless each Lender and the Agent for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section) paid by the Lender or the Agent and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Payment under this indemnification shall be made within 30 days after the date the Lender or the Agent makes written demand therefor; provided, however, that should such Lender or Agent ever conclude that it has received in cash any refund solely and indisputably attributable to such tax paid with monies received from any Borrower, then such Lender or Agent, to the extent it is actually aware of such refund and the existence of this provision, shall turn over such refund (net of expenses with respect thereto) to MK Rail.

                  (c) If any Borrower shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder to any Lender or the Agent, then:

                           (i) the sum payable  shall be  increased as necessary
so that after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section) such Lender or the Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions or withholdings been made;

                           (ii) each  Borrower  shall make such  deductions  and
withholdings;

                           (iii)  each  Borrower   shall  pay  the  full  amount
deducted or withheld to the relevant taxing authority or other authority in accordance with applicable law; and

                           (iv) each  Borrower  shall also pay to each Lender or
the Agent for the account of each Lender, at the time interest is paid, all additional amounts which the respective Lender specifies as necessary to preserve the after-tax yield such Lender would have received if such Taxes or Other Taxes had not been imposed.




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



                  (d) Within 30 days after the date of any payment by each Borrower of Taxes or Other Taxes, such Borrower shall furnish the Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to the Agent.

                  (e) If any Borrower is required to pay additional amounts to any Lender or the Agent pursuant to subsection (c) of this Section, then such Lender shall use reasonable efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its Lending Office so as to eliminate any such additional payment by any Borrower which may thereafter accrue, if such change in the judgment of such Lender is not otherwise disadvantageous to such Lender.

         5.2 Illegality. (a) If any Lender determines that the application of any Requirement of Law, or any change in any Requirement of Law, or in the interpretation or administration of any Requirement of Law, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make LIBOR Rate Loans, then, on notice thereof by such Lender to the Borrowers through the Agent, any obligation of that Lender to make LIBOR Rate Loans shall be suspended until the Lender notifies the Agent and the Borrowers that the circumstances giving rise to such determination no longer exist.

                  (b) If a Lender determines that it is unlawful to maintain any LIBOR Rate Loan, the Borrowers shall, upon its receipt of notice of such fact and demand from such Lender (with a copy to the Agent), prepay in full such LIBOR Rate Loans of that Lender then outstanding, together with interest accrued thereon and amounts required under Section 5.4, either on the last day of the Interest Period thereof, if the Lender may lawfully continue to maintain such LIBOR Rate Loans to such day, or immediately, if the Lender may not lawfully continue to maintain such LIBOR Rate Loan. If the Borrowers are required to so prepay any LIBOR Rate Loan, then concurrently with such prepayment, the Borrowers shall borrow from the affected Lender, in the amount of such repayment, a Base Rate Revolving Loan.

         5.3 Increased Costs and Reduction of Return. (a) If any Lender determines that, due to either (i) the application of or any change in the interpretation of any Requirement of Law or (ii) the compliance by that Lender with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining any LIBOR Rate Loans, then the Borrowers shall be liable for, and shall from time to time, upon demand (with a copy of such demand to be sent to the Agent), pay to the Agent for the account of such



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



Lender, additional amounts as are sufficient to compensate such Lender for such increased costs.

                  (b) If any Lender shall have determined that (i) the application of any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation, (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or (iv) compliance by the Lender or any corporation controlling the Lender with any Capital Adequacy Regulation, affects or would affect the amount of capital required or expected to be maintained by the Lender or any corporation controlling the Lender and (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy and such Lender's desired return on capital) determines that the amount of such capital is increased as a consequence of its Commitment, loans, credits or obligations under this Agreement, then, upon demand of such Lender to the Borrowers through the Agent, the Borrowers shall pay to that Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender for such increase.

         5.4 Funding Losses. The Borrowers shall reimburse each Lender and hold each Lender harmless from any loss or expense which any Lender may sustain or incur as a consequence of:

                  (a) the failure of any Borrower to make on a timely basis any payment of principal of any LIBOR Rate Loan;

                  (b) the failure of any Borrower to borrow, continue or convert a Loan after MKR has given (or is deemed to have given) a Notice of Borrowing or a Notice of Conversion/ Continuation;

                  (c)  the   prepayment  or  other  payment   (including   after
acceleration thereof) of an LIBOR Rate Loan on a day that is not the last day of the relevant Interest Period;

including any such loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain its LIBOR Rate Loans or from fees payable to terminate the deposits from which such funds were obtained.

         5.5 Inability to Determine Rates. If the Agent determines that for any reason adequate and reasonable means do not exist for determining the LIBOR Rate for any requested Interest Period with respect to a proposed LIBOR Rate Loan, or that the LIBOR Rate for any requested Interest Period with respect to a proposed LIBOR Rate Loan does not adequately and fairly reflect the cost to the Lenders of funding such Loan, the Agent will promptly so notify the Borrowers and each Lender. Thereafter, the obligation of the Lenders to make or maintain LIBOR Rate Loans hereunder shall be



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



suspended until the Agent revokes such notice in writing. Upon receipt of such notice, MKR may revoke any Notice of Borrowing or Notice of Conversion/Continuation then submitted by it. If MKR does not revoke such Notice, the Lenders shall make, convert or continue the Loans, as proposed by MKR, in the amount specified in the applicable notice submitted by MKR, but such Loans shall be made, converted or continued as Base Rate Loans instead of LIBOR Rate Loans.

         5.6 Certificates of Lenders. Any Lender claiming reimbursement or compensation under this Article 5 shall deliver to MKR (with a copy to the Agent) a certificate setting forth in reasonable detail the amount payable to the Lender hereunder and such certificate shall be conclusive and binding on the Borrowers in the absence of manifest error.

         5.7 Survival.  The agreements and  obligations of the Borrowers in this
Article 5 shall survive the payment of all other Obligations.


                                    ARTICLE 6

                                   COLLATERAL

         6.1 Grant of Security Interest. (a) As security for all present and future Obligations, each Borrower hereby grants to the Agent, for itself and for the ratable benefit of the Lenders, a continuing security interest in, lien on, and right of set-off against, all of the following property of such Borrower, whether now owned or existing or hereafter acquired or arising, regardless of where located:

                           (i) all  "accounts"  as such term is  defined  in the
UCC, now or hereafter acquired by any Borrower, and in any event including, without limitation, all Accounts;

                           (ii) all  "inventory"  as such term is defined in the
UCC, now or hereafter acquired by any Borrower, and in any event including, without limitation, all Inventory;

                           (iii) all contract rights, letters of credit, chattel
paper, instruments, notes, documents, and documents of title as such terms are defined in the UCC and all Assigned Contracts;

                           (iv)  all  "general  intangibles"  as  such  term  is
defined in the UCC, now or hereafter acquired by any Borrower, and in any event including, without limitation, all General Intangibles;




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



                           (v) all  "equipment"  as such term is  defined in the
UCC, now or hereafter acquired by any Borrower, and in any event including, without limitation, all Equipment;

                           (vi) all money,  securities and other property of any
kind of each Borrower in the possession or under the control of the Agent or any Lender, any assignee of or participant in the Obligations, or a bailee of any such party or such party's affiliates;

                           (vii) all deposit accounts, credits and balances with
and other claims against the Agent or any Lender or any of its affiliates or any other financial institution in which such Borrower maintains deposits;

                           (viii) all books,  records and other property related
to or referring to any of the foregoing, including, without limitation, books, records, account ledgers, data processing records, computer software and other property and General Intangibles at any time evidencing or relating to any of the foregoing; and

                           (ix)  all  accessions  to,   substitutions   for  and
replacements, products and proceeds of any of the foregoing, including, but not limited to, proceeds of any insurance policies, claims against third parties, and condemnation or requisition payments with respect to all or any of the foregoing.

All of the foregoing, together with the Real Estate covered by the Mortgage(s), and all other property of each Borrower in which the Agent or any Lender may at any time be granted a Lien, is herein collectively referred to as the "Collateral."

                  (b) As security for all Obligations, each Borrower shall simultaneously herewith execute and deliver to the Agent the Mortgage(s) to grant to the Agent, for the ratable benefit of the Lenders, a continuing mortgage lien on such Borrower's Real Estate.

                  (c) All of the Obligations shall be secured by all of the Collateral. The Agent may, subject to the provisions of Articles 13 and 14, in its sole discretion, (i) exchange, waive, or release any of the Collateral, (ii) apply Collateral and direct the order or manner of sale thereof as the Agent may determine, and (iii) settle, compromise, collect, or otherwise liquidate any Collateral in any manner, all without affecting the Obligations or the Agent's or any Lender's right to take any other action with respect to any other Collateral.

         6.2 Perfection and Protection of Security Interest. (a) Each Borrower shall, at its expense, perform all steps requested by the Agent at any time to perfect, maintain, protect, and enforce



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



the Agent's Liens, including, without limitation: (i) executing, delivering and/or filing and recording of the Mortgage(s), the Patent and Trademark Agreements and executing and filing financing or continuation statements, and amendments thereof, in form and substance satisfactory to the Agent; (ii) delivering to the Agent the originals of all instruments, documents, and chattel paper, and all other Collateral of which the Agent determines it should have physical possession in order to perfect and protect the Agent's security interest therein, duly pledged, endorsed or assigned to the Agent without restriction; (iii) delivering to the Agent warehouse receipts covering any portion of the Collateral located in warehouses and for which warehouse receipts are issued; (iv) when an Event of Default exists, transferring Inventory to warehouses designated by the Agent; (v) placing notations on such Borrower's books of account to disclose the Agent's security interest; (vii) delivering to the Agent all letters of credit on which such Borrower is named beneficiary; and
(viii) taking such other steps as are deemed necessary or desirable by the Agent to maintain and protect the Agent's Liens. To the extent permitted by applicable law, the Agent may file, without any Borrower's signature, one or more financing statements disclosing the Agent's Liens. Each Borrower agrees that a carbon, photographic, photostatic, or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement.

                  (b) If any Collateral is at any time in the possession or control of any warehouseman, bailee or any Borrower's agents or processors, then such Borrower shall notify the Agent thereof and shall notify such Person of the Agent's security interest in such Collateral and, upon the Agent's request, instruct such Person to hold all such Collateral for the Agent's account subject to the Agent's instructions. If at any time any Collateral is located on any operating facility of a Borrower which is not owned by that Borrower, then such Borrower shall, at the request of the Agent, obtain written waivers, in form and substance satisfactory to the Agent, of all present and future Liens to which the owner or lessor of such premises may be entitled to assert against the Collateral.

                  (c) From time to time, each Borrower shall, upon the Agent's request, execute and deliver confirmatory written instruments pledging to the Agent, for the ratable benefit of the Lenders, the Collateral of that Borrower, but such Borrower's failure to do so shall not affect or limit the Agent's security interest or the Agent's other rights in and to the Collateral with respect to that Borrower. So long as this Agreement is in effect and until all Obligations have been fully satisfied, the Agent's Liens shall continue in full force and effect in all Collateral (whether or not deemed eligible for the purpose of calculating the Availability or as the basis for any advance, loan, extension of credit, or other financial accommodation).




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         6.3 Location of  Collateral.  Each Borrower  represents and warrants to the Agent and the Lenders that: (a) Schedule 6.3 is a correct and complete list of such Borrower's chief executive office, the location of its books and records, the locations of the Collateral with respect to that Borrower, and the locations of all of its other places of business; and (b) Schedule 6.3 correctly identifies any of such facilities and locations that are not owned by a Borrower and sets forth the names of the owners and lessors or sublessors of and, to the best of each Borrower's knowledge, the holders of any mortgages on, such facilities and locations. Each Borrower covenants and agrees that it will not
(i) maintain any Collateral of that Borrower at any location other than those locations listed for that Borrower on Schedule 6.3, (ii) otherwise change or add to any of such locations, or (iii) change the location of its chief executive office from the location identified in Schedule 6.3, unless it gives the Agent at least thirty (30) days' prior written notice thereof and executes any and all financing statements and other documents that the Agent requests in connection therewith. Without limiting the foregoing, each Borrower represents that all of its Inventory is, and covenants that all of its Inventory will be, located either (a) on premises owned by that Borrower, (b) on premises leased by that Borrower, provided that the Agent has received an executed landlord waiver from the landlord of such premises in form and substance satisfactory to the Agent, or (c) in a public warehouse, provided that the Agent has received an executed bailee letter from the applicable public warehouseman in form and substance satisfactory to the Agent.

         6.4 Title to, Liens on, and Sale and Use of Collateral. Each Borrower represents and warrants to the Agent and the Lenders and agrees with the Agent and the Lenders that: (a) all of the Collateral with respect to that Borrower is and will continue to be owned by that Borrower free and clear of all Liens whatsoever, except for Permitted Liens; (b) the Agent's Liens in the Collateral with respect to that Borrower will not be subject to any prior Lien; (c) such Borrower will use, store, and maintain the Collateral with all reasonable care and will use such Collateral for lawful purposes only; and (d) such Borrower will not, without the Agent's prior written approval, sell, or dispose of or permit the sale or disposition of any of the Collateral except for sales of Inventory in the ordinary course of business and sales of Equipment as permitted by Section 6.11. The inclusion of proceeds in the Collateral shall not be deemed to constitute the Agent's or any Lender's consent to any sale or other disposition of the Collateral except as expressly permitted herein.

         6.5 Appraisals. Whenever a Default or Event of Default exists, and at such other times not more frequently than once a year as the Agent requests, each Borrower shall, at its expense and upon the Agent's request, provide the Agent with appraisals or



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updates thereof of any or all of the Collateral from an appraiser,  and prepared on a basis, satisfactory to the Agent, such appraisals and updates to include, without limitation, information required by applicable law and regulation and by the internal policies of the Lenders.

         6.6 Access and Examination; Confidentiality. (a) The Agent, accompanied by any Lender which so elects, may at all reasonable times (and at any time when a Default or Event of Default exists) have access to, examine, audit, make extracts from or copies of and inspect any or all of each Borrower's records, files, and books of account and the Collateral, and discuss each Borrower's affairs with such Borrower's officers and management. Each Borrower will deliver to the Agent any instrument necessary for the Agent to obtain records from any service bureau maintaining records for any Borrower. The Agent may, and at the direction of the Majority Lenders shall, at any time when a Default or Event of Default exists, and at the Borrowers' expense, make copies of all of the Borrowers' books and records, or require each Borrower to deliver such copies to the Agent. The Agent may, without expense to the Agent, use each Borrower's respective personnel, supplies, and premises to the extent reasonably necessary for maintaining or enforcing the Agent's Liens. The Agent shall have the right, at any time, in the Agent's name or in the name of a nominee of the Agent, to verify the validity, amount or any other matter relating to the Accounts, Inventory, or other Collateral, by mail, telephone, or otherwise.

                  (b) Each Borrower agrees that, subject to each Borrower's prior consent for uses other than in a traditional tombstone, which consent shall not be unreasonably withheld or delayed, the Agent and each Lender may use the Borrowers' names in advertising and promotional material and in conjunction therewith disclose the general terms of this Agreement. The Agent and each Lender agree to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all information identified as "confidential" or "secret" by any Borrower and provided to the Agent or such Lender by or on behalf of such Borrower, under this Agreement or any other Loan Document, and neither the Agent, nor such Lender nor any of their respective Affiliates shall use any such information other than in connection with or in enforcement of this Agreement and the other Loan Documents, except to the extent that such information (i) was or becomes generally available to the public other than as a result of disclosure by the Agent or such Lender, or (ii) was or becomes available on a nonconfidential basis from a source other than a Borrower, provided that such source is not bound by a confidentiality agreement with such Borrower known to the Agent or such Lender; provided, however, that the Agent and any Lender may disclose such information (1) at the request or pursuant to any requirement of any Governmental Authority to which the Agent or



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such Lender is subject or in connection with an examination of the Agent or such
Lender by any such Governmental Authority; (2) pursuant to subpoena or other court process; (3) when required to do so in accordance with the provisions of any applicable requirement of law; (4) to the extent reasonably required in connection with any litigation or proceeding (including, but not limited to, any bankruptcy proceeding) to which the Agent, any Lender or their respective Affiliates may be party; (5) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Loan Document; (6) to the Agent's or such Lender's independent auditors, accountants, attorneys and other professional advisors; (7) to any Affiliate of the Agent or such Lender, or to any Participating Lender or assignee under any Assignment and Acceptance, actual or potential, provided that such affiliate, Participating Lender or assignee agrees to keep such information confidential to the same extent required of the Agent and the Lenders hereunder; and (8) as expressly permitted under the terms of any other document or agreement regarding confidentiality to which the Borrowers are parties or are deemed parties with the Agent or such Lender.

         6.7 Collateral Reporting. Each Borrower shall provide the Agent with the following documents at the following times in form satisfactory to the
Agent: (a) on a weekly basis, or more frequently if requested by the Agent or by the Borrowers, (i) a schedule of such Borrower's Accounts created, credit memos issued and payments received since the last such schedule and (ii) a Borrowing Base Certificate for each Borrower in the form of Exhibit C attached hereto which shall also include a deduction of the value of all "Locomotive Inventory" (as defined in the PTRA Intercreditor and the HBTC Intercreditor); (b) on a monthly basis, within fifteen (15) days after the last day of each Fiscal Month, an aging of each Borrower's Accounts, together with a reconciliation to the previous month's aging of each Borrower's Accounts and to each Borrower's general ledger; (c) on a monthly basis, within fifteen (15) days after the last day of each Fiscal Month, an aging of each Borrower's accounts payable; (d) on a monthly basis within fifteen (15) days after the last day of each Fiscal Month (or more frequently if requested by the Agent), Inventory reports by category, with additional detail showing additions to and deletions from the Inventory and the value of all "Locomotive Inventory" (as defined in the PTRA Intercreditor and the HBTC Intercreditor); (e) upon request, copies of invoices in connection with each Borrower's Accounts, customer statements, credit memos, remittance advices and reports, deposit slips, shipping and delivery documents in connection with the Borrowers' Accounts and for Inventory and Equipment acquired by such Borrower, purchase orders and invoices; (f) on a monthly basis, within fifteen (15) days after the last day of each Fiscal Month a statement of the balance of each of the intercompany loans in accordance with Section 9.10 as of the last day of the immediately preceding Fiscal Month; (g) daily collection



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reports  and weekly  cash  reports for each  Borrower;  (h) on a monthly  basis, within fifteen (15) days after the last day of each Fiscal Month, a summary of all Inventory identified to, or incorporated in work-in-process for, contracts subject to performance or surety bonds or on which progress payments are received or subject to financial penalties for noncompletion; (i) with respect to MKR's Eligible Locomotive Inventory, monthly reports within twenty-five (25) days after the last day of each Fiscal Month summarizing usage, rental payments, down-time and lease status; (j) not less frequently than weekly (unless such frequency is modified by the prior written consent of PTRA and the Agent) a written certification (the "PTRA Inventory Report") from the manager of the Boise Facility (as such term is defined in the PTRA Contract) and duly acknowledged by the Chief Financial Officer (or if none exists, the Treasurer or Controller) of MKR, which report shall include (i) a detailed description of the Locomotive Inventory (as such term is defined in the PTRA Contract) and its specific location at the Boise Facility, (ii) the book value of the Locomotive Inventory (as such term is defined in the PTRA Contract), (iii) the principal amount of outstanding indebtedness or Net Construction Advances (as such term is defined in the PTRA Contract) advanced to MKR by PTRA under the PTRA Contract,
(iv) the number and aggregate sales price of locomotives delivered to PTRA under the PTRA Contract, and (v) the aggregate amount of all Construction Advances (as such term is defined in the PTRA Contract) made by PTRA to MKR under the PTRA Contract, (k) not less frequently than weekly (unless such frequency is modified by the prior written consent of HBTC and the Agent) a written certification (the "HBTC Inventory Report") from the manager of the Boise Facility (as such term is defined in the HBTC Contract) and duly acknowledged by the Chief Financial Officer (or if none exists, the Treasurer or Controller) of MKR, which report shall include (i) a detailed description of the Locomotive Inventory (as such term is defined in the HBTC Contract) and its specific location at the Boise Facility, (ii) the book value of the Locomotive Inventory (as such term is defined in the HBTC Contract), (iii) the principal amount of outstanding indebtedness or Net Construction Advances (as such term is defined in the HBTC Contract) advanced to MKR by HBTC under the HBTC Contract, (iv) the number and aggregate sales price of locomotives delivered to HBTC under the HBTC Contract, and (v) the aggregate amount of all Construction Advances (as such term is defined in the HBTC Contract) made by HBTC to MKR under the HBTC Contract; (l) such other reports as to the Collateral of each Borrower as the Agent shall reasonably request from time to time; and (m) with the delivery of each of the foregoing, a certificate of an officer of each Borrower certifying as to the accuracy and completeness of the foregoing. If any Borrower's records or reports of the Collateral are prepared by an accounting service or other agent, such Borrower hereby authorizes such service or agent to deliver such records, reports, and related documents to the Agent, for distribution to



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the  Lenders;  provided,  however,  that the  required  time for all  deliveries referred in this Section 6.7 shall be extended (to the extent an earlier date would otherwise be required) with respect to such reports due on the last Fiscal Month in each Fiscal Year to the date which is twenty-five (25) days after the last day of only such Fiscal Month.

         6.8 Accounts. (a) Each Borrower hereby represents and warrants to the Agent and the Lenders, with respect to such Borrower's Accounts, that: (i) each existing Account represents, and each future Account will represent, a bona fide sale or lease and delivery of goods by such Borrower, or rendition of services by such Borrower, in the ordinary course of such Borrower's business; (ii) each existing Account is, and each future Account will be, for a liquidated amount payable by the Account Debtor thereon on the terms set forth in the invoice therefor or in the schedule thereof delivered to the Agent, without any offset, deduction, defense, or counterclaim except those known to such Borrower and disclosed to the Agent and the Lenders pursuant to this Agreement; (iii) no payment will be received with respect to any Account, and no credit, discount, or extension, or agreement therefor will be granted on any Account, except as reported to the Agent and the Lenders in accordance with this Agreement; (iv) each copy of an invoice delivered to the Agent by such Borrower will be a genuine copy of the original invoice sent to the Account Debtor named therein; and (v) all goods described in each invoice will have been delivered to the Account Debtor (except for contracts providing for progress payments) and all services of such Borrower described in each invoice will have been performed.

                  (b) No Borrower shall re-date any invoice or sale or make sales on extended dating beyond that customary in the such Borrower's business or extend or modify any Account. If any Borrower becomes aware of any matter adversely affecting the collectability of any Account or any Account Debtor owing an Account or Accounts to that Borrower involving an amount greater than $100,000, including information regarding the Account Debtor's creditworthiness, such Borrower will promptly so advise the Agent.

                  (c) No Borrower shall accept any note or other instrument (except a check or other instrument for the immediate payment of money) with respect to any Account without the Agent's written consent. If the Agent consents to the acceptance of any such instrument, it shall be considered as evidence of the Account and not payment thereof and the applicable Borrower will promptly deliver such instrument to the Agent, endorsed by such Borrower to the Agent in a manner satisfactory in form and substance to the Agent. Regardless of the form of presentment, demand, notice of protest with respect thereto, the applicable Borrower shall remain liable thereon until such instrument is paid in full.




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                  (d) Each  Borrower  shall  notify  the Agent  promptly  of all disputes and claims in excess of $100,000 individually, or $500,000 in the aggregate with any Account Debtor, and agrees to settle, contest, or adjust such dispute or claim at no expense to the Agent or any Lender. No discount, credit or allowance shall be granted to any such Account Debtor without the Agent's prior written consent, except for discounts, credits and allowances made or given in the ordinary course of a Borrower's business when no Event of Default exists hereunder. Each Borrower shall send the Agent a copy of each credit memorandum in excess of $25,000 as soon as issued. The Agent may, and at the direction of the Majority Lenders shall, at all times when an Event of Default exists hereunder, settle or adjust disputes and claims directly with Account Debtors for amounts and upon terms which the Agent or the Majority Lenders, as applicable, shall consider advisable and, in all cases, the Agent will credit the applicable Borrower's Loan Account with only the net amounts received by the Agent in payment of any Accounts.

                  (e) If an Account Debtor returns any Inventory to a Borrower when no Event of Default exists, then such Borrower shall promptly determine the reason for such return and shall issue a credit memorandum to the Account Debtor in the appropriate amount. Such Borrower shall immediately report to the Agent any return involving an amount in excess of $50,000. Each such report shall indicate the reasons for the returns and the locations and condition of the returned Inventory. In the event any Account Debtor returns Inventory to a Borrower when an Event of Default exists, such Borrower, upon request of the Agent, shall: (i) hold the returned Inventory in trust for the Agent; (ii) segregate all returned Inventory from all of its other property; (iii) dispose of the returned Inventory solely according to the Agent's written instructions; and (iv) not issue any credits or allowances with respect thereto without the Agent's prior written consent. All returned Inventory shall be subject to the Agent's Liens thereon. Whenever any Inventory is returned, the related Account shall be deemed ineligible to the extent of the amount owing by the Account Debtor with respect to such returned Inventory

         6.9 Collection of Accounts; Payments. (a) Each Borrower shall establish as of the Closing Date a lock-box service for collections of Accounts at a bank acceptable to the Agent and pursuant to documentation satisfactory to the Agent. Each Borrower shall instruct all Account Debtors to make all payments directly to the address established for such service. If, notwithstanding such instructions, any Borrower receives any proceeds of Accounts, it shall receive such payments as the Agent's trustee, and shall immediately deliver such payments to the Agent in their original form duly endorsed in blank or deposit them into a Payment Account, as the Agent may direct. All collections received in any such lock-box or Payment Account or directly by any Borrower or the



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Agent,  and all funds in any  Payment  Account  or other  account  to which such collections are deposited shall be subject to the Agent's sole control. If a Default or an Event of Default shall have occurred and be continuing, the Agent or the Agent's designee may, at any time, notify Account Debtors that the Accounts have been assigned to the Agent and of the Agent's security interest therein, and may collect them directly and charge the collection costs and expenses to the applicable Borrower's Loan Account as a Revolving Loan. When an Event of Default exists, each Borrower, at the Agent's request, shall execute and deliver to the Agent such documents as the Agent shall require to grant the Agent access to any post office box in which such Borrower's collections of Accounts are received.

                  (b) If sales of Inventory are made for cash by any Borrower, such Borrower shall immediately deliver to the Agent or deposit into a Payment Account the identical checks, cash, or other forms of payment which that Borrower receives.

                  (c) All payments, including immediately available funds received by the Agent at a bank designated by it, received by the Agent on account of Accounts or as proceeds of other Collateral will be the Agent's sole property for the benefit of the Lenders and will be credited to the applicable Borrower's Loan Account (conditional upon final collection) one (1) Business Day after receipt of good funds in respect thereof; provided, however, that such payments shall be deemed to be credited to such Borrower's Loan Account immediately upon receipt for purposes of (i) determining Availability, and (ii) calculating the amount of interest accrued thereon solely for purposes of determining the amount of interest to be distributed by the Agent to the Lenders.

                  (d) In the event the Borrowers repay all of the Obligations with good funds upon the termination of this Agreement or upon acceleration of the Obligations, other than through the Agent's receipt of payments on account of the Accounts or proceeds of the other Collateral, such payment will be credited (conditional upon final collection) to the Borrowers' Loan Accounts one
(1) Business Day after the Agent's receipt of such funds.

         6.10 Inventory; Perpetual Inventory. Each Borrower represents and warrants to the Agent and the Lenders and agrees with the Agent and the Lenders that all of the Inventory owned by the Borrowers is and will be held for sale or lease, or to be furnished in connection with the rendition of services, in the ordinary course of such Borrower's business, and is and will be fit for such purposes. Each Borrower will keep its Inventory in good and marketable condition, at its own expense. No Borrower will, without the prior written consent of the Agent, acquire or accept any Inventory on consignment or approval. Each Borrower agrees that all Inventory produced in the United States will be produced



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in accordance with the Federal Fair Labor Standards Act of 1938, as amended, and all rules, regulations, and orders thereunder. Each Borrower will conduct a physical count of the Inventory at least once per Fiscal Year, and after and during the continuation of an Event of Default, at such other times as the Agent reasonably requests. Each Borrower will maintain a perpetual inventory reporting system at all times. No Borrower will, without the Agent's written consent, sell any Inventory on a bill-and-hold, guaranteed sale, sale and return, sale on approval, consignment, or other repurchase or return basis.

         6.11 Equipment. (a) Each Borrower represents and warrants to the Agent and the Lenders and agrees with the Agent and the Lenders that all of the Equipment owned by such Borrower is and will be used or held for use in such Borrower's business, and is and will be fit for such purposes. Each Borrower shall keep and maintain its Equipment in good operating condition and repair (ordinary wear and tear excepted) and shall make all necessary replacements thereof.

                  (b) Each Borrower shall promptly inform the Agent of any material additions to or deletions from the Equipment. No Borrower shall permit any Equipment to become a fixture with respect to real property or to become an accession with respect to other personal property with respect to which real or personal property the Agent does not have a Lien. No Borrower will, without the Agent's prior written consent, alter or remove any identifying symbol or number on any of such Borrower's Equipment consisting of Collateral.

                  (c) No Borrower shall, without the Agent's prior written consent, sell, lease as a lessor, or otherwise dispose of any of such Borrower's Equipment; provided, however, that the Borrowers, collectively, may dispose of obsolete or unusable Equipment having an orderly liquidation value no greater than $200,000 aggregate in any Fiscal Year, or $600,000 term of this Agreement, without the Agent's consent, subject to the conditions set forth in the next sentence. In the event any of such Equipment is sold, transferred or otherwise disposed of pursuant to the proviso contained in the immediately preceding sentence, (1) if such sale, transfer or disposition is effected without replacement of such Equipment (which shall require that such replacement Equipment be purchased within 90 days before or after the sale of the Equipment being replaced), or such Equipment is replaced by Equipment leased by the applicable Borrower or by Equipment purchased by such Borrower subject to a Lien, then such Borrower shall deliver all of the cash proceeds of any such sale, transfer or disposition to the Agent, which proceeds shall be applied to the reduction of the Term Loans, or (2) if such sale, transfer or disposition is made in connection with the purchase by the applicable Borrower of replacement Equipment, then such Borrower shall use the proceeds of such sale, transfer or disposition to purchase such replacement Equipment and



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shall deliver to the Agent written  evidence of the use of the proceeds for such purchase. All replacement Equipment purchased by each Borrower shall be free and clear of all Liens except the Agent's Lien, except as otherwise permitted hereby.

         6.12 Assigned Contracts. Each Borrower shall fully perform all of its obligations under each of such Borrower's Assigned Contracts, and shall enforce all of its rights and remedies thereunder as it deems appropriate in its business judgment; provided, however, that no Borrower shall take any action or fail to take any action with respect to its Assigned Contracts which would result in a waiver or other loss of any material right or remedy of such Borrower thereunder. Without limiting the generality of the foregoing, each Borrower shall take all action necessary or appropriate to permit, and shall not take any action which would have any materially adverse effect upon, the full enforcement of all indemnification rights under its Assigned Contracts. No Borrower shall, without the Agent's and the Majority Lenders' prior written consent, modify, amend, supplement, compromise, satisfy, release, or discharge any of its Assigned Contracts, any collateral securing the same, any Person liable directly or indirectly with respect thereto, or any agreement relating to any of its Assigned Contracts or the collateral therefor. Each Borrower shall notify the Agent and the Lenders in writing, promptly after such Borrower becomes aware thereof, of any event or fact which could give rise to a claim by it for indemnification under any of its Assigned Contracts, and shall diligently pursue such right and report to the Agent on all further developments with respect thereto. Each Borrower shall remit directly to the Agent for application to the Obligations in such order as the Majority Lenders shall determine, all amounts received by such Borrower as indemnification or otherwise pursuant to its Assigned Contracts. If any Borrower shall fail after the Agent's demand to pursue diligently any right under its Assigned Contracts, or if an Event of Default then exists, the Agent may, and at the direction of the Majority Lenders shall, directly enforce such right in its own or such Borrower's name and may enter into such settlements or other agreements with respect thereto as the Agent or the Majority Lenders, as applicable, shall determine. In any suit, proceeding or action brought by the Agent for the benefit of the Lenders under any Assigned Contract for any sum owing thereunder or to enforce any provision thereof, the applicable Borrower shall indemnify and hold the Agent and Lenders harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaims, recoupment, or reduction of liability whatsoever of the obligor thereunder arising out of a breach by such Borrower of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing from such Borrower to or in favor of such obligor or its successors. All such obligations of each Borrower shall be and remain enforceable only against such Borrower and shall not be



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enforceable  against  the Agent.  Notwithstanding  any  provision  hereof to the contrary, each Borrower shall at all times remain liable to observe and perform all of its duties and obligations under its Assigned Contracts, and the Agent's or any Lender's exercise of any of their respective rights with respect to the Collateral shall not release such Borrower from any of such duties and obligations. Neither the Agent nor any Lender shall be obligated to perform or fulfill any Borrower's duties or obligations under its Assigned Contracts or to make any payment thereunder, or to make any inquiry as to the nature or sufficiency of any payment or property received by it thereunder or the sufficiency of performance by any party thereunder, or to present or file any claim, or to take any action to collect or enforce any performance, any payment of any amounts, or any delivery of any property.

         6.13 Documents, Instruments, and Chattel Paper. Each Borrower represents and warrants to the Agent and the Lenders that (a) all documents, instruments, and chattel paper describing, evidencing, or constituting Collateral, and all signatures and endorsements thereon, are and will be complete, valid, and genuine, (b) all goods evidenced by such documents, instruments, and chattel paper are and will be owned by such Borrower, free and clear of all Liens other than Permitted Liens, and (c) MK Rail has no creditors in Argentina who may assert claims against instruments held for the benefit of the Agent in Argentina.

         6.14 Right to Cure. The Agent may, in its discretion, and shall, at the direction of the Majority Lenders, pay any amount or do any act required of the Borrowers hereunder or under any other Loan Document in order to preserve, protect, maintain or enforce the Obligations, the Collateral or the Agent's Liens therein, and which any Borrower fails to pay or do, including, without limitation, payment of any judgment against such Borrower, any insurance premium, any warehouse charge, any finishing or processing charge, any landlord's claim, and any other Lien upon or with respect to the Collateral. All payments that the Agent makes under this Section 6.14 and all out-of-pocket costs and expenses that the Agent pays or incurs in connection with any action taken by it hereunder shall be charged to such Borrower's Loan Account as a Revolving Loan. Any payment made or other action taken by the Agent under this
Section 6.14 shall be without prejudice to any right to assert an Event of Default hereunder and to proceed thereafter as herein provided.

         6.15 Power of Attorney. Each Borrower hereby appoints the Agent and the Agent's designee as such Borrower's attorney, with power: (a) to endorse such Borrower's name on any checks, notes, acceptances, money orders, or other forms of payment or security that come into the Agent's or any Lender's possession including, without limitation, to draw against any letter of credit supporting



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or securing the promissory  notes which are listed on Schedule 1.1C hereto,  and any replacement thereof; (b) to sign such Borrower's name on any invoice, bill of lading, warehouse receipt or other document of title relating to any Collateral, on drafts against customers, on assignments of Accounts, on notices of assignment, financing statements and other public records; (c) to notify the post office authorities, when an Event of Default exists, to change the address for delivery of such Borrower's mail to an address designated by the Agent and to receive, open and dispose of all mail addressed to such Borrower; (d) to send requests for verification of Accounts to customers or Account Debtors; (e) to clear Inventory, the purchase of which was financed with Letters of Credit, through customs in such Borrower's name, the Agent's name or the name of the Agent's designee, and to sign and deliver to customs officials powers of attorney in such Borrower's name for such purpose; (f) continue any insurance of any Borrower and pay any premiums or costs therefor; and (g) to do all things necessary to carry out this Agreement. Each Borrower ratifies and approves all acts of such attorney. None of the Lenders or the Agent nor their attorneys will be liable for any acts or omissions or for any error of judgment or mistake of fact or law. This power, being coupled with an interest, is irrevocable until this Agreement has been terminated and the Obligations have been fully satisfied.

         6.16 The Agent's and Lenders' Rights, Duties and Liabilities. Each Borrower assumes all responsibility and liability arising from or relating to the use, sale or other disposition of the Collateral. Neither the Agent, nor any Lender, nor any of their respective officers, directors, employees or agents shall be liable or responsible in any way for the safekeeping of any of the Collateral, or for any loss or damage thereto, or for any diminution in the value thereof, or for any act of default of any warehouseman, carrier, forwarding agency or other person whomsoever, all of which shall be at each Borrower's sole risk, except in the case of the Agent's gross negligence or willful misconduct. The Obligations shall not be affected by any failure of the Agent or any Lender to take any steps to perfect the Agent's Liens or to collect or realize upon the Collateral, nor shall loss of or damage to the Collateral release any Borrower from any of the Obligations. The Agent may (but shall not be required to), and at the direction of the Majority Lenders shall, without notice to or consent from any Borrower, sue upon or otherwise collect, extend the time for payment of, modify or amend the terms of, compromise or settle for cash, credit, or otherwise upon any terms, grant other indulgences, extensions, renewals, compositions, or releases, and take or omit to take any other action with respect to the Collateral, any security therefor, any agreement relating thereto, any insurance applicable thereto, or any Person liable directly or indirectly in connection with any of the foregoing, without discharging or otherwise affecting the liability of any Borrower for the Obligations or under this Agreement or any other agreement



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now or hereafter existing between the Agent and/or any Lender and any Borrower.


                                    ARTICLE 7

                BOOKS AND RECORDS; FINANCIAL INFORMATION; NOTICES

         7.1 Books and Records. Each Borrower shall maintain, at all times, correct and complete books, records and accounts in which complete, correct and timely entries are made of its transactions in accordance with GAAP applied consistently with the audited Financial Statements required to be delivered pursuant to Section 7.2(a). Each Borrower shall, by means of appropriate entries, reflect in such accounts and in all Financial Statements proper liabilities and reserves for all taxes and proper provision for depreciation and amortization of property and bad debts, all in accordance with GAAP. Each Borrower shall maintain at all times books and records pertaining to the Collateral in such detail, form and scope as the Agent or any Lender shall reasonably require, including, but not limited to, records of (a) all payments received and all credits and extensions granted with respect to the Accounts;
(b) the return, rejections, repossession, stoppage in transit, loss, damage, or destruction of any Inventory; and (c) all other dealings affecting the Collateral.

         7.2 Financial Information. Each Borrower shall promptly furnish to the Agent, in sufficient copies for distribution by the Agent to each Lender, all such financial information as the Agent or any Lender shall reasonably request, and notify its auditors and accountants that the Agent, on behalf of the Lenders, is authorized to obtain such information directly from them. Without limiting the foregoing, each Borrower will furnish to the Agent, in sufficient copies for distribution by the Agent to each Lender, in such detail as the Agent or the Lenders shall request, the following:

                  (a) As soon as available, but in any event not later than ninety (90) days after the close of each Fiscal Year, audited consolidated and unaudited consolidating balance sheets, and statements of income and expense, cash flow and of stockholders' equity for the Borrowers and their Subsidiaries for such Fiscal Year, on a consolidated and consolidating basis (together with separate financial statements prepared on a consolidated basis but excluding MK Gain, S.A. de C.V.) and the accompanying notes thereto, setting forth in each case in comparative form figures for the previous Fiscal Year, all in reasonable detail, fairly presenting the financial position and the results of operations of each Borrower and its consolidated Subsidiaries as at the date thereof and for the Fiscal Year then ended, and prepared in accordance with GAAP. Such statements shall be examined in



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accordance  with generally  accepted  auditing  standards by and, in the case of such statements performed on a consolidated basis, accompanied by a report thereon unqualified as to scope of independent certified public accountants selected by MKR and satisfactory to the Agent and shall include written confirmation from such accountants that in preparing the audited consolidated financial statements of MKR that they relied on and used the unaudited consolidating financial statements of MKR and its Subsidiaries which were delivered to Agent and Lenders.

                  (b) As soon as available, but in any event not later than thirty (30) days after the end of each Fiscal Month, consolidated and consolidating unaudited balance sheets of the Borrowers and their consolidated Subsidiaries as at the end of such Fiscal Month, and consolidated and consolidating unaudited statements of income and expense and cash flow for each Borrower and its consolidated Subsidiaries for such Fiscal Month and for the period from the beginning of the Fiscal Year to the end of such Fiscal Month, all in reasonable detail, fairly presenting the financial position and results of operations of each Borrower and its consolidated Subsidiaries as at the date thereof and for such periods, and prepared in accordance with GAAP applied consistently with the audited Financial Statements required to be delivered pursuant to Section 7.2(a) (other than the cash flow statements which may deviate from GAAP as expressly stated therein). MKR shall certify by a certificate signed by its the chief financial officer or treasurer that all such statements (other than the cash flow statements which may deviate from GAAP as expressly stated therein) have been prepared in accordance with GAAP and present fairly, subject to normal year-end adjustments, the Borrowers' financial position as at the dates thereof and their results of operations for the periods then ended.

                  (c)      Intentionally Omitted.

                  (d) With each of the audited Financial Statements delivered pursuant to Section 7.2(a), a certificate of the independent certified public accountants that examined such statement to the effect that they have reviewed and are familiar with this Agreement and that, in examining such Financial Statements, they did not become aware of any fact or condition which then constituted a Default or Event of Default, except for those, if any, described in reasonable detail in such certificate.

                  (e) With each of the annual audited Financial Statements delivered pursuant to Section 7.2(a), and within forty-five (45) days after the end of each fiscal quarter, a certificate of the chief financial officer or treasurer of MKR (i) setting forth in reasonable detail the calculations required to establish that the Borrowers were in compliance with the covenants set forth in Sections 9.23 through 9.29 during the period covered in such



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Financial Statements and as at the end thereof, and (ii) stating that, except as
explained  in   reasonable   detail  in  such   certificate,   (A)  all  of  the
representations and warranties of each Borrower contained in this Agreement and the other Loan Documents are correct and complete in all material respects as at the date of such certificate as if made at such time, (B) each Borrower is, at the date of such certificate, in compliance in all material respects with all of its respective covenants and agreements in this Agreement and the other Loan Documents, (C) no Default or Event of Default then exists or existed during the period covered by such Financial Statements, (D) describing and analyzing in reasonable detail all material trends, changes, and developments in each and all Financial Statements; and (E) explaining the variances of the figures in the corresponding budgets and prior Fiscal Year financial statements. If such certificate discloses that a representation or warranty is not correct or complete, or that a covenant has not been complied with, or that a Default or Event of Default existed or exists, such certificate shall set forth what action the Borrowers have taken or propose to take with respect thereto.

                  (f) No sooner than 60 days and not less than 30 days prior to the beginning of each Fiscal Year, annual forecasts (to include forecasted consolidated and consolidating balance sheets, statements of income and expenses and statements of cash flow) for the Borrowers and their Subsidiaries as at the end of and for each fiscal quarter of such Fiscal Year.

                  (g) Promptly after filing with the PBGC and the IRS, a copy of each annual report or other filing filed with respect to each Plan of each Borrower.

                  (h) Promptly upon the filing thereof, copies of all reports, if any, to or other documents filed by any Borrower or any of its Subsidiaries with the Securities and Exchange Commission under the Exchange Act, and all reports, notices, or statements sent or received by any Borrower or any of its Subsidiaries to or from the holders of any equity interests of such Borrower (other than routine non-material correspondence sent by shareholders of such Borrower to such Borrower) or any such Subsidiary or of any Debt for borrowed money of such Borrower or any of its Subsidiaries registered under the Securities Act of 1933 or to or from the trustee under any indenture under which the same is issued.

                  (i) As soon as available, but in any event not later than 15 days after any Borrower's receipt thereof, a copy of all management reports and management letters prepared for such Borrower by Deloitte & Touche, L.L.P. or any other independent certified public accountants of such Borrower satisfactory to Agent.




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                  (j) Promptly  after their  preparation,  copies of any and all proxy statements, financial statements, and reports which any Borrower makes available to its stockholders.

                  (k) Promptly after filing with the IRS, a copy of each tax return filed by any Borrower or by any of its Subsidiaries.

                  (l) Such additional information as the Agent and/or any Lender may from time to time reasonably request regarding the financial and business affairs of each Borrower or any Subsidiary.

         7.3 Notices to the Lenders. Each Borrower shall notify the Agent, in writing of the following matters at the following times:

                  (a) Immediately after becoming aware of any Default or Event of Default.

                  (b) Immediately after becoming aware of the assertion by the holder of any capital stock of any Borrower or Subsidiary thereof or of any Debt in an outstanding principal amount in excess of $100,000 that a default exists with respect thereto or that such Borrower is not in compliance with the terms thereof, or the threat or commencement by such holder of any enforcement action because of such asserted default or non-compliance.

                  (c) Immediately after becoming aware of any material adverse change in any Borrower's or any Subsidiary's property, business, operations, or condition (financial or otherwise).

                  (d) Immediately after becoming aware of any pending or threatened action, suit, proceeding, or counterclaim by any Person, or any pending or threatened investigation by a Governmental Authority, which action, suit, proceeding, counterclaim or investigation seeks damages in excess of $250,000 (which amount shall not be fully covered by insurance), or which may otherwise materially and adversely affect the Collateral, the repayment of the Obligations, the Agent's or any Lender's rights under the Loan Documents, or any Borrower's or any Subsidiary's property, business, operations, or condition (financial or otherwise).

                  (e) Immediately after becoming aware of any pending or threatened strike, work stoppage, unfair labor practice claim, or other labor dispute affecting any Borrower or any of its Subsidiaries in a manner which could reasonably be expected to have a Material Adverse Effect.

                  (f) Immediately after becoming aware of any violation of any law, statute, regulation, or ordinance of a Governmental Authority affecting any Borrower which could reasonably be expected to have a Material Adverse Effect.




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                  (g)  Immediately  after receipt of any notice of any violation by any Borrower or any of its Subsidiaries of any  Environmental Law which could
reasonably  be  expected  to  have  a  Material   Adverse  Effect  or  that  any
Governmental Authority has asserted that any Borrower or any Subsidiary thereof is not in compliance with any Environmental Law or is investigating such Borrower's or such Subsidiary's compliance therewith.

                  (h) Immediately after receipt of any written notice that any Borrower or any of its Subsidiaries is or may be liable to any Person as a result of the Release or threatened Release of any Contaminant or that such Borrower or any Subsidiary of such Borrower is subject to investigation by any Governmental Authority evaluating whether any remedial action is needed to respond to the Release or threatened Release of any Contaminant which, in either case, is reasonably likely to give rise to liability in excess of $250,000.

                  (i) Immediately after receipt of any written notice of the imposition of any Environmental Lien against any property of any Borrower or any of its Subsidiaries.

                  (j) Any change in any Borrower's name, state of incorporation, or form of organization, trade names or styles under which such Borrower will sell Inventory or create Accounts, or to which instruments in payment of Accounts may be made payable, in each case at least thirty (30) days prior thereto.

                  (k) Within ten (10) Business Days after any Borrower or any ERISA Affiliate knows or has reason to know, that an ERISA Event or a prohibited transaction (as defined in Sections 406 of ERISA and 4975 of the Code) has occurred, and, when known, any action taken or threatened by the IRS, the DOL or the PBGC with respect thereto.

                  (l) Upon request, or, in the event that such filing reflects a significant change with respect to the matters covered thereby, within three (3) Business Days after the filing thereof with the PBGC, the DOL or the IRS, as applicable, copies of the following: (i) each annual report (form 5500 series), including Schedule B thereto, filed with the PBGC, the DOL or the IRS with respect to each Plan, (ii) a copy of each funding waiver request filed with the PBGC, the DOL or the IRS with respect to any Plan and all communications received by any Borrower or any ERISA Affiliate from the PBGC, the DOL or the IRS with respect to such request, and (iii) a copy of each other filing or notice filed with the PBGC, the DOL or the IRS, with respect to each Plan of any Borrower or any ERISA Affiliate.

                  (m) Upon request, copies of each actuarial report for any Plan or Multi-employer Plan and annual report for any Multiemployer Plan; and within three (3) Business Days after receipt thereof by any Borrower or any ERISA Affiliate, copies of the following: (i) any notices of the PBGC's intention to terminate a Plan or to have a trustee appointed to administer such Plan; (ii) any favorable or unfavorable determination letter from the IRS regarding the qualification of a Plan under Section 401(a) of the Code; or (iii) any notice from a Multi-employer Plan regarding the imposition of withdrawal liability.

                  (n) Within three (3) Business Days upon the occurrence thereof: (i) any changes in the benefits of any existing Plan which increase any Borrower's annual costs with respect thereto by an amount in excess of $250,000, or the establishment of any new Plan or the commencement of contributions to any Plan to which any Borrower or any ERISA Affiliate was not previously contributing; or (ii) any failure by any Borrower or any ERISA Affiliate to make a required installment or any other required payment under Section 412 of the Code on or before the due date for such installment or payment.

                  (o) Within three (3) Business Days after any Borrower or any ERISA Affiliate knows or has reason to know that any of the following events has or will occur: (i) a Multi-employer Plan has been or will be terminated; (ii) the administrator or plan sponsor of a Multi-employer Plan intends to terminate a Multi-employer Plan; or (iii) the PBGC has instituted or will institute proceedings under Section 4042 of ERISA to terminate a Multiemployer Plan.

                  Each notice given under this Section shall describe the subject matter thereof in reasonable detail, and shall set forth the action that the applicable Borrower, its Subsidiary, or any ERISA Affiliate, as applicable, has taken or proposes to take with respect thereto.


                                    ARTICLE 8

                     GENERAL WARRANTIES AND REPRESENTATIONS

         Each Borrower warrants and represents to the Agent and the Lenders that except as hereafter disclosed to and accepted by the Agent and the Majority Lenders in writing:

         8.1 Authorization, Validity, and Enforceability of this Agreement and the Loan Documents. Each Borrower has the corporate power and authority to execute, deliver and perform this Agreement and the other Loan Documents, to incur the Obligations, and to grant to the Agent Liens upon and security interests in the Collateral. Each Borrower has taken all necessary corporate action (including without limitation, obtaining approval of its



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stockholders if necessary) to authorize the execution, delivery, and performance of this Agreement and the other Loan Documents and the transactions contemplated hereby by it (including, without limitation, making the dividends referred to in Sections 8.10 and 8.24). No consent, approval, or authorization of, or declaration or filing with, any Governmental Authority, and no consent of any other Person, is required in connection with any Borrower's execution, delivery and performance of this Agreement and the other Loan Documents, except for those already duly obtained. This Agreement and the other Loan Documents have been duly executed and delivered by each Borrower, and constitute the legal, valid and binding obligation of each Borrower, enforceable against it in accordance with its terms without defense, setoff or counterclaim. Each Borrower's execution, delivery, and performance of this Agreement and the other Loan
Documents  (and  the  transactions  contemplated  hereby,   including,   without
limitation, the repurchase of the Subordinated Debt and the distribution of the Common Stock of MKR currently held by Morrison Knudsen Corporation pursuant to the terms of the MKC Bankruptcy Plan and the making of the dividends referred to in Sections 8.10 and 8.24) do not and will not require the redemption or repurchase of the Preferred Stock or conflict with, or constitute a violation or breach of, or constitute a default under, or result in the creation or imposition of any Lien upon the property of such Borrower or any of its Subsidiaries by reason of the terms of (a) any mortgage, Lien, lease, indenture, or any other material contract, agreement or instrument to which such Borrower is a party or which is binding upon it, (b) any Requirement of Law applicable to such Borrower or any of its Subsidiaries, or (c) the certificate or articles of incorporation or by-laws of such Borrower or any of its Subsidiaries.

         8.2 Validity and Priority of Security Interest. The provisions of this Agreement, the Mortgage(s), and the other Loan Documents create legal and valid Liens on all the Collateral in favor of the Agent, for the ratable benefit of the Lenders, and such Liens constitute perfected and continuing Liens on all the Collateral, having priority over all other Liens on the Collateral, securing all the Obligations, and enforceable against each Borrower and all third parties.

         8.3 Organization and Qualification. Each Borrower (a) is duly incorporated and organized and validly existing in good standing under the laws of the state of its incorporation, (b) is qualified to do business as a foreign corporation and is in good standing in the jurisdictions set forth on Schedule
8.3. Each Borrower is qualified in each jurisdiction in which qualification is necessary in order for it to own or lease its property and conduct its business, except where the failure to be so qualified would not have a Material Adverse Effect, and (c) has all requisite



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power and authority to conduct its business and to own its property.

         8.4 Corporate Name; Prior Transactions. Except as set forth on Schedule 8.4, no Borrower has, during the past five (5) years, been known by or used any other corporate or fictitious name, or been a party to any merger or consolidation, or acquired all or substantially all of the assets of any Person, or acquired any of its property outside of the ordinary course of business.

         8.5 Subsidiaries and Affiliates; FEIN Numbers. Schedule 8.5 is a correct and complete list of the name and relationship to each Borrower of all of that Borrower's Subsidiaries, joint ventures and other Affiliates (including a listing of all capital stock of any kind owned directly or indirectly by each Borrower) together with the Federal Employer Identification Number of each Borrower. Each Subsidiary is (a) duly incorporated and organized and validly existing in good standing under the laws of its state of incorporation set forth on Schedule 8.5, and (b) qualified to do business as a foreign corporation and in good standing in each jurisdiction in which the failure to so qualify or be in good standing could reasonably be expected to have a material adverse effect on any such Subsidiary's business, operations, prospects, property, or condition (financial or otherwise) and (c) has all requisite power and authority to conduct its business and own its property.

         8.6 Financial Statements, Pro Forma and Projections. (a) MKR has delivered to the Agent and the Lenders the audited balance sheet and related statements of income, retained earnings, changes in financial position, and changes in stockholders equity for the Borrowers and their consolidated Subsidiaries as of December 31, 1995, and for the Fiscal Year then ended, accompanied by the report thereon of the Borrowers' independent certified public accountants, Deloitte & Touche, L.L.P., and such financial statements are attached hereto as Schedule 8.6(A). MKR has also delivered to the Agent and the Lenders the unaudited balance sheet and related statements of income and changes in financial position for each Borrower and its consolidated Subsidiaries as of July 26, 1996, and a consolidating balance sheet and income statement of MKR and its subsidiaries as of July 26, 1996, and all such financial statements are attached hereto as Schedule 8.6(B). All such financial statements have been prepared in accordance with GAAP and present accurately and fairly the financial position of the Borrowers and their consolidated Subsidiaries as at the dates thereof and their results of operations for the periods then ended.

                  (b) The pro forma delivered on the date hereof and attached hereto as Schedule 8.6(C) is the unaudited consolidated and consolidating balance sheet of the Borrowers, and was prepared by Borrowers assuming the consummation of the transactions



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



contemplated by this Agreement as of the Closing Date (including, without limitation, the repurchase of the Subordinated Debt by MKR and the dividends referred to in Sections 8.10 and 8.24) and based on the unaudited balance sheet of Borrowers dated July 26, 1996 and was prepared in accordance with GAAP (subject to the exceptions set forth on Schedule 8.6(C) hereof), with only such adjustments thereto as would be required in accordance with GAAP.

                  (c) The Latest Projections (with such projections as are delivered on the Closing Date being attached hereto as Schedule 8.6(D)) represent and will represent the Borrowers' best estimate of the future financial performance of the Borrowers and their consolidated Subsidiaries for the periods set forth therein. The Latest Projections have been prepared on the basis of the assumptions set forth therein, which the Borrowers believe are fair and reasonable in light of current and reasonably foreseeable business conditions at the time submitted to the Lender.

         8.7 Capitalization. The amount of each Borrower's authorized and issued capital stock and the ownership of every block representing 5% or more thereof is as set forth on Schedule 8.7 including, without limitation, after implementation of the MKC Bankruptcy Plan.

         8.8 Solvency. Each Borrower is Solvent prior to and after giving effect to the making of the Term Loans and the Revolving Loans to be made on the Closing Date and the issuance of the Letters of Credit to be issued on the Closing Date, and shall remain Solvent during the term of this Agreement.

         8.9 Debt. After giving effect to the making of the Term Loans and the Revolving Loans to be made on the Closing Date, each Borrower and its Subsidiaries have no Debt, except (a) the Obligations, (b) Debt described on
Schedule 8.9, and (c) trade payables and other contractual obligations arising in the ordinary course of business.

         8.10 Distributions. Except as set forth on Schedule 8.10, since December 31, 1994, no Distribution has been declared, paid, or made upon or in respect of any capital stock or other securities of any Borrower or any of their Subsidiaries.

         8.11 Title to Property. Each Borrower has good and marketable title in fee simple to its real property listed in Schedule 8.12 hereto, and each Borrower has good, indefeasible, and merchantable title to all of its other property (including, without limitation, the assets reflected on the December 31, 1995 Financial Statements delivered to the Agent and the Lenders, except as disposed of in the ordinary course of business since the date thereof), free of all Liens except Permitted Liens.




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         8.12 Real Estate; Leases; Minnesota. Schedule 8.12 sets forth a correct and complete list of all Real Estate owned by each Borrower or any of its Subsidiaries, all leases and subleases of real or personal property by each Borrower or its Subsidiaries as lessee or sublessee (other than leases of personal property as to which any Borrower is lessee or sublessee for which the value of such personal property is less than $50,000 individually or $150,000 in the aggregate), and all leases and subleases of real or personal property by each Borrower or its Subsidiaries as lessor, lessee, sublessor or sublessee. Each of such leases and subleases is valid and enforceable in accordance with its terms and is in full force and effect, and no default by any party to any such lease or sublease exists. The Borrowers represent and warrant that Touchstone has no operations or facilities in the state of Minnesota.

         8.13 Proprietary Rights Collateral. Schedule 8.13 sets forth a correct and complete list of all of the Proprietary Rights Collateral. None of the Proprietary Rights Collateral is subject to any licensing agreement or similar arrangement except as set forth on Schedule 8.13. To the best of each Borrower's knowledge, none of the Proprietary Rights Collateral infringes on or conflicts with any other Person's property, and no other Person's property infringes on or conflicts with the Proprietary Rights Collateral. The Proprietary Rights Collateral described on Schedule 8.13 constitute all of the property of such type necessary to the current and anticipated future conduct of the Borrowers' business.

         8.14 Trade Names and Terms of Sale. All trade names or styles under which each Borrower or any of its Subsidiaries will sell Inventory or create Accounts, or to which instruments in payment of Accounts may be made payable, are listed on Schedule 8.14.

         8.15 Litigation. Except as set forth on Schedule 8.15, there is no pending or (to the best of any Borrower's knowledge) threatened, action, suit, proceeding, or counterclaim by any Person, or investigation by any Governmental Authority, or any basis for any of the foregoing, which could reasonably be expected to cause a Material Adverse Effect.

         8.16 Restrictive Agreements. No Borrower and none of their Subsidiaries is a party to any contract or agreement, or subject to any charter or other corporate restriction, which affects its ability to execute, deliver, and perform the Loan Documents and repay the Obligations or which materially and adversely affects or, insofar as any Borrower can reasonably foresee, could materially and adversely affect, the property, business, operations, or condition (financial or otherwise) of such Borrower or such Subsidiary, or would in any respect cause a Material Adverse Effect.




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         8.17 Labor Disputes. Except as set forth on Schedule 8.17, (a) there is no collective bargaining agreement or other labor contract covering employees of any Borrower or any of its Subsidiaries, (b) no such collective bargaining agreement or other labor contract is scheduled to expire during the term of this Agreement, (c) no union or other labor organization is seeking to organize, or to be recognized as, a collective bargaining unit of employees of any Borrower or any of its Subsidiaries or for any similar purpose, and (d) there is no pending or (to the best of any Borrower's knowledge) threatened, strike, work stoppage, material unfair labor practice claim, or other material labor dispute against or affecting any Borrower or its Subsidiaries or their employees.

         8.18  Environmental  Laws.  Except as  otherwise  disclosed on Schedule
8.18:

                  (a) Each  Borrower and its  Subsidiaries  have complied in all material respects with all Environmental Laws applicable to its Premises and business, and none of the Borrowers nor any of their Subsidiaries nor any of their present Premises or operations, nor their past property or operations, is subject to any enforcement order from or liability agreement with any Governmental Authority or private Person respecting (i) compliance with any Environmental Law or (ii) any potential liabilities and costs or remedial action arising from the Release or threatened Release of a Contaminant.

                  (b) Each Borrower and its Subsidiaries have obtained all permits necessary for their current operations under Environmental Laws, and all such permits are in good standing and each Borrower and its Subsidiaries are in compliance with all terms and conditions of such permits.

                  (c) No Borrower and none of their Subsidiaries, nor, to the best of each Borrower's knowledge, any of their predecessors in interest, has stored, treated or disposed of any hazardous waste on any Premises, as defined pursuant to 40 CFR Part 261 or any equivalent Environmental Law.

                  (d) No Borrower and none of their Subsidiaries has received any summons, complaint, order or similar written notice that it is not currently in compliance with, or that any Governmental Authority is investigating its compliance with, any Environmental Laws or that it is or may be liable to any other Person as a result of a Release or threatened Release of a Contaminant.

                  (e) None of the present or past operations of any Borrower or its Subsidiaries is the subject of any investigation by any Governmental Authority evaluating whether any remedial action



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is needed to respond to a Release or threatened Release of a Contaminant.

                  (f) There is not now, nor to the best of any Borrower's knowledge has there ever been on or in the Premises:

                  (1) any underground storage tanks or surface impoundments,

                  (2) any asbestos containing material, or

                  (3) any polychlorinated biphenyls (PCB's) used in hydraulic oils, electrical transformers or other equipment.

                  (g) No Borrower and none of their Subsidiaries has filed any notice under any requirement of Environmental Law reporting a spill or accidental and unpermitted release or discharge of a Contaminant into the environment.

                  (h) No Borrower and none of their Subsidiaries has entered into any negotiations or settlement agreements with any Person (including, without limitation, the prior owner of any of its property) imposing material obligations or liabilities on such Borrower or any of its Subsidiaries with respect to any remedial action in response to the Release of a Contaminant or environmentally related claim.

                  (i) None of the products manufactured, distributed or sold by any Borrower or any of its Subsidiaries contain asbestos containing material.

                  (j) No Environmental Lien has attached to any Premises of any Borrower or any of its Subsidiaries.

         8.19 No Violation of Law. No Borrower and none of their Subsidiaries is in violation of any law, statute, regulation, ordinance, judgment, order, or decree applicable to it which violation could reasonably be expected to have a Material Adverse Effect.

         8.20 No Default. No Borrower and none of their Subsidiaries is in default with respect to any note, indenture, loan agreement, mortgage, lease, deed, or other agreement to which such Borrower or such Subsidiary is a party or by which it is bound, which default could reasonably be expected to have a Material Adverse Effect.

         8.21 ERISA  Compliance.  Except as  specifically  disclosed in Schedule
8.21:

                  (a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal



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or state law. Each Plan which is intended to qualify under Section 401(a) of the
Code has received a favorable determination letter from the IRS and to the best knowledge of the applicable Borrower, nothing has occurred which would cause the loss of such qualification. Each Borrower and each ERISA Affiliate has made all required contributions to any Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan.

                  (b) There are no pending or, to the best knowledge of any Borrower, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect.

                  (c) (i) No ERISA Event has occurred or is reasonably expected to occur; (ii) no Pension Plan has any Unfunded Pension Liability; (iii) no Borrower and no ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) no Borrower and no ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (v) no Borrower and no ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

         8.22 Taxes. (a) Each Borrower and its Subsidiaries have filed all Federal and other tax returns and reports required to be filed, and have paid all Federal and other taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable.

                  (b) The repayment of the Subordinated Debt pursuant to the terms and conditions in the Note Cancellation and Restructuring Agreement will not result in any cancellation of indebtedness income or tax liability to the Borrowers for Federal or any State Income tax purposes, except to the extent that such tax liability is completely offset by net operating loss deductions (including carry forwards) then available to the Borrowers.

         8.23 Regulated Entities. No Borrower, no Person controlling any Borrower, and no Subsidiary of any Borrower, is an "Investment Company" within the meaning of the Investment Company Act of 1940. No Borrower is subject to regulation under the Public Utility



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Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act,
any state public utilities code, or any other Federal or state statute or regulation limiting its ability to incur Indebtedness.

         8.24 Use of Proceeds; Margin Regulations. The proceeds of the Loans are to be used solely for working capital purposes, except that on the Closing Date approximately $21,317,000 will be dividended up to MKR by the other Borrowers as shown on Schedule 8.10, and thereafter approximately $34,650,000 will be used by MKR to repurchase the entire amount of the Subordinated Debt in accordance with the Note Cancellation and Restructuring Agreement. No Borrower and no Subsidiary of any Borrower is engaged in the business of purchasing or selling Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock.

         8.25 Copyrights, Patents, Trademarks and Licenses, etc. Each Borrower owns or is licensed or otherwise has the right to use all of the patents, trademarks, service marks, trade names, copyrights, contractual franchises, authorizations and other rights that are reasonably necessary for the operation of its businesses, without conflict with the rights of any other Person. To the best knowledge of each Borrower, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by such Borrower or any Subsidiary thereof infringes upon any rights held by any other Person. No claim or litigation regarding any of the foregoing is pending or threatened, and no patent, invention, device, application, principle or any statute, law, rule, regulation, standard or code is pending or, to the knowledge of any Borrower, proposed, which, in either case, could reasonably be expected to have a Material Adverse Effect.

         8.26 No Material Adverse Change. No Material Adverse Effect has occurred since August 31, 1995.

         8.27 Full Disclosure. None of the representations or warranties made by any Borrower in the Loan Documents as of the date such representations and warranties are made or deemed made, and none of the statements contained in any exhibit, report, statement or certificate furnished by or on behalf of any Borrower or any Subsidiary in connection with the Loan Documents (including the offering and disclosure materials delivered by or on behalf of the Borrowers to the Lenders prior to the Closing Date), contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading as of the time when made or delivered.

         8.28 Material Agreements; Identity of Locomotives. Schedule 8.28 hereto sets forth all material agreements and contracts to



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which any Borrower or any of its  Subsidiaries  is a party or is bound as of the date hereof. No Borrower other than MKR owns or leases any locomotives and all of the locomotives that are owned by or leased to MKR on the Closing Date are specifically identified on Schedule 8.28. Schedule 8.28 also sets forth with respect to each locomotive owned by or leased to MKR, (i) the model or type of each such locomotive, (ii) the markings including any AAR designation or serial number of each such locomotive, (iii) if such locomotive is leased to MKR, the information necessary to identify the lease (including the name of the lessor and the date and term of the lease), (iv) if such locomotive is leased by MKR, the information necessary to identify the lease (including the name of the lessee and the date and term of the lease) and (v) the countries where each such locomotive is being used.

         8.29 Bank Accounts. Schedule 8.29 contains a complete and accurate list of all bank accounts and lock boxes maintained by each Borrower with any bank or other financial institution.

         8.30  Governmental  Authorization.  No  approval,  consent,  exemption,
authorization,   or  other  action  by,  or  notice  to,  or  filing  with,  any
Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Borrower or any of its Subsidiaries of the Agreement or any other Loan Document.

         8.31 Insurance. Schedule 8.31 contains a complete and accurate list of all insurance of any kind maintained by each Borrower listing the names of the insurance carriers and the policy numbers and summarizing the types of insurance and the policy limits with respect thereto.


                                    ARTICLE 9

                       AFFIRMATIVE AND NEGATIVE COVENANTS

                  Each Borrower covenants to the Agent and each Lender that, so long as any of the Obligations remain outstanding or this Agreement is in effect:

         9.1 Taxes and Other Obligations. Each Borrower shall, and shall cause each of its Subsidiaries to, (a) file when due all tax returns and other reports which it is required to file; (b) pay, or provide for the payment, when due, of all taxes, fees, assessments and other governmental charges against it or upon its property, income and franchises, make all required withholding and other tax deposits, and establish adequate reserves for the payment of all such items, and provide to the Agent and the Lenders, upon request, satisfactory evidence of its timely compliance with the foregoing; and (c) pay when due all Debt owed by it and all claims of



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materialmen,  mechanics,  carriers,  warehousemen,   landlords  and  other  like
Persons, and all other indebtedness owed by it and perform and discharge in a timely manner all other obligations undertaken by it; provided, however, so long as the applicable Borrower has notified Agent in writing, such Borrower or its Subsidiaries need pay any tax, fee, assessment, or governmental charge, that (i) it is contesting in good faith by appropriate proceedings diligently pursued,
(ii) such Borrower or its Subsidiary, as the case may be, has established proper reserves for as provided in GAAP, and (iii) no Lien (other than a Permitted
Lien) results from such non-payment.

         9.2 Corporate Existence and Good Standing. Each Borrower shall, and shall cause each of its Subsidiaries to, maintain its corporate existence and its qualification and good standing in all jurisdictions in which the failure to maintain such qualification or good standing could reasonably be expected to have a material adverse effect on such Borrower's or such Subsidiary's property, business, operations, prospects, or condition (financial or otherwise).

         9.3 Compliance with Law and Agreements; Maintenance of Licenses. Each Borrower shall comply, and shall cause each of its Subsidiaries to comply, in all material respects with all Requirements of Law of any Governmental Authority having jurisdiction over it or its business (including the Federal Fair Labor Standards Act). Each Borrower shall, and shall cause each of its Subsidiaries to, obtain and maintain all licenses, permits, franchises, and governmental authorizations necessary to own its property and to conduct its business as conducted on the Closing Date.

         9.4 Maintenance of Property; Use of Locomotives. Each Borrower shall, and shall cause each of its Subsidiaries to, maintain all of its property necessary and useful in the conduct of its business, in good operating condition and repair, ordinary wear and tear excepted. All Locomotives which are owned or leased by MKR are currently and during the term of this Agreement shall only be located and used within the 48 contiguous states of the U.S., except for eighteen (18) locomotives (as clearly indicated on Schedule 8.28) which are leased for use in Mexico and are permanently located in Mexico.

         9.5 Insurance. (a) Each Borrower shall maintain, and shall cause each of its Subsidiaries to maintain, with financially sound and reputable insurers having a rating of at least (A-) VII or better by Best Rating Guide, insurance against loss or damage by fire with extended coverage; theft, burglary, pilferage and loss in transit; public liability and third party property damage; larceny, embezzlement or other criminal liability; business interruption; public liability and third party property damage; and such other



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hazards or of such other types as is customary  for Persons  engaged in the same or similar business, as the Agent, in its discretion, or acting at the direction of the Majority Lenders, shall specify, in amounts, and under policies acceptable to the Agent and the Majority Lenders. Without limiting the foregoing, the Borrowers shall also maintain, and shall cause each of their Subsidiaries to maintain, flood insurance, in the event of a designation of the area in which any Real Estate is located as "flood prone" or a "flood risk area," as defined by the Flood Disaster Protection Act of 1973, in an amount to be reasonably determined by the Agent, and shall comply with the additional requirements of the National Flood Insurance Program as set forth in said Act.

                  (b) Each Borrower shall cause the Agent, for the ratable benefit of the Lenders, to be named in each such policy as secured party or mortgagee and loss payee or additional insured, in a manner acceptable to the Agent. Each policy of insurance shall contain a clause or endorsement requiring the insurer to give not less than thirty (30) days' prior written notice to the Agent in the event of cancellation of the policy for any reason whatsoever and a clause or endorsement stating that the interest of the Agent shall not be impaired or invalidated by any act or neglect of any Borrower or any of its Subsidiaries or the owner of any premises for purposes more hazardous than are permitted by such policy. All premiums for such insurance shall be paid by the applicable Borrower when due, and certificates of insurance and, if requested by the Agent or any Lender, photocopies of the policies, shall be delivered to the Agent, in each case in sufficient quantity for distribution by the Agent to each of the Lenders. If any Borrower fails to procure such insurance or to pay the premiums therefor when due, the Agent may, and at the direction of the Majority Lenders shall, do so from the proceeds of Revolving Loans.

                  (c) Each Borrower shall promptly notify the Agent and the Lenders of any loss, damage, or destruction to the Collateral arising from its use, whether or not covered by insurance. The Agent is hereby authorized to collect all insurance proceeds directly, and to apply or remit them as follows:

                  (d) (i) With respect to insurance proceeds relating to Collateral other than Fixed Assets, after deducting from such proceeds the reasonable expenses, if any, incurred by the Agent in the collection or handling thereof, the Agent shall apply such proceeds, ratably, to the reduction of the Obligations in the order provided for in Section 4.5.

                      (ii) With respect to insurance proceeds relating to Collateral consisting of Fixed Assets, after deducting from such proceeds the reasonable expenses, if any, incurred by the Agent in the collection or handling thereof, the Agent shall apply such proceeds, ratably, to the reduction of the Obligations in the order



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provided  for in Section  4.5,  or at the option of the  Majority  Lenders,  may permit or require the applicable Borrower to use such money, or any part thereof, to replace, repair, restore or rebuild the relevant Fixed Assets in a diligent and expeditious manner with materials and workmanship of substantially the same quality as existed before the loss, damage or destruction; provided, however, that so long as there does not then exist any Default or Event of Default, the applicable Borrower shall be permitted to use insurance proceeds relating to Collateral consisting of Fixed Assets in an aggregate amount not to exceed $1,000,000 with respect to any occurrence, to replace, repair, restore or rebuild the relevant Fixed Assets, in the manner set forth in this sentence; and provided, further, that the applicable Borrower first (i) provides the Agent and the Majority Lenders with plans and specifications for any such repair or restoration which shall be reasonably satisfactory to the Agent and the Majority Lenders and (ii) demonstrates to the reasonable satisfaction of the Agent and the Majority Lenders that the funds available to it will be sufficient to complete such project in the manner provided therein.

         9.6 Condemnation. (a) Each Borrower shall, immediately upon learning of the institution of any proceeding for the condemnation or other taking of any of its property, notify the Agent of the pendency of such proceeding, and agrees that the Agent may participate in any such proceeding, and such Borrower from time to time will deliver to the Agent all instruments reasonably requested by the Agent to permit such participation.

                  (b) The Agent is hereby authorized to collect the proceeds of any condemnation claim or award directly, and to apply or remit them as follows:

                  (c)  With  respect  to  condemnation   proceeds   relating  to
Collateral other than Fixed Assets, after deducting from such proceeds the reasonable expenses, if any, incurred by the Agent in the collection or handling thereof, the Agent shall apply such proceeds, ratably, to the reduction of the Obligations in the order provided for in Section 4.5.

                           (i) With respect to condemnation proceeds relating to
Collateral consisting of Fixed Assets, after deducting from such proceeds the reasonable expenses, if any, incurred by the Agent in the collection or handling thereof, the Agent shall apply such proceeds, ratably, to the reduction of the Obligations in the order provided for in Section 4.5, or at the option of the Majority Lenders, may permit or require the applicable Borrower to use such money, or any part thereof, to replace, repair, restore or rebuild the relevant Fixed Assets in a diligent and expeditious manner with materials and workmanship of substantially the same quality as existed before the condemnation; provided, however, that so long as there does not then exist any Default or Event of Default, the



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applicable  Borrower  shall be permitted to use proceeds  relating to Collateral consisting of Fixed Assets in an aggregate amount not to exceed $1,000,000 with respect to any occurrence, to replace, repair, restore or rebuild the relevant Fixed Assets, in the manner set forth in this sentence; and provided, further, that plans and specifications for any such repair or restoration shall be reasonably satisfactory to the Agent and the Majority Lenders and shall be subject to the reasonable approval of the Agent and the Majority Lenders.

         9.7 Environmental Laws. (a) Each Borrower shall, and shall cause each of its Subsidiaries to, conduct its business in compliance with all Environmental Laws applicable to it, including, without limitation, those relating to the generation, handling, use, storage, and disposal of any Contaminant. Each Borrower shall, and shall cause each of its Subsidiaries to, take prompt and appropriate action to respond to any non-compliance with Environmental Laws and shall regularly report to the Agent on such response.

                  (b) Without limiting the generality of the foregoing, each Borrower shall submit to the Agent and the Lenders annually, commencing on the first Anniversary Date, and on each Anniversary Date thereafter, an update of the status of each environmental compliance or liability issue. The Agent or any Lender may request copies of technical reports prepared by the applicable Borrower and its communications with any Governmental Authority to determine whether any Borrower or any of its Subsidiaries is proceeding reasonably to correct, cure or contest in good faith any alleged non-compliance or environmental liability. Each Borrower shall, at the Agent's or the Majority Lenders' request and at such Borrower's expense, (a) retain an independent environmental engineer acceptable to the Agent to evaluate the site, including tests if appropriate, where the non-compliance or alleged non-compliance with Environmental Laws has occurred and prepare and deliver to the Agent, in sufficient quantity for distribution by the Agent to the Lenders, a report setting forth the results of such evaluation, a proposed plan for responding to any environmental problems described therein, and an estimate of the costs thereof, and (b) provide to the Agent and the Lenders a supplemental report of such engineer whenever the scope of the environmental problems, or the response thereto or the estimated costs thereof, shall change in any material respect.

         9.8 Compliance with ERISA. Each Borrower shall, and shall cause each of its ERISA Affiliates to: (a) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law; (b) cause each Plan which is qualified under Section 401(a) of the Code to maintain such qualification; (c) make all required contributions to any Plan subject to Section 412 of the Code; (d) not engage in a



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prohibited  transaction or violation of the fiduciary  responsibility rules with respect to any Plan; and (e) not engage in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

         9.9 Mergers, Consolidations or Sales. No Borrower and none of their Subsidiaries shall enter into any transaction of merger, reorganization, or consolidation, or transfer, sell, assign, lease, or otherwise dispose of all or any part of its property, or wind up, liquidate or dissolve, or agree to do any of the foregoing, except (a) for sales of Inventory in the ordinary course of its business and (b) for sales or other dispositions of Equipment in the ordinary course of business that are obsolete or no longer useable by such Borrower in its business as permitted by Section 6.11; provided, however, that MKR shall be permitted to enter into a merger agreement upon terms and conditions acceptable to the Agent in its sole discretion with a wholly-owned and newly formed subsidiary of MKR which has no business or operations of any kind and was set up merely to facilitate a name change by MKR, so long as (i) MKR is the surviving corporation in such merger, (ii) the Agent and Lenders receive a legal opinion in form and substance reasonably acceptable to Agent as to the legality, validity and effectiveness of the merger, (iii) the Borrowers otherwise comply with the terms and conditions otherwise set forth in this Agreement and the other Loan Documents with respect to any name change and merger transaction by MKR (including, without limitation, filing UCC-3 amendments and mortgage modifications to reflect such name change), and (iv) take such other steps and actions, and execute and deliver such documents as may be reasonably required by the Agent prior to consummating such merger.

         9.10 Distributions; Capital Change; Restricted Investments. No Borrower and none of their Subsidiaries shall (a) directly or indirectly declare or make, or incur any liability to make, any Distribution, except Distributions to a Borrower by its Subsidiaries and Distributions by MKR with respect to its Preferred Stock in an aggregate amount not to exceed $40,000 per year, (b) make any change in its capital structure which could have a Material Adverse Effect,
(c) make any Restricted Investment except:

     (1) intercompany loans by one Borrower to any other Borrower; provided that such intercompany loans shall be subject to the following terms and conditions:

                    (i) such loans shall be unsecured and payable on demand, and the Borrowers hereby agree that all such Indebtedness shall be subordinated in right of payment to the final payment in full in cash of the Obligations;

                    (ii) no Default or Event of Default shall then exist and be continuing or would result after giving effect thereto, and after giving effect to each such



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                    intercompany  loan,  both the Borrower  making such loan and the recipient thereof shall be Solvent;

                    (iii) each recipient of such a loan shall use the proceeds thereof solely for its own working capital requirements and other general corporate purposes arising in the ordinary course of its business or as permitted by Section 8.24 hereof;

                    (iv) after giving effect to each intercompany loan, the Borrower making such loan shall have Availability
                    (consisting of MKR's Availability or the applicable Components Subsidiary's Availability as the case may be) equal to at least 10% of MKR's Borrowing Base or that Components Subsidiary's Borrowing Base, as applicable;

                    (v) after giving effect to such intercompany loan, the Borrower making such intercompany loan shall have a Modified Fixed Charge Coverage Ratio of at least 1.25 to 1.0 for the twelve calendar months most recently ended prior to the date such intercompany loan is made, and the Borrower making such intercompany loan shall have delivered to the Agent a compliance certificate demonstrating its compliance with the terms of this clause (v) and clause (iv) above; and

                    (vi) Borrowers shall have delivered to the Agent a current list of intercompany accounts outstanding; and

                    (vii) in no event shall the aggregate amount of all such intercompany loans owing by MKR to the Components Subsidiaries exceed six million dollars ($6,000,000) in the aggregate at any time; and

     (2) reimbursement of expenses incurred by MKR on behalf of any Components Subsidiary, provided that,

                    (i) such reimbursement shall be limited to actual out-of-pocket expenditures made by MKR for the benefit of the particular Components Subsidiary;

                    (ii) such reimbursement shall be for expenses incurred for the direct benefit of the particular Components Subsidiary consisting of legal, accounting, treasury, audit, insurance, pension or personnel services;

                    (iii) such reimbursement shall be allocated among the Components Subsidiaries to the extent determinable, based on the benefit received or expense incurred with respect to each Components Subsidiary and if not determinable,



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                    pro  rata  based  on  the  relative  sales  volume  of  each
                    Components Subsidiary; and

                    (iv) the aggregate amount of expenses incurred by MKR and reimbursed by the Components Subsidiaries during each Fiscal Year shall not exceed six million two hundred and fifty thousand dollars ($6,250,000).

         9.11 Transactions Affecting Collateral or Obligations. No Borrower and none of their Subsidiaries shall enter into any transaction which could have a Material Adverse Effect.

         9.12 Guaranties. No Borrower and none of their Subsidiaries shall make, issue, or become liable on any Guaranty, except Guaranties in favor of the Agent.

         9.13 Debt; Changes to Preferred Stock. (a) No Borrower nor any of their Subsidiaries shall incur or maintain any Debt, other than: (i) the Obligations;
(ii) trade payables and contractual obligations to suppliers and customers incurred in the ordinary course of business; (iii) other Debt existing on the Closing Date and reflected on Schedule 8.9; and (iv) Debt secured by Liens permitted under Section 9.19.

                  3(b) MKR shall not, in any event, change or amend the terms of the Preferred Stock (or any certificate of designations with respect thereto).

         9.14 Prepayment. No Borrower and none of their Subsidiaries shall (a) voluntarily prepay any Debt, except the Obligations in accordance with the terms of this Agreement or (b) exercise any right of optional redemption with respect to the Preferred Stock.

         9.15 Transactions with Affiliates. (a) No Borrower and none of their Subsidiaries shall, sell, transfer, distribute, or pay any money or property, including, but not limited to, any fees or expenses of any nature (including, but not limited to, any fees or expenses for management services), to any Affiliate, or lend or advance money or property to any Affiliate, or invest in (by capital contribution or otherwise) or purchase or repurchase any stock or indebtedness, or any property, of any Affiliate, or become liable on any Guaranty of the indebtedness, dividends, or other obligations of any Affiliate, except that (a) the Borrowers may make travel advances or other loans to their employees in connection with relocations provided that all such loans and advances are less than $75,000 in the aggregate and (b) the Components Subsidiaries may make payments to MKR (i) to satisfy MKR's Federal, state and local income tax obligations to the extent such obligations are the result of the net consolidated income of the Components Subsidiaries and their Subsidiaries being attributed to MKR for tax purposes, (ii) as permitted under
Section 9.10



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hereof or (iii) to pay such other  amounts as are  described  on Schedule  9.15.
Notwithstanding the foregoing, each Borrower and its Subsidiaries may engage in transactions with Affiliates in the ordinary course of business, in amounts and upon terms fully disclosed to the Agent in writing and the Lenders, and no less favorable to the Borrowers or such Subsidiary than would be obtained in a comparable arm's-length transaction with a third party who is not an Affiliate, and each Borrower shall guaranty the Obligations of each other Borrower hereunder.

                  (b) Without  limiting the  restrictions set forth in paragraph
(a) above, in addition, the Borrowers hereby agree that if at any time for any reason the Borrowers' Availability should fall below $4,000,000, then the Borrowers will immediately take any and all steps necessary to cause the aggregate amount of trade payables, accrued expenses and other obligations of any kind owed by MK Gain, S.A. de C.V. to the Borrowers (other than the Debt of MK Gain, S.A. de C.V. owed to the Borrowers and set forth on the Pro Forma) to be paid down to below $4,000,000 (U.S. Dollars) and in no instance will the amount of such accrued expenses, payables and obligations owed by MK Gain, S.A. de C.V. to the Borrowers ever be permitted to exceed $6,000,000 (U.S. Dollars).

         9.16 Investment Banking and Finder's Fees. No Borrower and none of their Subsidiaries shall pay or agree to pay, or reimburse any other party with respect to, any investment banking or similar or related fee, underwriter's fee, finder's fee, or broker's fee to any Person in connection with this Agreement. Each Borrower shall defend and indemnify the Agent and the Lenders against and hold them harmless from all claims of any Person for any such fees, and all costs and expenses (including without limitation, attorneys' fees) incurred by the Agent and/or any Lender in connection therewith.

         9.17     Management Compensation.  Intentionally omitted.

         9.18 Business Conducted. No Borrower shall or shall permit any of its Subsidiaries to, engage directly or indirectly, in any line of business other than the businesses in which such Borrower or such subsidiary is engaged on the Closing Date.

         9.19 Liens. Except as set forth on Schedule 9.19 hereto, no Borrower and none of their Subsidiaries shall create, incur, assume, or permit to exist any Lien on any property now owned or hereafter acquired by any of them, except
(a) Permitted Liens, (b) Liens created after the date hereof by conditional sale or other title retention agreements (including, without limitation, Capital Leases) or in connection with purchase money indebtedness with respect to properties acquired by any Borrower or any of their Subsidiaries in the ordinary course of business, involving the incurrence of an aggregate amount of purchase money indebtedness



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and  obligations  (whether  or not then due or paid)  in  connection  with  such
Capital Leases of not more than Three Million Dollars ($3,000,000) outstanding at any one time for all such Liens (provided that such Liens attach only to the assets subject to such purchase money debt or Capital Lease and such Debt is incurred within twenty (20) days following such purchase of such assets and does not exceed 100% of the purchase price of the subject assets, (c) Liens created on certain of MKR's cash after the Closing Date to the extent such cash has been deposited as cash collateral in favor of a third party bank or financial institution other than BABC or a Lender (the "Other L/C Issuer") to secure the reimbursement obligations of MKR to such Other L/C Issuer in connection with its issuance of a letter of credit for the account of MKR, provided that (i) such letter of credit is in favor of the issuer of a performance bond on behalf of MKR, (ii) the maximum stated amount of all such letters of credit does not exceed $7,500,000, (iii) the obligations and liabilities of MKR with respect to all such letters of credit are non recourse to MKR except to the extent of the cash collateral securing the obligations to such Other L/C Issuer and (iv) Agent has reviewed all documentation in connection with such letters of credit of any Other L/C Issuer and acknowledged in writing that such documentation is in form and substance reasonably acceptable to Agent, (d) Liens created on certain of MKR's inventory at its Boise, Idaho facility in favor of PTRA that is providing inventory financing to MKR in connection with the PTRA Contract provided that
(i) the Agent (on behalf of the Lenders), MKR and PTRA shall have entered into an intercreditor agreement in form and substance acceptable to the Agent (the "PTRA Intercreditor") which, among other things, shall define the limited nature of PTRA's Lien on MKR's inventory and identify all documentation and agreements related to the PTRA Contract and PTRA Indebtedness, (ii) the maximum principal amount of PTRA Indebtedness shall not at any time exceed $20,000,000 and the interest rate, fees and other terms and conditions of the PTRA Indebtedness shall be acceptable to the Agent, (iii) the Lien in favor of PTRA shall only apply to specific locomotives which are being reconstructed under the PTRA Contract and certain other raw materials, spare parts and work in process inventory that is not attached to and made a part of the locomotives under reconstruction, but is necessary to the reconstruction of such locomotives and is identified in the PTRA Intercreditor and (iv) all locomotives and locomotive cores being pledged to PTRA shall first be identified to the Agent by written notice listing the model, road number and serial number, and (e) Liens created on certain of MKR's inventory at its Boise, Idaho facility in favor of HBTC that is providing inventory financing to MKR in connection with the HBTC Contract provided that (i) the Agent (on behalf of the Lenders), MKR and HBTC shall have entered into an intercreditor agreement in form and substance acceptable to the Agent (the "HBTC Intercreditor") which, among other things, shall define the limited nature of HBTC's Lien on MKR's inventory



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and identify all documentation  and agreements  related to the HBTC Contract and
HBTC Indebtedness, (ii) the maximum principal amount of HBTC Indebtedness shall not at any time exceed $7,000,000 and the interest rate, fees and other terms and conditions of the HBTC Indebtedness shall be acceptable to the Agent, (iii) the Lien in favor of HBTC shall only apply to specific locomotives which are being reconstructed under the HBTC Contract and certain other raw materials, spare parts and work in process inventory that is not attached to and made a
part  of  the  locomotives  under  reconstruction,   but  is  necessary  to  the
reconstruction of such locomotives and is identified in the HBTC Intercreditor and (iv) all locomotives and locomotive cores being pledged to HBTC shall first be identified to the Agent by written notice listing the model, road number and serial number.

         9.20 Sale and Leaseback Transactions. No Borrower and none of their Subsidiaries shall, directly or indirectly, enter into any arrangement with any Person providing for such Borrower or such Subsidiary to lease or rent property that such Borrower or such Subsidiary has sold or will sell or otherwise transfer to such Person, except sale-leasebacks of locomotives in the ordinary course of MKR's business which are otherwise in compliance with Section 9.24.

         9.21 New Subsidiaries; Motive Power. No Borrower shall, directly or indirectly, organize, create, acquire or permit to exist any Subsidiary other than those listed on Schedule 8.5. MCM Transportation Co., a Pennsylvania corporation, is a wholly-owned Subsidiary of Motor Coils and (i) is not currently conducting business or business operations, (ii) shall not restart operations without the written consent of Agent, and (iii) has no assets or liabilities of any kind; provided, however, that MKR shall be permitted to form a new wholly-owned Subsidiary (which Subsidiary will not be a Borrower under this Agreement) to be called Motive Power International, Inc., a Delaware corporation ("Motive"), solely to act as a foreign distribution agent on behalf of MKR on the condition that (i) Motive shall guaranty the Obligations pursuant to a guaranty agreement in form and substance acceptable to the Agent, (ii) all of the capital stock and assets of Motive shall be pledged in favor of the Agent, on behalf of the Lenders, pursuant to security agreements, stock pledge agreements, documents, UCC financing statements and other filings in form and substance acceptable to the Agent and granting the Agent (on behalf of the Lenders) a first and prior perfected security interest in such assets and stock,
(iii) MKR has provided the Agent with a certificate from its chief financial officer or treasurer containing a description of Motive's proposed business and operations including, without limitation, information on Motive's employees, assets and any receivables or inventory it will have as well as where it proposes to conduct business and the costs and charges of such services to MKR, which costs and charges must be



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reasonable  and not be greater than those that would  otherwise be charged by an independent entity that entered into such transaction with MKR on an arms length basis. The Borrowers hereby agree that (A) no Borrower shall be permitted to make any intercompany loans, contributions, advances or payments of any kind to Motive (other than payments to Motive to cover Motive's actual out of pocket costs for services rendered by Motive which payments are made strictly in accordance with the description of Motive's business provided to the Agent under clause (iii) above) and (B) prior to the time Motive begins operations or business of any kind, MKR will receive the written consent of the Agent acknowledging that the requirements of this Section 9.21 and any other requirements reasonably requested by Agent have been completed to Agent's satisfaction.

         9.22     Fiscal Year.  No Borrower shall change its Fiscal Year.

         9.23 Capital Expenditures. No Borrower and none of their Subsidiaries shall make or incur any Capital Expenditure if, after giving effect thereto, the aggregate amount of all Capital Expenditures by the Borrowers and their Subsidiaries on a consolidated basis would exceed: $7,500,000 during Fiscal Year 1996; $11,000,000 during Fiscal Year 1997; and $12,000,000 during Fiscal Year 1998 and each Fiscal Year thereafter.

         9.24 Operating Lease Obligations. No Borrower and none of their Subsidiaries shall enter into, or suffer to exist, any lease of real or personal property as lessee or sublessee (other than a Capital Lease), if, after giving effect thereto, the aggregate amount of Rentals (as hereinafter defined) payable by the Borrowers and their Subsidiaries on a consolidated basis in any Fiscal Year in respect of such lease and all other such leases would exceed the sum of
(a) Seven Million Five Hundred Thousand Dollars ($7,500,000) plus (b) the annual Rentals on any lease ("Master Lease") by MKR of any locomotives for which MKR has also entered into a sublease where MKR is the lessor of such locomotive and such sublease has an effective and valid lease term which runs until after the Stated Termination Date or runs coterminous with the term of the Master Lease (such amount being referred to herein as "Permitted Rentals"). The term "Rentals" means all payments due from the lessee or sublessee under a lease, including, without limitation, basic rent, percentage rent, property taxes, utility or maintenance costs, and insurance premiums.

         9.25 Debt Ratio. The Borrowers will not permit the ratio of Debt to Adjusted Tangible Net Worth ("Debt Ratio") to exceed 2.0 to 1.0, measured as of the last day of each Fiscal Quarter through the Fiscal Quarter Ending in June 1997, and (b) 1.5 to 1.0 measured as of the last day of each Fiscal Quarter thereafter.




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         9.26 Current Ratio.  The Borrowers will not permit the ratio of Current
Assets to Current Liabilities to be less than 1.2 to 1.0, measured as of the last day of each Fiscal Quarter.

         9.27 Adjusted Tangible Net Worth. The Borrowers will maintain an Adjusted Tangible Net Worth of at least the following amounts, determined as of the last day of the respective Fiscal Quarters set forth below:

Adjusted Tangible Net Worth                  Fiscal   Quarter  Ending
- ---------------------------                 ---------------------------

     $  52,500,000                                September,   1996

     $  57,000,000                                December,  1996

     $  61,000,000                                March,  1997

     $  64,500,000                                June, 1997

     $  67,500,000                                September,  1997

     $  71,000,000                                December, 1997

     $  76,000,000                                March, 1998

     $  81,500,000                                June, 1998

     $  86,500,000                                September, 1998

     $  92,000,000                                December, 1998

     $  97,000,000                                March, 1999

     $ 102,500,000                                June, 1999

     $ 107,500,000                                September 1999
                                                  and thereafter


; provided, however, that each of the Adjusted Tangible Net Worth numbers above shall be increased by an amount equal to Ninety percent (90%) of (a) the gain attributable to any asset sale (other than sales of Inventory in the ordinary course) approved by the Agent in writing (b) any gain attributable to the repurchase of the Subordinated Debt on the Closing Date, all such gain to be determined according to GAAP.

         9.28 Fixed Charges Coverage Ratio. (a) The Borrowers, on a consolidated basis, will maintain a Fixed Charges Coverage Ratio, of at least the following respective amounts, measured as of the last day of the respective Fiscal Quarters set forth below:



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Fixed Charges                                Measurement Period Ended on
Coverage Ratio                               the Last Day of Fiscal Quarter
- --------------                               ------------------------------

1.25:1.00                                     September and December, 1996

1.35:1.00                                     Last day of each Fiscal
                                              Quarter thereafter

                  (b) Each of Touchstone, Motor Coils, MKES, and Power Parts, on an individual basis, will maintain a Fixed Charges Coverage Ratio of at least
1.25 to 1.0, measured as of the last day of each Fiscal Quarter.

                  Measurements as of the last day of each Fiscal Quarter shall be for the four Fiscal Quarters ended on the last day of each of the respective Fiscal Quarters.

         9.29 Use of Proceeds. No Borrower shall, or shall suffer or permit any of its Subsidiaries to, use any portion of the Loan proceeds, directly or indirectly, (i) to purchase or carry Margin Stock, (ii) to repay or otherwise refinance indebtedness of any Borrower or others incurred to purchase or carry Margin Stock, (iii) to extend credit for the purpose of purchasing or carrying any Margin Stock, or (iv) to acquire any security in any transaction that is subject to Section 13 or 14 of the Exchange Act.

         9.30 Further Assurances; Acceptance of Citibank L/C. Each Borrower shall execute and deliver, or cause to be executed and delivered, to the Agent and/or the Lenders such documents and agreements, and shall take or cause to be taken such actions, as the Agent or any Lender may, from time to time, request to carry out the terms and conditions of this Agreement and the other Loan Documents. MKR further agrees that promptly after the Closing Date it shall use commercially reasonable efforts to have the letter of credit issued by Citibank N.A., Buenos Aires Argentina, to secure the payment of the Eligible Argentine Notes accepted by Citibank N.A. in New York pursuant to an acceptance agreement in form and substance acceptable to the Agent.

         9.31 Restructure Costs. The Borrowers will not permit the 1995 Restructure to exceed in the aggregate $42,000,000.


                                   ARTICLE 10

                              CONDITIONS OF LENDING




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



         10.1 Conditions Precedent to Making of Loans on the Initial Closing Date. Borrowers hereby acknowledge that the obligation of BABC, as lender under the Existing Loan Agreement, to make the initial Revolving Loan pursuant to the Existing Loan Agreement was, in addition to the conditions precedent specified in Section 10.2 below, subject to satisfaction of the conditions set forth below, prior to or concurrent with the initial funding thereof (except as such conditions were waived by the Agent on the Initial Closing Date or the time for performance or delivery was extended or modified pursuant to the terms of that certain Post-Closing Agreement entered into on such date):

                  (a) The Existing Loan Agreement and the other Loan Documents had been executed by each party thereto and each Borrower performed and complied with all covenants, agreements and conditions contained therein and in the other Loan Documents which were required to be performed or complied with by such Borrower before or on such Initial Closing Date.

                  (b) After making the Revolving Loans on the Initial Closing Date (including such Revolving Loans made to finance the closing fee due on such date as reimbursement for fees, costs and expenses then payable under the Existing Loan Agreement) and with all their obligations current, MKR's Availability was equal to 10% or more of MKR's Borrowing Base immediately prior to the making of such Revolving Loans and each Components Subsidiary's
Availability equaled or exceeded 10% or more of that Components Subsidiary's Borrowing Base immediately prior to the making of such Revolving Loans.

                  (c) All representations and warranties made in the Loan Documents were true and correct as of the Initial Closing Date as if made on such date.

                  (d) No Default or Event of Default existed on the Initial Closing Date after giving effect to the Loans to be made on such date.

                  (e) The Agent and the Lenders received such opinions of counsel for each Borrower and its Subsidiaries (including ICC counsel)as the Agent or any Lender requested, each such opinion was in form, scope, and substance satisfactory to the Agent, the Lenders, and their respective counsel.

                  (f) The Agent and the Lenders received title policies, in form and substance acceptable to Agent, with respect to the Mortgages.

                  (g)      The Agent received:




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



                           (I)   acknowledgment   copies  of  proper   financing
statements, duly filed on or before the Initial Closing Date under the UCC of all jurisdictions that the Agent deemed necessary or desirable in order to perfect the Agent's Lien; and

                           (II) duly executed UCC-3  Termination  Statements and
other instruments, in form and substance satisfactory to the Agent, as were necessary to terminate and satisfy all Liens on the Property of each Borrower and its Subsidiaries except Permitted Liens.

                  (h) Each Borrower had paid all fees and expenses of the Agent and the Attorney costs incurred in connection with any of the Loan Documents and the transactions contemplated thereby.

                  (i)  The  Agent  received   evidence,   in  form,  scope,  and
substance, reasonably satisfactory to the Agent, of all insurance coverage as required by the Existing Loan Agreement.

                  (j) The Agent and the Lenders had an opportunity to examine the books of account and other records and files of the Borrowers and to make copies thereof, and to conduct a pre-closing audit which included, without limitation, verification of Inventory, Accounts, and Availability, MKR's Availability and each Component Subsidiary's Availability and the results of such examination and audit were satisfactory to the Agent and the Lenders in all respects.

                  (k) All proceedings taken in connection with the execution of the Existing Loan Agreement, all other Loan Documents and all documents and papers relating thereto was satisfactory in form, scope, and substance to the Agent and the Lenders.

                  (l) The Agent received a separate security agreement regarding all locomotives owned by MKR and all leases of such locomotives and such security agreement was filed with and accepted by the Interstate Commerce Commission in the USA and with the Registrar General of Canada pursuant to the Railway Act of Canada (R.S.C. 1985).

                  (m) MKR delivered to the Agent true copies of all agreements to which it is a party providing for progress payments, surety or performance bonds and financial penalties for failure to complete.

                  (n) Each Memorandum of Understanding was executed and delivered by all parties thereto in the form delivered to the Agent prior to the date hereof; the preferred stock issued or to be issued by MKR pursuant to the Memoranda of Understanding had the rights and preferences set forth in Schedule 10.1(n); and MK Rail certified that it knew of no facts that would be reasonably likely



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



to cause the Stockholders Litigation to which MK Rail is a party not to be settled in accordance with the terms set forth in the Memoranda of Litigation.

                  (o) All intercompany indebtedness of MKR owing to Morrison Knudsen Corporation, an Ohio corporation was evidenced by unsecured promissory notes in an amount not to exceed $52,200,000, payable over not less than five years in maximum aggregate payments no greater than $10,440,000 per year, bearing interest and otherwise having terms acceptable to the Lenders.

                  (p) The Subordinated Debt was subordinated in right of payment to the Obligations pursuant to a Subordination Agreement on terms satisfactory to the Lenders, which in any event does not require annual payments of principal and interest except in accordance with Section 9.13.

                  (q) Inventory Appraisal, including locomotive appraisal.

                  (r) No Material Adverse Effect had occurred since March 31, 1995 and the Borrowers' financial performance met or exceeded results of operations contained in the Projections dated May 30, 1995 delivered to the Agent.

                  (s) The Agent received landlord, mortgagee, warehousemen or consignee waivers as to all Inventory located at any site not owned by a Borrower.

                  (t) No action suit investigation or proceeding was pending or threatened before any court, Governmental Authority or arbitrator that could in the Agent's judgment have had a Material Adverse Effect or challenged, seeked to enjoin or seeked to impose restrictions upon the transactions contemplated hereby.

                  (u) The Agent received a pro forma consolidated and consolidating balance sheet of the Borrowers dated as of the Initial Closing Date which reflects no material changes from the most recent pro forma balance sheet delivered to the Agent prior to the Initial Closing Date.

                  (v) MKR delivered to the Agent a stock pledge agreement, together with share certificates representing all of the outstanding capital stock of each Components Subsidiary and stock powers endorsed in blank.

                  (w) The Borrowers delivered to the Agent all of the additional closing documents listed on Exhibit D to the Existing Loan Agreement.

                  (x) The Borrowers had an Adjusted Tangible Net Worth as of the last day of the most recent Fiscal Month preceding the Initial Closing Date of at least $88,529,000.

         The acceptance by any Borrower of any Loans made on the Initial Closing Date was deemed to be a representation and warranty made by all Borrowers to the effect that all of the conditions precedent to the making of such Loans have been satisfied, with the same effect as delivery to the Agent and the Lenders of a certificate signed by the a Responsible Officer of each Borrower, dated the Initial Closing Date, to such effect.

         Execution and delivery to the Agent by a Lender of a counterpart to the Existing Loan Agreement was deemed confirmation by such Lender that (i) all conditions precedent in this Section 10.1 had been fulfilled to the satisfaction of such Lender and (ii) the decision of such Lender to execute and deliver to the Agent an executed counterpart to the Existing Loan Agreement was made by such Lender independently and without reliance on the Agent or any other Lender as to the satisfaction of any condition precedent set forth in Section 10.1 of the Existing Loan Agreement.

         10.2 Conditions Precedent to Each Loan. The obligation of the Lenders to make each Loan, including the initial Revolving Loans and Term Loan on the Closing Date, and the obligation of the Agent to take reasonable steps to cause to be issued any Letter of Credit and the obligation of the Lenders to participate in Letters of Credit, shall be subject to the further conditions precedent that on and as of the date of any such extension of credit:

                  (a) the following statements shall be true, and the acceptance by any Borrower of any extension of credit shall be deemed to be a statement to the effect set forth in clauses (i) and (ii), with the same effect as the delivery to the Agent and the Lenders of a certificate signed by a Responsible Officer, dated the date of such extension of credit, stating that:

                  (b) The representations and warranties contained in this Agreement and the other Loan Documents are correct in all material respects on and as of the date of such extension of credit as though made on and as of such date, except to the extent the Agent and the Lenders have been notified by MKR that any representation or warranty is not correct and the Majority Lenders have explicitly waived in writing compliance with such representation or warranty; and

                  (i) No event has occurred and is continuing, or would result from such extension of credit, which constitutes a Default or an Event of Default; and

                  (c) without limiting Section 10.3 (e), the amount of the Availability, MKR's Availability and each Components Subsidiary's Availability, shall be sufficient to permit the making of such Revolving Loan, provided, however, that the foregoing conditions precedent are not conditions to each Lender participating in or reimbursing BABC or the Agent for such Lenders' Pro Rata Share of any BABC Loan or Agent Advance as provided in Sections 2.1(h), (i) and (j).

         10.3     Conditions to this Agreement.

         The obligations of the Agent and each Lender to enter into this Agreement are subject to prior or concurrent satisfaction of the conditions precedent set forth below.

         (a) No Default or Event of Default. No event shall have occurred and be continuing that constitutes an Event of Default or a Default under the Existing Loan Agreement or under this Agreement.

         (b) Performance of Agreements. Each Borrower shall have performed in all material respects all agreements and satisfied all conditions which any Loan Document provides shall be performed by it on or before the Closing Date.

         (c) Borrower Documents. On or before the Closing Date, Borrower shall (unless delivery thereof is waived by the Agent in its sole discretion) deliver or cause to be delivered to Agent the documents listed below, each, unless otherwise noted, dated the date hereof, duly executed, in form and substance reasonably satisfactory to Agent and in quantities designated by Agent (except for the Term Loan Notes, of which only the originals shall be signed):

                  (1) Agreement; Notes. This Agreement, the Term Loan Notes and the amendment and restatement of any other Loan Documents as the Agent may reasonably request.

                  (2) Disclosure Schedules. The schedules to this Agreement shall have been revised in form and substance acceptable to the Agent.

                  (3) Officer's Certificate. A certificate executed by the chief executive officer, chief financial officer or treasurer of each Borrower, stating that, on the date hereof, (a) prior to giving effect to this Agreement, no Default or Event of Default has occurred and is continuing under the Existing Loan Agreement and, after giving effect to this Agreement, no Default or Event of Default has occurred and is continuing hereunder; (b) no material adverse change in the Collateral, financial condition or operations of the business of any Borrower or any of their Subsidiaries has occurred since August 31, 1995; (c) prior to giving effect to this Agreement, the representations and warranties set forth in Section 8 of the Existing Loan Agreement are true and correct in all material respects as though made on and as of the date hereof and, after giving effect to this Agreement, the representations and warranties set forth in Section 8 of this Agreement are true and correct in all material respects; and (d) each Borrower is in compliance with all the terms and provisions set forth in the Existing Loan Agreement and in this Agreement on its part to be observed and performed.

                  (4) Modifications of Mortgages, Title Insurance. Modifications of Mortgages executed under the Existing Loan Agreement together with: (a) date down endorsements to the title insurance policies delivered in connection with the Mortgages; and (b) evidence that counterparts of the mortgages have been recorded in all places to the extent necessary or desirable, in the judgment of Agent, to create a valid and enforceable first priority lien (subject to Permitted Encumbrances) on each mortgaged property in favor of Agent for the benefit of Lenders (or in favor of such other trustee as may be required or desired under local law).

                  (5) Insurance Policies and Endorsements. Copies of policies of insurance required to be maintained under this Agreement together with endorsements satisfactory to Agent naming Agent as loss payee or additional insured (as required by Subsection 9.5) under such policies.

                  (6) Resolutions. Resolutions of the Board of Directors of each Borrower approving and authorizing, as applicable, the execution, delivery and performance of the Loan Documents to which such Borrower is to be a party. All of the above will be certified as of the date hereof by each Borrower's corporate secretary or an assistant secretary as being in full force and effect without modification or amendment.

                  (7) Incumbency Certificates. Signature and incumbency certificates of the officers of each Borrower executing the Loan Documents together with a representation that the copies of the Certificates or Articles of Incorporation and By-Laws of such Person as delivered in connection with the closing of the Existing Loan Agreement remain in full force and effect and have not been amended.

                  (8) Subsidiary Guaranty. Alert Mfg. & Supply Co. and any other Subsidiaries of any Borrower (other than MK Gain and MCM Transportation Co.) shall have executed a Guaranty in form and substance acceptable to the Agent, in favor of the Agent, on behalf of the Lenders.

                  (9) Borrowers' Counsel opinion. The favorable written opinion, in form and substance reasonably satisfactory to Agent and its counsel, dated as of the Closing Date, of Doepken Keevican & Weiss, counsel to the Borrowers, in form and substance acceptable to the Agent, including an opinion that the transactions contemplated hereby do not violate the terms of or require a redemption of the Preferred Stock, together with such local counsel opinions as the Agent shall reasonably require.

                  (10) Tax Opinion from Accountants. A written opinion from Deloitte & Touche (or another accounting or legal firm acceptable to the Agent) in favor of MKR and the Agent (on behalf of the Lenders) and in form and substance reasonably acceptable to the Agent, which shall include customary and reasonable assumptions and qualifications, indicating that the repayment of the Subordinated Debt pursuant to the terms and conditions in the Note Cancellation and Restructuring Agreement will not result in any cancellation of indebtedness income or tax liability to the Borrowers for Federal Income tax purposes, except to the extent that such tax liability is completely offset by net operating loss deductions (including carry forwards) then available to the Borrowers.

                  (11) Stockholder Litigation. Evidence satisfactory to the Agent that (i) the Stockholder Litigation has been settled and such settlement has been confirmed by orders of the applicable trial court on the terms set forth in the Memoranda of Understanding, and (ii) that holders of no more than 10% of any class of securities affected thereby have elected to "opt out" of the settlement as confirmed.

                  (12) Subordinated Debt. A certified copy of an escrow agreement or other arrangement acceptable to the Agent related to the Subordinated Debt among all parties as deemed necessary by the Agent obligating the escrow agent or other party thereunder to mark the note evidencing the Subordinated Debt cancelled upon payment into the escrow account thereunder or to such other Person as is acceptable to the Agent of $34,500,000 (plus interest on $6,900,000 of principal beginning as of June 20, 1996) in immediately available funds in accordance with the Note Cancellation and Restructuring Agreement.

                  (13) Additional Documents. The Borrowers shall have delivered to the Agent (unless waived by the Agent in its sole discretion) in form acceptable to the Agent all of the additional closing documents listed on Exhibit D hereto.

         (d)  Other  Documents.   Borrowers  shall  have  delivered  such  other
documents as the Agent may reasonably request.

         (e) Availability. After making the Revolving Loans and the Term Loan on the Closing Date (including such Revolving Loans made to finance the Closing Fee due on such date) and assuming that the Subordinated Debt has been repaid in full and all the Borrowers' obligations including trade payables are current and paid in full as of the Closing Date, the Borrowers' Availability shall be at least $7,000,000.

         The acceptance by any Borrower of any Loans made on the Closing Date shall be deemed to be a representation and warranty made by all Borrowers to the effect that all of the conditions precedent to the making of such Loans have been satisfied, with the same effect as delivery to the Agent and the Lenders of a certificate signed by the a Responsible Officer of each Borrower, dated the Closing Date, to such effect.

         Execution and delivery to the Agent by a Lender of a counterpart to this Agreement shall be deemed confirmation by such Lender that (i) all conditions precedent in this Section 10.1 have been fulfilled to the satisfaction of such Lender and (ii) the decision of such Lender to execute and deliver to the Agent an executed counterpart to this Agreement was made by such Lender independently and without reliance on the Agent or any other Lender as to the satisfaction of any condition precedent set forth in this Section 10.1.

                                   ARTICLE 11

                                DEFAULT; REMEDIES

         11.1 Events of Default. It shall constitute an event of default ("Event of Default") if any one or more of the following shall occur for any reason:

                  (a) any failure to pay the principal of or premium on any of the Obligations when due or to pay any interest within three (3) days of the date when due, in any case whether upon demand or otherwise;

                  (b) any representation or warranty made by any Borrower in this Agreement or by such Borrower or any of its Subsidiaries in any of the other Loan Documents, any Financial Statement, or any certificate furnished by any Borrower or any of its Subsidiaries at any time to the Agent or any Lender shall prove to be untrue in any material respect as of the date on which made or furnished;

                  (c) (i) any default shall occur in the observance or performance of any of the covenants or agreements contained in any of Sections 6.6, 9.2, 9.5, 9.31 or 9.9 through 9.29 of this Agreement; (ii) any default shall occur in the observance or performance of any other covenants or agreements contained in this

Agreement, any other Loan Documents, or any other agreement entered into at any time to which any Borrower or any Subsidiary thereof and the Agent or any Lender are party and shall continue for twenty (20) days or more following notice thereof from the Agent to MKR; or (iii) if any such agreement or document shall terminate (other than in accordance with its terms or the terms hereof or with the written consent of the Agent and the Majority Lenders) or become void or unenforceable, without the written consent of the Agent and the Majority Lenders;

                  (d) default shall occur with respect to any Debt for borrowed money (other than the Obligations) in an outstanding principal amount which exceeds, in the aggregate for all such Debt with respect to which default shall have occurred, $500,000, or under any agreement or instrument under or pursuant to which any such Debt or indebtedness may have been issued, created, assumed, or guaranteed by any Borrower or any of its Subsidiaries, and such default shall continue for more than the period of grace, if any, therein specified, if the effect thereof (with or without the giving of notice or further lapse of time or both) is to accelerate, or to permit the holders of any such Debt or indebtedness to accelerate, the maturity of any such Debt; or any such Debt or indebtedness shall be declared due and payable or be required to be prepaid (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof;

                  (e) any Borrower or any of its Subsidiaries shall (i) file a voluntary petition in bankruptcy or file a voluntary petition or an answer or otherwise commence any action or proceeding seeking reorganization, arrangement or readjustment of its debts or for any other relief under the federal Bankruptcy Code, as amended, or under any other bankruptcy or insolvency act or law, state or federal, now or hereafter existing, or consent to, approve of, or acquiesce in, any such petition, action or proceeding; (ii) apply for or acquiesce in the appointment of a receiver, assignee, liquidator, sequestrator, custodian, trustee or similar officer for it or for all or any part of its property; (iii) make an assignment for the benefit of creditors; or (iv) be unable generally to pay its debts as they become due;

                  (f) an involuntary petition shall be filed or an action or proceeding otherwise commenced seeking reorganization, arrangement or readjustment of the debts of any Borrower or any of its Subsidiaries or for any other relief under the federal Bankruptcy Code, as amended, or under any other bankruptcy or insolvency act or law, state or federal, now or hereafter existing and either (i) such petition, action or proceeding shall not have been dismissed within a period of sixty (60) days after its commencement or (ii) an order for relief against any Borrower or such Subsidiary shall have been entered in such proceeding;




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



                  (g) a receiver, assignee, liquidator, sequestrator, custodian, trustee or similar officer for any Borrower or any of its Subsidiaries or for all or any part of its property shall be appointed or a warrant of attachment, execution or similar process shall be issued against any part of the property of such Borrower or any of its Subsidiaries;

                  (h) any Borrower or any of its Subsidiaries shall file a certificate of dissolution under applicable state law or shall be liquidated, dissolved or wound-up or shall commence or have commenced against it any action or proceeding for dissolution, winding-up or liquidation, or shall take any corporate action in furtherance thereof;

                  (i) all or any material part of the property of any Borrower or any of its Subsidiaries shall be nationalized, expropriated or condemned, seized or otherwise appropriated, or custody or control of such property or of such Borrower or such Subsidiary shall be assumed by any Governmental Authority or any court of competent jurisdiction at the instance of any Governmental Authority, except where contested in good faith by proper proceedings diligently pursued where a stay of enforcement is in effect;

                  (j) any guaranty of the Obligations shall be terminated, revoked or declared void or invalid;

                  (k) one or more final, non-appealable judgments or orders for the payment of money aggregating in excess of $250,000, which amount shall not be fully covered by insurance, shall be rendered against any Borrower or any of its Subsidiaries;

                  (l) any loss, theft, damage or destruction of any item or items of Collateral or other property of any Borrower or any Subsidiary occurs which (i) materially and adversely affects the property, business, operation, prospects, or condition of any Borrower or any of its Subsidiaries; or (ii) is material in amount and is not adequately covered by insurance;

                  (m)      there occurs a Material Adverse Effect;

                  (n) there is filed against any Borrower or any of its Subsidiaries any civil or criminal action, suit or proceeding under any federal or state racketeering statute (including, without limitation, the Racketeer Influenced and Corrupt Organization Act of 1970), which action, suit or proceeding (1) is not dismissed within one hundred twenty (120) days, and (2) could result in the confiscation or forfeiture of any material portion of the Collateral;




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                  (o) for any reason other than the failure of the Agent to take any action available to it to maintain perfection of the Agent's Liens, pursuant to the Loan Documents, any Loan Document ceases to be in full force and effect or any Lien with respect to any material portion of the Collateral intended to be secured thereby ceases to be, or is not, valid, perfected and prior to all other Liens (other than Permitted Liens) or is terminated, revoked or declared void;

                  (p) an ERISA Event shall occur with respect to a Pension Plan or Multi-employer Plan which has resulted or could reasonably be expected to result in liability of any Borrower under Title IV of ERISA to the Pension Plan, Multi-employer Plan or the PBGC in an aggregate amount in excess of $250,000;
(ii) the aggregate amount of Unfunded Pension Liability among all Pension Plans at any time exceeds $250,000; or (iii) any Borrower or any ERISA Affiliate shall fail to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of $250,000;

                  (q) there occurs a Change of Control;

                  (r) any default, violation or breach shall occur in any covenants or agreements contained in any lease documents pursuant to which MKR leases locomotives from any other Person, and such locomotive lease shall be terminated, or such default, violation or breach shall continue, for more than the applicable grace period (and shall not have been waived in writing), and shall give the lessor thereunder the right to terminate such locomotive lease or otherwise bring suit of any kind against MKR for injunctive relief, damages or other penalties or costs of any kind;

                  (s) (i) the Stockholder Litigation to which MKR is a party is or was settled on terms other than those set forth in the Memoranda of Understanding, or

             (ii) the applicable trial court holds confirmation hearings regarding the Stockholder Litigation to which MKR is a party and does or did not enter an order or orders confirming the settlement of such Stockholder Litigation on the terms set forth in the Memoranda of Understanding, or

            (iii) settlements of the Stockholder Litigation to which MKR is a party are or were not confirmed by orders of the applicable trial court on the terms set forth in the Memoranda of Understanding on or before June 30, 1996 for any reason, or

             (iv) settlements of the Stockholder Litigation to which MKR is a party are or were confirmed by orders of the applicable trial court on or before June 30, 1996 but holders



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         of more than 10% of any class of securities affected thereby elect or elected to "opt out" of the settlements so confirmed, or

                  (v) any of the Memoranda of Understanding are terminated by any party thereto for any reason, or

             (vi) If the funding requirements (meaning the requirements of the parties to deposit cash and securities) of MKR, Morrison Knudsen Corporation or The Fidelity and Casualty Company of New York to fund the various escrow accounts or joint accounts as set forth in the Memoranda of Understanding have not been satisfied in full to the satisfaction of Agent on or before October 30, 1995; or

                  (t) any violation, breach or default of any kind shall occur under the PTRA Contract or any other documents executed in connection therewith or the obligation of PTRA to make "Construction Advances" (as defined in the PTRA Contract) shall be suspended for any reason; or (u) any violation, breach or default of any kind shall occur under the HBTC Contract or any other documents executed in connection therewith or the obligation of HBTC to make "Construction Advances" (as defined in the HBTC Contract) shall be suspended for any reason.

         11.2 Remedies. (a) If a Default or an Event of Default exists, the Agent may, in its discretion, and shall, at the direction of the Majority Lenders, do one or more of the following at any time or times and in any order, without notice to or demand on the Borrowers: (i) reduce the Maximum Revolver Amount, or the advance rates against Eligible Accounts, Eligible Inventory and/or other eligible Collateral used in computing Availability, MKR's Availability or any Component Subsidiary's Availability or reduce one or more of the other elements used in computing Availability, MKR's Availability or any Components Subsidiary's Availability; (ii) restrict the amount of or refuse to make Revolving Loans; and (iii) restrict or refuse to arrange for Letters of Credit. If an Event of Default exists, the Agent shall, at the direction of the Majority Lenders, do one or more of the following, in addition to the actions described in the preceding sentence, at any time or times and in any order, without notice to or demand on any Borrower: (a) terminate the Commitments and this Agreement; (b) declare any or all Obligations to be immediately due and payable; provided, however, that upon the occurrence of any Event of Default described in Sections 11.1(e), 11.1(g), or 11.1(h), the Commitments shall automatically and immediately expire and all Obligations shall automatically become immediately due and payable without notice or demand of any kind; and (c) pursue its other rights and remedies under the Loan Documents and applicable law.




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                  (b) If an Event of Default  exists:  (i) the Agent  shall have for the benefit of the Lenders, in addition to all other rights of the Agent and the Lenders, the rights and remedies of a secured party under the UCC; (ii) the Agent may, at any time, take possession of the Collateral and keep it on the applicable Borrower's premises, at no cost to the Agent or any Lender, or remove any part of it to such other place or places as the Agent may desire, or the Borrowers shall, upon the Agent's demand, at the Borrowers' cost, assemble the Collateral and make it available to the Agent at a place reasonably convenient to the Agent; and (iii) the Agent may sell and deliver any Collateral at public or private sales, for cash, upon credit or otherwise, at such prices and upon such terms as the Agent deems advisable, in its sole discretion, and may, if the Agent deems it reasonable, postpone or adjourn any sale of the Collateral by an announcement at the time and place of sale or of such postponed or adjourned sale without giving a new notice of sale. Without in any way requiring notice to be given in the following manner, the Borrowers agree that any notice by the Agent of sale, disposition or other intended action hereunder or in connection herewith, whether required by the UCC or otherwise, shall constitute reasonable notice to the Borrowers if such notice is mailed by registered or certified mail, return receipt requested, postage prepaid, or is delivered personally against receipt, at least five (5) Business Days prior to such action to the MKR's address specified in or pursuant to Section 15.8. If any Collateral is sold on terms other than payment in full at the time of sale, no credit shall be given against the Obligations until the Agent or the Lenders receive payment, and if the buyer defaults in payment, the Agent may resell the Collateral without further notice to any Borrower. In the event the Agent seeks to take possession of all or any portion of the Collateral by judicial process, each Borrower irrevocably waives: (a) the posting of any bond, surety or security with respect thereto which might otherwise be required; (b) any demand for possession prior to the commencement of any suit or action to recover the Collateral; and (c) any requirement that the Agent retain possession and not dispose of any Collateral until after trial or final judgment. Each Borrower agrees that the Agent has no obligation to preserve rights to the Collateral or marshal any Collateral for the benefit of any Person. The Agent is hereby granted a license or other right to use, without charge, each Borrower's labels,
patents,   copyrights,   name,  trade  secrets,  trade  names,  trademarks,  and
advertising matter, or any similar property, in completing production of, advertising or selling any Collateral, and each Borrower's rights under all licenses and all franchise agreements shall inure to the Agent's benefit. The proceeds of sale shall be applied in accordance with Section 4.5 and each Borrower shall remain liable for any deficiency.

                  (c) If an Event of Default occurs, each Borrower hereby waives all rights to notice and hearing prior to the exercise by the Agent of the Agent's rights to repossess the Collateral without



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judicial  process  or to  replevy,  attach or levy upon the  Collateral  without notice or hearing.

                  (d) If the Agent, at the direction of the Majority Lenders terminates this Agreement upon an Event of Default, the Borrowers shall pay the Agent, for the account of the Lenders, immediately upon termination, an early termination penalty equal to the early termination fee that would have been payable under Article 4 if this Agreement had been terminated on that date pursuant to the Borrowers' election and subject to the terms of Article 4.


                                   ARTICLE 12

                              TERM AND TERMINATION

         12.1 Term and Termination. The term of this Agreement shall end on the Stated Termination Date. The Agent upon direction from the Majority Lenders may terminate this Agreement without notice upon the occurrence of an Event of Default. Upon the effective date of termination of this Agreement for any reason whatsoever, all Obligations (including, without limitation, all unpaid principal of, accrued interest on and prepayment penalties, if any, with respect to the Loans) shall become immediately due and payable. Notwithstanding the termination of this Agreement, until all Obligations are indefeasibly paid and performed in full in cash, the Borrowers shall remain bound by the terms of this Agreement and shall not be relieved of any of their Obligations hereunder, and the Agent and the Lenders shall retain all their rights and remedies hereunder (including, without limitation, the Agent's Liens in and all rights and remedies with respect to all then existing and after-arising Collateral).


                                   ARTICLE 13

           AMENDMENTS; WAIVER; PARTICIPATIONS; ASSIGNMENTS; SUCCESSORS

         13.1 No Waivers; Cumulative Remedies. No failure by the Agent or any Lender to exercise any right, remedy, or option under this Agreement or any present or future supplement thereto, or in any other agreement between or among the Borrowers and the Agent and/or any Lender, or delay by the Agent or any Lender in exercising the same, will not operate as a waiver thereof. No waiver by the Agent or any Lender will be effective unless it is in writing, and then only to the extent specifically stated. No waiver by the Agent or the Lenders on any occasion shall affect or diminish the Agent's and each Lender's rights thereafter to require strict performance by the Borrowers of any provision of this Agreement. The Agent's and each Lender's rights under this Agreement will be cumulative



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and not exclusive of any other right or remedy which the Agent or any Lender may have.

         13.2 Amendments and Waivers. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by any Borrower therefrom, shall be effective unless the same shall be in writing and signed by the Majority Lenders (or by the Agent at the written request of the Majority Lenders) and each Borrower and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver, amendment, or consent shall, unless in writing and signed by all the Lenders and the Borrowers and acknowledged by the Agent, do any of the following:

                  (a) increase or extend the Commitment of any Lender;

                  (b) postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document;

                  (c) reduce the principal of, or the rate of interest specified herein on any Loan, or any fees or other amounts payable hereunder or under any other Loan Document;

                  (d) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans which is required for the Lender or any of them to take any action hereunder;

                  (e)  increase  the  advance  rates with  respect to  Revolving
Loans;

                  (f) amend this Section or any provision of the Agreement providing for consent or other action by all Lenders;

                  (g)  release  Collateral  other than as  permitted  by Section
14.12;

                  (h) change the definitions of "Majority Lenders";

and, provided further, that no amendment, waiver or consent shall, unless in writing and signed by the Agent, affect the rights or duties of the Agent under this Agreement or any other Loan Document.

         13.3     Assignments; Participations.

                  (a) Any Lender may, with the written consent of the Agent, assign and delegate to one or more assignees (provided that no written consent of the Agent shall be required in connection



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with any  assignment  and delegation by a Lender to an Affiliate of such Lender)
(each an "Assignee") all, or any ratable part of all, of the Loans, the Commitments and the other rights and obligations of such Lender hereunder, in a minimum amount of $5,000,000; provided, however, that (i) any such assignment must consist of a ratable assignment of proportionate amounts of the Term Loan and Revolving Loan, (ii) the Borrowers and the Agent may continue to deal solely and directly with such Lender in connection with the interest so assigned to an Assignee until (iii) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to MKR and the Agent by such Lender and the Assignee; (iv) such Lender and its Assignee shall have delivered to the Agent an Assignment and Acceptance in the form of Exhibit E ("Assignment and Acceptance") and (v) the assignor Lender or Assignee has paid to the Agent a processing fee in the amount of $3,500.

                  (b) From and after the date that the Agent notifies the assignor Lender that it has received an executed Assignment and Acceptance and payment of the above-referenced processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations, including, but not limited to, the obligation to participate in credit support or other enhancement for Letters of Credit hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Lender under the Loan Documents, and (ii) the assignor Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

                  (c) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the Assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (1) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document furnished pursuant hereto; (2) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrowers or the performance or observance by the Borrowers of any of their obligations under this Agreement or any other Loan Document furnished pursuant hereto; (3) such Assignee confirms that it has received a copy of this Agreement, together with such other



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documents and  information  as it has deemed  appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (4) such Assignee will, independently and without reliance upon the Agent, such assigning Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (5) such Assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (6) such Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

                  (d) Within five Business Days after its receipt of notice by the Agent that it has received an executed Assignment and Acceptance and payment of the processing fee, each Borrower shall execute and deliver to the Agent, an acknowledgment evidencing such Assignee's assigned Loans and Commitment. Immediately upon each Assignee's making its processing fee payment under the Assignment and Acceptance, this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom. The Commitment allocated to each Assignee shall reduce such Commitments of the assigning Lender pro tanto.

                  (e) Any Lender may at any time sell to one or more commercial banks, financial institutions, or other Persons not Affiliates of any Borrower (a "Participant") participating interests in any Loans, the Commitment of that Lender and the other interests of that Lender (the "originating Lender") hereunder and under the other Loan Documents; provided, however, that (i) the originating Lender's obligations under this Agreement shall remain unchanged,
(ii) the originating Lender shall remain solely responsible for the performance of such obligations, (iii) the Borrowers and the Agent shall continue to deal solely and directly with the originating Lender in connection with the originating Lender's rights and obligations under this Agreement and the other Loan Documents, and (iv) no Lender shall transfer or grant any participating interest under which the Participant has rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, and all amounts payable by the Borrowers hereunder shall be determined as if such Lender had not sold such participation; except that, if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent



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as if the amount of its  participating  interest were owing  directly to it as a
Lender under this Agreement.

                  (f) Notwithstanding any other provision in this Agreement, any Lender may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement in favor of any Federal Reserve Bank in accordance with Regulation A of the FRB or U.S. Treasury Regulation 31 CFR ss.203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.


                                   ARTICLE 14

                                    THE AGENT

         14.1 Appointment and Authorization. Each Lender hereby designates and appoints BankAmerica Business Credit, Inc. as its Agent under this Agreement and the other Loan Documents and each Lender hereby irrevocably authorizes the Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. The Agent agrees to act as such on the express conditions contained in this Article
14. The provisions of this Article 14 are solely for the benefit of the Agent and the Lenders and the Borrowers shall have no rights as a third party beneficiary of any of the provisions contained herein. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent. Except as expressly otherwise provided in this Agreement, the Agent shall have and may use its sole discretion with respect to exercising or refraining from exercising any discretionary rights or taking or refraining from taking any actions which the Agent is expressly entitled to take or assert under this Agreement and the other Loan Documents, including, without limitation, (a) the determination of the applicability of ineligibility criteria with respect to the calculation of the Availability, (b) the making of Agent Advances pursuant to
Section 2.2(i), and (c) the exercise of remedies pursuant to Section 11.2, and any action so taken or not taken shall be deemed consented to by the Lenders.




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         14.2  Delegation  of Duties.  The Agent may  execute  any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects as long as such selection was made without gross negligence or willful misconduct.

         14.3 Liability of Agent. None of the Agent-Related Persons shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of the Lenders for any recital, statement, representation or warranty made by any Borrower or any Subsidiary or Affiliate of any Borrower, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of any Borrower or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Borrower or any Borrower's Subsidiaries or Affiliates.

         14.4 Reliance by Agent. (a) The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to any Borrower), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Majority Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Majority Lenders and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders.



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                  (b) For purposes of determining compliance with the conditions specified in Section 10.1, each Lender that has executed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by the Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to the Lender.

         14.5 Notice of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Agent for the account of the Lenders, unless the Agent shall have received written notice from a Lender or MKR referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." The Agent will notify the Lenders of its receipt of any such notice. The Agent shall take such action with respect to such Default or Event of Default as may be requested by the Majority Lenders in accordance with
Section 11; provided, however, that unless and until the Agent has received any such request, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable.

         14.6 Credit Decision. Each Lender acknowledges that none of the Agent-Related Persons has made any representation or warranty to it, and that no act by the Agent hereinafter taken, including any review of the affairs of any Borrower and its Subsidiaries, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrowers and their Subsidiaries, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrowers. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrowers. Except for notices, reports and other documents expressly herein required to be furnished to the Lenders by the Agent, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations,



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property,  financial and other  condition or  creditworthiness  of the Borrowers which may come into the possession of any of the Agent-Related Persons.

         14.7 Indemnification. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of the Borrowers and without limiting the obligation of the Borrowers to do so), pro rata, from and against any and all Indemnified Liabilities; provided, however, that no Lender shall be liable for the payment to the Agent-Related Persons of any portion of such Indemnified Liabilities resulting solely from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender shall reimburse the Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Agent is not reimbursed for such expenses by or on behalf of the Borrowers. The undertaking in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of the Agent.

         14.8 Agent in Individual Capacity. BABC and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with any Borrower and its Subsidiaries and Affiliates as though BABC were not the Agent hereunder and without notice to or consent of the Lenders including, without limitation, owning directly or indirectly an equity interest in MKR. The Lenders acknowledge that, pursuant to such activities, BABC or its Affiliates may receive information regarding a Borrower or its Affiliates (including information that may be subject to confidentiality obligations in favor of such Borrower or such Subsidiary) and acknowledge that the Agent shall be under no obligation to provide such information to them. With respect to its Loans, BABC shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Agent, and the terms "Lender" and "Lenders" include BABC in its individual capacity.

         14.9 Successor Agent. The Agent may resign as Agent upon 30 days' notice to the Lenders. If the Agent resigns under this Agreement, the Majority Lenders shall appoint from among the Lenders a successor agent for the Lenders. If no successor agent is appointed prior to the effective date of the resignation of the



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Agent,  the  Agent  may  appoint,  after  consulting  with the  Lenders  and the
Borrowers, a successor agent from among the Lenders. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "Agent" shall mean such successor agent and the retiring Agent's appointment, powers and duties as Agent shall be terminated and the Term Loans Notes shall be reissued to such successor agent. After any retiring Agent's resignation hereunder as Agent, the provisions of this Section 14 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. If no successor agent has accepted appointment as Agent by the date which is 30 days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Agent hereunder until such time, if any, as the Majority Lenders appoint a successor agent as provided for above.

         14.10 Withholding Tax. (a) If any Lender is a "foreign corporation, partnership or trust" within the meaning of the Code and such Lender claims exemption from, or a reduction of, U.S. withholding tax under Sections 1441 or 1442 of the Code, such Lender agrees with and in favor of the Agent, to deliver to the Agent:

                  (i) if such Lender claims an exemption from, or a reduction of, withholding tax under a United States tax treaty, properly completed IRS Forms 1001 and W-8 before the payment of any interest in the first calendar year and before the payment of any interest in each third succeeding calendar year during which interest may be paid under this Agreement;

                  (ii) if such Lender claims that interest paid under this Agreement is exempt from United States withholding tax because it is effectively connected with a United States trade or business of such Lender, two properly completed and executed copies of IRS Form 4224 before the payment of any interest is due in the first taxable year of such Lender and in each succeeding taxable year of such Lender during which interest may be paid under this Agreement, and IRS Form W-9; and

                  (iii) such other form or forms as may be required under the Code or other laws of the United States as a condition to exemption from, or reduction of, United States withholding tax.

Such Lender agrees to promptly notify the Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

                  (b) If any Lender claims exemption from, or reduction of, withholding tax under a United States tax treaty by providing



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IRS Form 1001 and such Lender  sells,  assigns,  grants a  participation  in, or otherwise transfers all or part of the Obligations of the Borrowers to such Lender, such Lender agrees to notify the Agent of the percentage amount in which it is no longer the beneficial owner of Obligations of the Borrowers to such Lender. To the extent of such percentage amount, the Agent will treat such Lender's IRS Form 1001 as no longer valid.

                  (c) If any Lender claiming exemption from United States withholding tax by filing IRS Form 4224 with the Agent sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of the Borrowers to such Lender, such Lender agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the Code.

                  (d) If any Lender is entitled to a reduction in the applicable withholding tax, the Agent may withhold from any interest payment to such Lender an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by subsection (a) of this Section are not delivered to the Agent, then the Agent may withhold from any interest payment to such Lender not providing such forms or other documentation an amount equivalent to the applicable withholding tax.

                  (e) If the IRS or any other Governmental Authority of the United States or other jurisdiction asserts a claim that the Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify the Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Lender shall indemnify the Agent fully for all amounts paid, directly or indirectly, by the Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Agent under this Section, together with all costs and expenses (including Attorney Costs). The obligation of the Lenders under this subsection shall survive the payment of all Obligations and the resignation or replacement of the Agent.

         14.11    Intentionally Omitted.

         14.12    Collateral Matters.

                  (a) The Lenders hereby irrevocably authorize the Agent, at its option and in its sole discretion, to release any Agent's Lien upon any Collateral (i) upon the termination of the Commitments and payment and satisfaction in full by Borrowers of all Loans and reimbursement obligations in respect of Letters of



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Credit, and the termination of all outstanding Letters of Credit (whether or not any of such obligations are due) and all other Obligations; (ii) constituting property being sold or disposed of if MKR certifies to the Agent that the sale or disposition is made in compliance with Section 9.9 (and the Agent may rely
conclusively  on  any  such  certificate,   without  further   inquiry);   (iii)
constituting property in which no Borrower owned any interest at the time the Lien was granted or at any time thereafter; (iv) constituting property leased to any Borrower under a lease which has expired or been terminated in a transaction permitted under this Agreement or (v) provided that no Default or Event of Default then exists and is continuing, collateral which has a value of up to $1,000,000 each year in addition to the other amounts specified in clauses (i) to (iv) above (and any such release by the Agent shall constitute a waiver by the Lenders of the restrictions in Section 9.9 hereof without need for further approval from the Lenders). Except as provided above, the Agent will not release any of the Agent's Liens without the prior written authorization of the Majority Lenders; provided that the Agent may not release the Agent's Liens on Collateral valued in the aggregate in excess of $5,000,000 without the prior written authorization of all of the Lenders. Upon request by the Agent or MKR at any time, the Lenders will confirm in writing the Agent's authority to release any Agent's Liens upon particular types or items of Collateral pursuant to this
Section 14.12.

                  (b) Upon receipt by the Agent of any authorization required pursuant to Section 14.12(a) from the Majority Lenders or Lenders, as applicable, of the Agent's authority to release any Agent's Liens upon particular types or items of Collateral, and upon at least five (5) Business Days' prior written request by MKR, the Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of the Agent's Liens upon such Collateral; provided, however, that (i) the Agent shall not be required to execute any such document on terms which, in the Agent's opinion, would expose the Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of any Borrower in respect
of) all interests retained by such Borrower, including (without limitation) the proceeds of any sale, all of which shall continue to constitute part of the Collateral.

                  (c) The Agent shall have no obligation whatsoever to any of the Lenders to assure that the Collateral exists or is owned by the Borrowers or is cared for, protected or insured or has been encumbered, or that the Agent's Liens have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise at all



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or in any particular  manner or under any duty of care,  disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to the Agent pursuant to any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Agent may act in any manner it may deem appropriate, in its sole discretion given the Agent's own interest in the Collateral in its capacity as one of the Lenders and that the Agent shall have no other duty or liability whatsoever to any Lender as to any of the foregoing.

         14.13 Restrictions on Actions by Lenders; Sharing of Payments (a) Each of the Lenders agrees that it shall not, without the express consent of the Agent, and that it shall, to the extent it is lawfully entitled to do so, upon the request of the Agent, set off against the Obligations, any amounts owing by such Lender to any Borrower or any accounts of any Borrower now or hereafter maintained with such Lender. Each of the Lenders further agrees that it shall not, unless specifically requested to do so by the Agent, take or cause to be taken any action, including, without limitation, the commencement of any legal or equitable proceedings, to foreclose any Lien on, or otherwise enforce any security interest in, any of the Collateral, the purpose of which is, or could be, to give such Lender any preference or priority against the other Lenders with respect to the Collateral.

                  (b) Subject to Section 4.5, if, at any time or times any Lender shall receive (i) by payment, foreclosure, setoff or otherwise, any proceeds of Collateral or any payments with respect to the Obligations of any Borrower to such Lender arising under, or relating to, this Agreement or the other Loan Documents, except for any such proceeds or payments received by such Lender from the Agent pursuant to the terms of this Agreement, or (ii) payments from the Agent in excess of such Lender's ratable portion of all such distributions by the Agent, such Lender shall promptly (1) turn the same over to the Agent, in kind, and with such endorsements as may be required to negotiate the same to the Agent, or in same day funds, as applicable, for the account of all of the Lenders and for application to the Obligations in accordance with the applicable provisions of this Agreement, or (2) purchase, without recourse or warranty, an undivided interest and participation in the Obligations owed to the other Lenders so that such excess payment received shall be applied ratably as among the Lenders in accordance with their Pro Rata Shares; provided, however, that if all or part of such excess payment received by the purchasing party is thereafter recovered from it, those purchases of participations shall be rescinded in whole or in part, as applicable, and the applicable portion of the purchase price paid therefor shall be returned to such purchasing party, but without interest except to the extent that such purchasing party is



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required to pay interest in connection with the recovery of the excess payment.

         14.14 Agency for Perfection. Each Lender hereby appoints each other Lender as agent for the purpose of perfecting the Lenders' security interest in assets which, in accordance with Article 9 of the UCC can be perfected only by possession. Should any Lender (other than the Agent) obtain possession of any such Collateral, such Lender shall notify the Agent thereof, and, promptly upon the Agent's request therefor shall deliver such Collateral to the Agent or in accordance with the Agent's instructions.

         14.15 Payments by Agent to Lenders. All payments to be made by the Agent to the Lenders shall be made by bank wire transfer or internal transfer of immediately available funds to the account of the particular Lender as set forth on Exhibit F hereto or pursuant to such other wire transfer instructions as each party may designate for itself by written notice to the Agent. Concurrently with each such payment, the Agent shall identify whether such payment (or any portion thereof) represents principal, premium or interest on the Revolving Loans, Term Loans or otherwise.

         14.16 Concerning the Collateral and the Related Loan Documents. Each Lender authorizes and directs the Agent to enter into this Agreement and the other Loan Documents relating to the Collateral, for the ratable benefit of the Lenders. Each Lender agrees that any action taken by the Agent or Majority Lenders in accordance with the terms of this Agreement or the other Loan Documents relating to the Collateral, and the exercise by the Agent or the Majority Lenders of their respective powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Lenders.

         14.17 Field Audit and Examination Reports; Disclaimer by Lenders. By signing this Agreement, each Lender:

                  (a) is deemed to have requested that the Agent furnish such Lender, promptly after it becomes available, a copy of each field audit or examination report (each a "Report" and collectively, "Reports") prepared by the Agent;

                  (b) expressly agrees and acknowledges that neither BABC nor the Agent (i) makes any representation or warranty as to the accuracy of any Report, or (ii) shall be liable for any information contained in any Report;

                  (c) expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that the Agent or



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other party  performing  any audit or  examination  will inspect  only  specific information regarding the applicable Borrower and will rely significantly upon such Borrower's books and records, as well as on representations of such Borrower's personnel;

                  (d) agrees to keep all Reports confidential and strictly for its internal use, and not to distribute or use any Report in any other manner; and

                  (e) without limiting the generality of any other indemnification provision contained in this Agreement, agrees: (i) to hold the Agent and any such other Lender preparing a Report harmless from any action the indemnifying Lender may take or conclusion the indemnifying Lender may reach or draw from any Report in connection with any loans or other credit accommodations that the indemnifying Lender has made or may make to any Borrower, or the indemnifying Lender's participation in, or the indemnifying Lender's purchase of, a loan or loans of any Borrower; and (ii) to pay and protect, and indemnify, defend and hold the Agent and any such other Lender preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses and other amounts (including, without limitation attorney costs) incurred by the Agent and any such other Lender preparing a Report as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender.


                                   ARTICLE 15

                                  MISCELLANEOUS

         15.1 Cumulative Remedies; No Prior Recourse to Collateral. The enumeration herein of the Agent's and each Lender's rights and remedies is not intended to be exclusive, and such rights and remedies are in addition to and not by way of limitation of any other rights or remedies that the Agent and the Lenders may have under the UCC or other applicable law. The Agent and the Lenders shall have the right, in their sole discretion, to determine which rights and remedies are to be exercised and in which order. The exercise of one right or remedy shall not preclude the exercise of any others, all of which shall be cumulative. The Agent and the Lenders may, without limitation, proceed directly against any Borrower to collect the Obligations without any prior recourse to the Collateral. No failure to exercise and no delay in exercising, on the part of the Agent or any Lender, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.




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         15.2 Severability.  The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

         15.3 Governing Law; Choice of Forum; Service of Process; Jury Trial Waiver. (a) THIS AGREEMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAWS PROVISIONS PROVIDED THAT PERFECTION ISSUES WITH RESPECT TO ARTICLE 9 OF THE UCC MAY GIVE EFFECT TO APPLICABLE CHOICE OR CONFLICT OF LAW RULES SET FORTH IN ARTICLE 9 OF THE UCC) OF THE STATE OF ILLINOIS; PROVIDED THAT THE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

                  (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF ILLINOIS, OR OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF ILLINOIS, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH BORROWER, THE AGENT AND THE LENDERS CONSENT, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE BORROWERS, THE AGENT AND THE LENDERS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. NOTWITHSTANDING THE FOREGOING:
(1) THE AGENT AND THE LENDERS SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST ANY BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION THE AGENT OR THE LENDERS DEEM NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR OTHER SECURITY FOR THE OBLIGATIONS AND (2) EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THE COURTS DESCRIBED IN THE IMMEDIATELY PRECEDING SENTENCE MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE THOSE JURISDICTIONS.

                  (c) EACH BORROWER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO SUCH BORROWER AT ITS ADDRESS SET FORTH IN SECTION 15.8 AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO DEPOSITED IN THE U.S. MAILS. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF AGENT OR THE LENDERS TO SERVE LEGAL PROCESS BY ANY OTHER MANNER PERMITTED BY LAW.

                  (d) NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT TO THE CONTRARY, ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES, INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND ANY



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CLAIM  BASED ON OR ARISING  FROM AN ALLEGED  TORT,  SHALL AT THE  REQUEST OR ANY
PARTY HERETO BE DETERMINED BY ARBITRATION. The arbitration shall be conducted in accordance with the United States Arbitration Act (Title 9, U.S. Code), notwithstanding any choice of law provision in this Agreement, and under the
Commercial  Rules  of  the  American   Arbitration   Association   ("AAA").  The
arbitrator(s) shall give effect to statutes of limitation in determining any claim. Any controversy concerning whether an issue is arbitrable shall be determined by the arbitrator(s). Judgment upon the arbitration award may be entered in any court having jurisdiction. The institution and maintenance of an action for judicial relief or pursuant to a provisional or ancillary remedy shall not constitute a waiver of the right of either party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.

                  (e) Notwithstanding the provisions of (d) above, no controversy or claim shall be submitted to arbitration without the consent of all parties if, at the time of the proposed submission, such controversy or claim arises from or related to an obligation to the Lender which is secured by real estate property collateral (exclusive of real estate space lease assignments). If all the parties do not consent to submission of such a controversy or claim to arbitration, the controversy or claim shall be determined as provided in this Section 15.3(e).

                  (f) At the request of either party a controversy or claim which is not submitted to arbitration as provided and limited in Section 15.3(d) and (e) shall be determined by judicial reference. If such an election is made, the parties shall designate to the court a referee or referees selected under the auspices of the AAA in the same manner as arbitrators are selected in AAA-sponsored proceedings. The presiding referee of the panel, or the referee if there is a single referee, shall be an active attorney or retired judge. Judgment upon the award rendered by such referee or referees shall be entered in the court in which such proceeding was commenced.

                  (g) No provision of Paragraphs (d) through (g) shall limit the right of the Agent or the Lenders to exercise self-help remedies such as setoff, foreclosure against or sale of any real or personal property collateral or security, or obtaining provisional or ancillary remedies from a court of competent jurisdiction before, after, or during the pendency of any arbitration or other proceeding. The exercise of a remedy does not waive the right of either party to resort to arbitration or reference. At the Agent's option, foreclosure under a deed of trust or mortgage may be accomplished either by exercise of power of sale under the deed of trust or mortgage or by judicial foreclosure.




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         15.4 Waiver of Jury Trial.  (a)  SUBJECT TO THE  PROVISIONS  OF SECTION
15.3(d), EACH BORROWER, THE LENDERS AND THE AGENT EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE BORROWERS, THE LENDERS AND THE AGENT EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                  (b) EACH BORROWER AGREES THAT IT WILL NOT ASSERT AGAINST AGENT OR ANY LENDER ANY CLAIM FOR CONSEQUENTIAL, INCIDENTAL, SPECIAL OR PUNITIVE DAMAGES IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

         15.5 Survival of Representations and Warranties. All of each Borrower's representations and warranties contained in this Agreement shall survive the execution, delivery, and acceptance thereof by the parties, notwithstanding any investigation by the Agent or the Lenders or their respective agents.

         15.6 Other Security and Guaranties. The Agent, may, without notice or demand and without affecting any Borrower's obligations hereunder, from time to time: (a) take from any Person and hold collateral (other than the Collateral) for the payment of all or any part of the Obligations and exchange, enforce or release such collateral or any part thereof; and (b) accept and hold any endorsement or guaranty of payment of all or any part of the Obligations and release or substitute any such endorser or guarantor, or any Person who has given any Lien in any other collateral as security for the payment of all or any part of the Obligations, or any other Person in any way obligated to pay all or any part of the Obligations.

         15.7 Fees and Expenses. Each Borrower agrees to pay to the Agent, for its benefit, on demand, all costs and expenses that Agent pays or incurs in connection with the negotiation, preparation, consummation, administration, enforcement, and termination of this Agreement and the Existing Loan Agreement, including, without limitation: (a) Attorney Costs; (b) costs and expenses (including attorneys' and paralegals' fees and disbursements which shall include the allocated costs of Agent's in-house counsel fees and disbursements) for any amendment, supplement, waiver, consent, or subsequent closing in connection with the Loan Documents and the transactions contemplated thereby; (c) costs and expenses of lien and title searches and title insurance;
(d) taxes, fees and other charges for recording the Mortgages (and modifications thereto), filing financing statements and continuations, and other actions to perfect, protect, and continue the Agent's Liens (including costs and expenses paid or incurred by the Agent in connection with the consummation of Agreement);
(e) sums paid or incurred to pay any amount or take any action required of any Borrower under the Loan Documents that such Borrower fails to pay or take; (f) costs of appraisals, inspections, and verifications of the Collateral, including, without limitation, travel, lodging, and meals for inspections of the Collateral and the Borrowers' operations by the Agent's and each of the Lenders' agents plus the Agent's then customary charge for field examinations and audits and the preparation of reports thereof (such charge is currently $300 per day (or portion thereof) for each agent or employee of the Agent with respect to each field examination or audit prior to the occurrence of a Default or Event of Default, and thereafter $500 per day (or portion thereof)); (g) costs and expenses of forwarding loan proceeds, collecting checks and other items of payment, and establishing and maintaining Payment Accounts and lock boxes; (h) costs and expenses of preserving and protecting the Collateral; and (i) costs and expenses (including attorneys' and paralegals' fees and disbursements which shall include the allocated cost of Agent's in-house counsel fees and disbursements) paid or incurred to obtain payment of the Obligations, enforce the Agent's Liens, sell or otherwise realize upon the Collateral, and otherwise enforce the provisions of the Loan Documents, or to defend any claims made or threatened against the Agent or any Lender arising out of the transactions contemplated hereby (including without limitation, preparations for and consultations concerning any such matters). The foregoing shall not be construed to limit any other provisions of the Loan Documents regarding costs and expenses to be paid by the Borrowers. All of the foregoing costs and expenses shall be charged to the Borrowers' Loan Accounts as Revolving Loans as described in
Section 4.4.

         15.8 Notices. Except as otherwise provided herein, all notices, demands and requests that any party is required or elects to give to any other shall be in writing, or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including, but not limited to, delivery by overnight mail and courier service, (b) four (4) days after it shall have been mailed by United States mail, first class, certified or registered, with postage prepaid, or (c) in the case of notice by such a telecommunications device, when properly transmitted, in each case addressed to the party to be notified as follows:

If to the Agent or to BABC:

         BankAmerica Business Credit, Inc.
         231 South LaSalle Street
         16th Floor
         Chicago, Illinois  60697
         Attention: Portfolio Administrator
         Telecopy No.: (312) 974-8760

         with copies to:

         Bank of America NT & SA
         10124 Old Grove Road
         San Diego, California  92131
         Attention: Legal Department
         Telecopy No. (619) 549-7518

If to any Borrower:

         MK Rail Corporation
         200 Reedsdale Street
         Pittsburgh, PA  15233
         Attention:  Executive Vice President
         Telecopy No.: (412) 231-2698

         Doepken Keevican & Weiss
         Professional Corporation
         37th Floor, USX Tower
         600 Grant Street
         Pittsburgh, PA  15219
         Attention:  James F. Bauerle
         Telecopy No.:  (412) 355-2609


If to any other Lender, then at the respective addresses set forth on Exhibit G hereto or to such other address as each party may designate for itself by like notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall not adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

         15.9 Waiver of Notices. Unless otherwise expressly provided herein, each Borrower waives presentment, protest and notice of demand or dishonor and protest as to any instrument, notice of intent to accelerate the Obligations and notice of acceleration of the Obligations, as well as any and all other notices to which it might otherwise be entitled. No notice to or demand on any Borrower which the Agent or any Lender may elect to give shall entitle any Borrower to any or further notice or demand in the same, similar or other circumstances.

         15.10 Binding Effect. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective representatives, successors, and assigns of the parties hereto; provided, however, that no interest herein may be assigned by any Borrower without prior written consent of the Agent and each Lender. The rights and benefits of the Agent and the Lenders hereunder shall, if such Persons so agree, inure to any party acquiring any interest in the Obligations or any part thereof.

         15.11 Indemnity of the Agent and the Lenders by the Borrowers. Each Borrower, jointly and severally, agrees to defend, indemnify and hold the Agent-Related Persons, and each Lender and each of its respective officers, directors, employees, counsel, agents and attorneys-in-fact (each, an "Indemnified Person") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including Attorney costs) of any kind or nature whatsoever which may at any time (including at any time following repayment of the Loans and the termination, resignation or replacement of the Agent or replacement of any Lender) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any Insolvency Proceeding or appellate proceeding) related to or arising out of this Agreement or the Loans or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"); provided, that no Borrower shall have any obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities resulting solely from the gross negligence or willful misconduct of such Indemnified Person. The agreements in this Section shall survive payment of all other Obligations.

         15.12 Final Agreement. This Agreement and the other Loan Documents are intended by the Borrowers, the Agent and the Lenders to be the final, complete, and exclusive expression of the agreement between them. This Agreement supersedes any and all prior oral or written agreements relating to the subject matter hereof except as set forth in Section 1.4 hereof or with respect to that certain Letter of Credit Financing Agreement between MKR and BABC dated August 25, 1995 which shall survive until terminated in a separate writing from BABC, but in any event the Letter of Credit issued thereunder shall be deemed to be a Letter of Credit issued hereunder, and even after the termination of such Letter of Credit Financing Agreement any fees earned under such Letter of Credit Financing Agreement and any indemnification in favor of BABC therein shall expressly survive and remain in full force and effect. No modification, rescission, waiver, release, or amendment of any provision of this Agreement or any other Loan Document shall be made, except by a written agreement signed by each Borrower and a duly authorized officer of each of the Agent and the Majority Lenders.

         15.13 Counterparts. This Agreement may be executed in any number of counterparts, and by the Agent, each Lender and each Borrower in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement.

         15.14 Captions. The captions contained in this Agreement are for convenience of reference only, are without substantive meaning and should not be construed to modify, enlarge, or restrict any provision.

         15.15 Right of Setoff. In addition to any rights and remedies of the Lenders provided by law, if an Event of Default exists or the Loans have been accelerated, each Lender is authorized at any time and from time to time, without prior notice to any Borrower, any such notice being waived by each Borrower to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Lender to or for the credit or the account of any Borrower against any and all Obligations owing to such Lender, now or hereafter existing, irrespective of whether or not the Agent or such Lender shall have made demand under this Agreement or any Loan Document and although such Obligations may be contingent or unmatured. Each Lender agrees promptly to notify the affected Borrower and the Agent after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.


                                   ARTICLE 16

                                 CROSS-GUARANTY

         16.1 Cross-Guaranty. Each Borrower hereby acknowledges and agrees that such Borrower is jointly and severally liable for, and hereby absolutely and unconditionally guarantees to each other Borrower, Agent and Lenders the full and prompt payment of, all Obligations owed or hereafter owing to Agent and/or Lenders by each other Borrower. Notwithstanding any provision herein contained to the contrary, each Borrower's liability under this Article 16 (which liability is in any event in addition to amounts for which such Borrower is primarily liable under Article 2 hereof) shall be limited to an amount not to exceed as of any date of determination the greater of:

                           (i) the net amount of all Loans advanced to any other
Borrower under this Agreement and then re-loaned or otherwise transferred to such Borrower; or

                           (ii) the amount  which  could be claimed by the Agent
and Lenders from such Borrower under this Article 16 without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law after taking into account, among other things, such Borrower's right of contribution and indemnification from the other Borrowers under Section 16.2 hereof.

         16.2     Contribution with Respect to Guaranty Obligations.

                  (a) To the extent that any Borrower shall make a payment under this Article 16 of all or any of the Obligations (other than Revolving Loans made to that Borrower for which it is primarily liable) (a "Guarantor Payment") which, taking into account all other Guarantor Payments then previously or concurrently made by the other Borrowers, exceeds the amount which such Borrower would otherwise have paid if each Borrower had paid the aggregate Obligations satisfied by such Guarantor Payment in the same proportion that such Borrower's "Allocable Amount" (as defined below) (as determined immediately prior to such Guarantor Payment) bore to the aggregate Allocable Amounts of all of Borrowers as determined immediately prior to the making of such Guarantor Payment, then such Borrower shall be entitled to receive contribution and indemnification payments from, and be reimbursed by, each of the other Borrowers for the amount of such excess, pro rata based upon their respective Allocable Amounts in effect immediately prior to such Guarantor Payment.

                  (b) As of any date of determination, the "Allocable Amount" of any Borrower shall be equal to the maximum amount of the claim which could then be recovered from such Borrower under this Article 16 without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law.

                  (c) This Article 16 is intended only to define the relative rights of Borrowers and nothing set forth in this Section 16.2 is intended to or shall impair the obligations of Borrowers, jointly and severally, to pay any amounts as and when the same shall become due and payable in accordance with the terms of this Agreement, including, without limitation, Section 16.1 hereof. Nothing contained in this
Section 16.2 shall limit the liability of any Borrower to pay the Revolving Loans made to that Borrower and accrued interest, fees and expenses with respect thereto for which such Borrower shall be primarily liable.

                  (d)  The  parties  hereto   acknowledge  that  the  rights  of
contribution and indemnification hereunder shall constitute assets of any Borrower to which such contribution and indemnification is owing.

         16.3 Obligations Absolute. The liability of each Borrower to Agent and Lenders hereunder shall not be affected or impaired by any of the following acts by Agent or any Lender: (i) any acceptance of collateral security, guarantors, accommodation parties or sureties for any or all Obligations; (ii) one or more extensions or renewals of Obligations (whether or not for longer than the original period) or any modification of the interest rates, fees, maturities or principal amount of, or other contractual terms applicable to any Obligations;
(iii) any waiver or indulgence granted to a Borrower, any delay or lack of diligence in the enforcement of Obligations, or any failure to institute proceedings, file a claim, give any required notices or otherwise protect any Obligations; (iv) any full or partial release of, compromise or settlement with, or agreement not to sue a Borrower or any guarantor or other person liable in respect of any Obligations; (v) any release, surrender, cancellation or other discharge of any evidence of Obligations or the acceptance of any instrument in renewal or substitution therefore; (vi) any failure to obtain collateral security (including rights of setoff) for Obligations, or to obtain or maintain the proper or sufficient creation and perfection thereof, or to establish the priority thereof, or to preserve, protect, insure, care for, exercise or enforce any collateral security; or any modification, alteration, substitution, exchange, surrender, cancellation, termination, release or other change, impairment, limitation, loss or discharge of any collateral security; (vii) any collection, sale, lease or disposition of, or any other foreclosure or enforcement of or realization on, any collateral security; (viii) any assignment, pledge or other transfer of any Obligations or any evidence thereof; or (ix) any manner, order or method of application of any payments or credits upon Obligations. Each Borrower hereby waives any and all defenses and discharges available to a surety, guarantor, or accommodation co-obligor.

         16.4  WAIVER.  EACH  BORROWER  HEREBY  WAIVES  PRESENTMENT,  DEMAND FOR
PAYMENT, NOTICE OF DISHONOR OR NONPAYMENT, AND PROTEST OF ANY INSTRUMENT EVIDENCING OBLIGATIONS.

         16.5 Recovery. If any payment is applied by Agent or any Lender to the Obligations and is thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of a Borrower or any other obligor), the Obligations to which such payment was applied shall for the purposes of this
Article 16 be deemed to have continued in existence, notwithstanding such payment and application and this cross guaranty shall be enforceable as to such Obligations as fully as if such payment and application had never been made.

         16.6  Liability  Cumulative.  The  liability  of  Borrowers  under this
Article 16 is in addition to and shall be cumulative with all liabilities of each Borrower to Agent and Lenders under this Agreement and the other Loan Documents to which such Borrower is a party or in respect of any Obligations or obligation of the other Borrower, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

         IN WITNESS WHEREOF, the parties have entered into this Agreement on the date first above written.

                                   "BORROWERS"

                                     MK Rail Corporation

                                     By:
                                     Title:


                                     Motor Coils Manufacturing Co.

                                     By:
                                     Title:

                                     MK Engine Systems Company, Inc.

                                     By:
                                     Title:

                                     Clark Industries, Inc.

                                     By:
                                     Title:

                                     Power Parts Company

                                     By:
                                     Title:

                                     Touchstone, Inc.

                                     By:
                                     Title:

                                     Power Parts Sign Co.

                                     By:
                                     Title:

                                      "AGENT"

                                      BANKAMERICA BUSINESS CREDIT, INC.,
                                      as the Agent

                                      By:
                                      Title:


                                      "LENDERS"

Commitment: $25,000,000               BANKAMERICA BUSINESS CREDIT, INC.,
Revolving Loan                        as the Agent
Commitment:
  $22,333,333.33                      By:
Term Loan Commitment:                 Title:
  $2,666,666.67
Pro Rata Share: 33.334%



Commitment: $19,000,000               GREEN TREE FINANCIAL SERVICING
Revolving Loan Commitment:              CORPORATION
  $16,973,333.33
Term Loan Commitment:                 By:
  $2,026,666.67                       Title:
Pro Rata Share: 25.333%



Commitment: $19,000,000
Revolving Loan Commitment:            HELLER FINANCIAL, INC.
  $16,973,333.33
Term Loan Commitment:                 By:
  $2,026,666.67                       Title:
Pro Rata Share: 25.333%




Commitment: $12,000,000               STAR BANK, N.A.
Revolving Loan Commitment:
  $10,720,000.00                      By:
Term Loan Commitment:                 Title:
  $1,280,000.00
Pro Rata Share: 16.000%

                                    EXHIBIT A

                               NOTICE OF BORROWING



                                                     Date:               , 199




To: BankAmerica Business Credit, Inc. as Agent for the Lenders who are parties to the Amended and Restated Loan and Security Agreement dated as of ________________, 1996 (as extended, renewed, amended or restated from time to time, the "Loan and Security Agreement") among MK Rail Corporation, the other Borrowers named therein, certain financial institutions which are signatories thereto as Lenders and BankAmerica Business Credit, Inc., as Agent

Ladies and Gentlemen:

         The undersigned, MK Rail Corporation, refers to the Loan and Security Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably of the Borrowing specified below:

         1.       The Business Day of the proposed Borrowing is
                  _________________________, 19   .

         2.       The aggregate amount of the proposed Borrowing is $________
                                 .

         3. The Borrowing is to be comprised of $______________ of Base Rate Revolving Loans and $_______________of LIBOR Rate Loans.

         4. The duration of the Interest Period for the LIBOR Rate Loans, if any, included in the Borrowing shall be _____ months.

         5.       Such Loan shall be made to [specify Borrower(s)].

         The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the proposed Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom:

         (a) The representations and warranties of the Borrowers contained in the Loan and Security Agreement are true and correct as though made on and as of such date;

         (b) No Default or Event of Default has occurred and is continuing, or would result from such proposed Borrowing; and

         (c) without limiting Section 10.3(e) of the Loan and Security Agreement, the amount of the Availability, MKR's Availability and each Components Subsidiary's Availability, shall be sufficient to permit the making of such Revolving Loan, provided, however, that the foregoing conditions precedent are not conditions to each Lender participating in or reimbursing BABC or the Agent for such Lenders' Pro Rata Share of any BABC Loan or Agent Advance as provided in Sections 2.1(h), (i) and (j) of the Loan and Security Agreement.

                                            MK Rail Corporation



                                            By:

                                            Title:

                                    EXHIBIT B

                        NOTICE OF CONVERSION/CONTINUATION



Date:                  , 199


To: BankAmerica Business Credit, Inc. Agent for the Lenders parties to the Amended and Restated Loan and Security Agreement dated as of ____________________, 1996 (as extended, renewed, amended or restated from time to time, the "Loan and Security Agreement") among MK Rail Corporation, the other Borrowers named therein, certain Lenders which are signatories thereto and BankAmerica Business Credit, Inc., as Agent

Ladies and Gentlemen:

         The undersigned, MK Rail Corporation, refers to the Loan and Security Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably of the [conversion] [continuation] of the Loans specified herein, that:

1.       The Conversion/Continuation Date is___________, 19__.

2.       The aggregate amount of the Loans to be [converted]
         [continued] is $___________________.

3. The Loans are to be [converted into] [continued as] [LIBOR Rate] [Base Rate] Loans.

4. The duration of the Interest Period for the Loans included in the [conversion] [continuation] shall be______months.

5.       ___________ is/are the Borrowers with respect to such Loans.

         The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the proposed Conversion/Continuation Date, before and after giving effect thereto and to the application of the proceeds therefrom:

         (a) The representations and warranties of the Borrowers contained in the Loan and Security Agreement are true and correct as though made on and as of such date;

         (b) No Default or Event of Default has occurred and is continuing, or would result from such proposed [conversion] [continuation]; and

         (c) without limiting Section 10.3(e) of the Loan and Security Agreement, the amount of the Availability, MKR's Availability and each Components Subsidiary's Availability, shall be sufficient to permit the making of such conversion/continuation, provided, however, that the foregoing conditions precedent are not conditions to each Lender participating in or reimbursing BABC or the Agent for such Lenders' Pro Rata Share of any BABC Loan or Agent Advance as provided in Sections 2.1(h),
(i) and (j) of the Loan and Security Agreement.

                                                     MK Rail Corporation


                                                     By:
                                                     Title:

                                    EXHIBIT E
                  [FORM OF] ASSIGNMENT AND ACCEPTANCE AGREEMENT

         This  ASSIGNMENT  AND  ACCEPTANCE   AGREEMENT  (this   "Assignment  and
Acceptance")    dated    as   of    __________,    199__    is   made    between
______________________________ (the "Assignor") and
__________________________ (the "Assignee").


                                    RECITALS

                  WHEREAS, the Assignor is party to that certain Amended and Restated Loan and Security Agreement dated as of __________________, 1996 (as amended, amended and restated, modified, supplemented or renewed, the "Credit Agreement") among MK Rail Corporation and the other Borrowers party thereto (the "Borrowers"), the several financial institutions from time to time party thereto (including the Assignor, the "Lenders"), and BankAmerica Business Credit, Inc., as agent for the Lenders (the "Agent"). Any terms defined in the Credit Agreement and not defined in this Assignment and Acceptance are used herein as defined in the Credit Agreement;

                  WHEREAS, as provided under the Credit Agreement, the Assignor has committed to making Loans (the "Committed Loans") to the Borrowers in an aggregate amount not to exceed $__________ (the "Commitment");

                  WHEREAS,   the  Assignor  has  made  Committed  Loans  in  the
aggregate principal amount of $__________ for Term Loans and $__________ for Revolving Loans to the Borrowers;

                  WHEREAS, [the Assignor has acquired a participation in the issuing bank's liability under Letters of Credit in an aggregate principal amount of $____________ (the "L/C Obligations")] [no Letters of Credit are outstanding under the Credit Agreement]; and

                  WHEREAS, the Assignor wishes to assign to the Assignee [part of the] [all] rights and obligations of the Assignor under the Credit Agreement in respect of its Commitment, together with a corresponding portion of each of its outstanding Committed Loans and L/C Obligations, in an amount equal to $__________ (the "Assigned Amount") on the terms and subject to the conditions set forth herein and the Assignee wishes to accept assignment of such rights and to assume such obligations from the Assignor on such terms and subject to such conditions;

                  NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

         1.       Assignment and Acceptance.

                  (a) Subject to the terms and conditions of this Assignment and Acceptance, (i) the Assignor hereby sells, transfers and assigns to the Assignee, and (ii) the Assignee hereby purchases, assumes and undertakes from the Assignor, without recourse and without representation or warranty (except as provided in this Assignment and Acceptance) __% (the "Assignee's Percentage Share") of (A) the Commitment, each Committed Loans and the L/C Obligations of the Assignor and (B) all related rights, benefits, obligations, liabilities and indemnities of the Assignor under and in connection with the Credit Agreement and the Loan Documents.

                  (b) With effect on and after the Effective Date (as defined in Section 5 hereof), the Assignee shall be a party to the Credit Agreement and succeed to all of the rights and be obligated to perform all of the obligations of a Lender under the Credit Agreement, including the requirements concerning confidentiality and the payment of indemnification, with a Commitment in an amount equal to the Assigned Amount. The Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender. It is the intent of the parties hereto that the Commitment of the Assignor shall, as of the Effective Date, be reduced by an amount equal to the Assigned Amount and the Assignor shall relinquish its rights and be released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee; provided, however, the Assignor shall not relinquish its rights under Sections __ and __ of the Credit Agreement to the extent such rights relate to the time prior to the Effective Date.

                  (c) After giving effect to the assignment and assumption set forth herein, on the Effective Date the Assignee's Commitment will be $__________.

                  (d) After giving effect to the assignment and assumption set forth herein, on the Effective Date the Assignor's Commitment will be $__________.

         2.       Payments.

                  (a) As consideration for the sale, assignment and transfer contemplated in Section 1 hereof, the Assignee shall pay to the Assignor on the Effective Date in immediately available funds an amount equal to $__________, representing the Assignee's Pro Rata Share of the principal amount of all Committed Loans.

                  (b) The Assignee further agrees to pay to the Agent a processing fee in the amount specified in Section 13.3 of the Credit Agreement.

         3.       Reallocation of Payments.

         Any interest, fees and other payments accrued to the Effective Date with respect to the Commitment, and Committed Loans and L/C Obligations shall be for the account of the Assignor. Any interest, fees and other payments accrued on and after the Effective Date with respect to the Assigned Amount shall be for the account of the Assignee. Each of the Assignor and the Assignee agrees that it will hold in trust for the other party any interest, fees and other amounts which it may receive to which the other party is entitled pursuant to the preceding sentence and pay to the other party any such amounts which it may receive promptly upon receipt.

         4.       Independent Credit Decision.

         The Assignee (a) acknowledges that it has received a copy of the Credit Agreement and the Schedules and Exhibits thereto, together with copies of the most recent financial statements of the Borrowers, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to enter into this Assignment and Acceptance; and (b) agrees that it will, independently and without reliance upon the Assignor, the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Credit Agreement.

         5.       Effective Date; Notices.

                  (a) As between the Assignor and the Assignee, the effective date for this Assignment and Acceptance shall be __________, 199__ (the "Effective Date"); provided that the following conditions precedent have been satisfied on or before the Effective Date:

                           (i) this Assignment and Acceptance  shall be executed
and delivered by the Assignor and the Assignee;

                           [(ii)  the  consent  of  the  Agent  required  for an
effective assignment of the Assigned Amount by the Assignor to the Assignee shall have been duly obtained and shall be in full force and effect as of the Effective Date;]

                           (iii)  the  Assignee  shall pay to the  Assignor  all
amounts due to the Assignor under this Assignment and Acceptance;

                           [ iv) the Assignee  shall have  complied with Section
(____) of the Credit Agreement (if applicable);]

                           (v) the  processing  fee  referred to in Section 2(b)
hereof and in Section 13.3 of the Credit Agreement shall have been paid to the Agent; and

                  (b) Promptly following the execution of this Assignment and Acceptance, the Assignor shall deliver to the Agent for acknowledgment by the Agent, a Notice of Assignment in the form attached hereto as Schedule 1.

         [6.      Agent.  [INCLUDE ONLY IF ASSIGNOR IS AGENT]

                  (a) The Assignee hereby appoints and authorizes the Assignor to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent by the Lenders pursuant to the terms of the Credit Agreement.

                  (b) The Assignee shall assume no duties or obligations held by the Assignor in its capacity as Agent under the Credit
Agreement.]

         7.       Withholding Tax.

         The Assignee (a) represents and warrants to the Lender, the Agent and the Borrowers that under applicable law and treaties no tax will be required to be withheld by the Lender with respect to any payments to be made to the Assignee hereunder, (b) agrees to furnish (if it is organized under the laws of any jurisdiction other than the United States or any State thereof) to the Agent and the Borrowers prior to the time that the Agent or any Borrower is required to make any payment of principal, interest or fees hereunder, duplicate executed originals of either U.S. Internal Revenue Service Form 4224 or U.S. Internal Revenue Service Form 1001 (wherein the Assignee claims entitlement to the benefits of a tax treaty that provides for a complete exemption from U.S. federal income withholding tax on all payments hereunder) and agrees to provide new Forms 4224 or 1001 upon the expiration of any previously delivered form or comparable statements in accordance with applicable U.S. law and regulations and amendments thereto, duly executed and completed by the Assignee, and (c) agrees to comply with all applicable U.S. laws and regulations with regard to such withholding tax exemption.

         8.       Representations and Warranties.

                  (a) The Assignor represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any Lien or other adverse claim; (ii) it is duly organized and existing and it has the full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance and to fulfill its obligations hereunder; (iii) no notices to, or consents, authorizations or approvals of, any Person are required

(other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance, and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; and (iv) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignor, enforceable against the Assignor in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles.

                  (b) The Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto. The Assignor makes no representation or warranty in connection with, and assumes no responsibility with respect to, the solvency, financial condition or statements of the Borrowers, or the performance or observance by the Borrowers, of any of its respective obligations under the Credit Agreement or any other instrument or document furnished in connection therewith.

                  (c) The Assignee represents and warrants that (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance, and to fulfill its obligations hereunder; (ii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance; and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; and (iii) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignee, enforceable against the Assignee in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles.

         9.       Further Assurances.

         The Assignor and the Assignee each hereby agree to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Assignment and Acceptance, including the delivery of any notices or other documents or instruments to the Borrowers or the Agent, which may be required in connection with the assignment and assumption contemplated hereby.

         10.      Miscellaneous.

                  (a) Any amendment or waiver of any provision of this Assignment and Acceptance shall be in writing and signed by the parties hereto. No failure or delay by either party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof and any waiver of any breach of the provisions of this Assignment and Acceptance shall be without prejudice to any rights with respect to any other or further breach thereof.

                  (b) All payments made hereunder shall be made without any set-off or counterclaim.

                  (c) The Assignor and the Assignee shall each pay its own costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this Assignment and Acceptance.

                  (d) This Assignment and Acceptance may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

                  (e) THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF
         [Note: confirm choice of law]. The Assignor and the Assignee each irrevocably submits to the non-exclusive jurisdiction of any State or Federal court sitting in [ ] over any suit, action or proceeding arising out of or relating to this Assignment and Acceptance and irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such [_________________] State or Federal court. Each party to this Assignment and Acceptance hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.

                  (f) THE ASSIGNOR AND THE ASSIGNEE EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS ASSIGNMENT AND ACCEPTANCE, THE CREDIT AGREEMENT, ANY RELATED DOCUMENTS AND AGREEMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALING, OR STATEMENTS (WHETHER ORAL OR WRITTEN).

         IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Assignment and Acceptance to be executed and delivered by their duly authorized officers as of the date first above written.

                                                     [ASSIGNOR]


                                                     By:
                                                     Title:


                                                     By:
                                                     Title:

                                                     Address:


                                                     [ASSIGNEE]


                                                     By:

                                                     Title:


                                                     By:

                                                     Title:

                                                     Address:

                                  SCHEDULE 1 TO
                       NOTICE OF ASSIGNMENT AND ACCEPTANCE


                                                          _______________, 19__



BankAmerica Business Credit, Inc.


Attn:

Re: [Name and Address of Borrower]

Ladies and Gentlemen:

         We refer to the Amended and Restated Loan and Security Agreement dated as of _________________, 1996 (as amended, amended and restated, modified, supplemented or renewed from time to time the "Credit Agreement") among MK Rail Corporation, the other Borrowers named therein (the "Borrowers"), the Lenders referred to therein and BankAmerica Business Credit, Inc., as agent for the Lenders (the "Agent"). Terms defined in the Credit Agreement are used herein as therein defined.

         1. We hereby give you notice of, and request your consent to, the assignment by __________________ (the "Assignor") to _______________ (the
"Assignee") of _____% of the right, title and interest of the Assignor in and to the Credit Agreement (including, without limitation, the right, title and interest of the Assignor in and to the Commitments of the Assignor, all outstanding Loans made by the Assignor and the Assignor's participation in the Letters of Credit pursuant to the Assignment and Acceptance Agreement attached hereto (the "Assignment and Acceptance"). We understand and agree that the Assignor's Commitment, as of , 19 , is $ ___________, the aggregate amount of its outstanding Loans is $_____________, and its participation in L/C Obligations is $_____________.

         2. The Assignee agrees that, upon receiving the consent of the Agent to such assignment, the Assignee will be bound by the terms of the Credit Agreement as fully and to the same extent as if the Assignee were the Lender originally holding such interest in the Credit Agreement.

         3. The following administrative details apply to the Assignee:

                  (A)      Notice Address:

                           Assignee name: __________________________
                           Address:  _______________________________
                                     _______________________________
                           Attention:  _____________________________
                           Telephone:  (___) _______________________
                           Telecopier:  (___) ______________________
                           Telex (Answerback):  ____________________

                  (B)      Payment Instructions:

                           Account No.:  ___________________________
                                    At:  ___________________________
                                         ___________________________

                           Reference:    ___________________________
                           Attention:    ___________________________

         4. You are entitled to rely upon the representations, warranties and covenants of each of the Assignor and Assignee contained in the Assignment and Acceptance.

         IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Notice of Assignment and Acceptance to be executed by their respective duly authorized officials, officers or agents as of the date first above mentioned.

                                                     Very truly yours,

                                                     [NAME OF ASSIGNOR]


                                                     By:

                                                     Title:


                                                     By:

                                                     Title:

                                                     [NAME OF ASSIGNEE]


                                                     By:

                                                     Title:

                                                     By:

                                                     Title:


ACKNOWLEDGED AND ASSIGNMENT
CONSENTED TO:



BankAmerica Business Credit, Inc,
as Agent


By: __________________________
Its: _________________________

                                    EXHIBIT F


                            WIRE TRANSFER INFORMATION


Lender Name:                   BANKAMERICA BUSINESS CREDIT, INC.
Bank Name:                     Bank of America Illinois
Address:                       231 South LaSalle Street
                               Chicago, Illinois  60697
Beneficiary:                   MK Rail Corporation Participation
Account No.:                   71-09539
ABA Number:                    071000039
Memo:                          MK Rail


Lender Name:                   STAR BANK, N.A.
Bank Name:                     Star Bank, N.A.
Address:                       425 Walnut Street
                               Cincinnati, OH 45202
Beneficiary:                   Structured Capital
Account No.:                   9909-3014
ABA Number:                    042-000-013
Memo:                          MK Rail CL


Lender Name:                   HELLER FINANCIAL, INC.
Bank Name:                     The First National Bank of Chicago
Address:                       One First National Plaza
                               Chicago, Illinois 60670
Beneficiary:                   Heller Financial Credit
Account No.:                   55-35158
ABA Number:                    071000013
Memo:                          MK Rail Corporation


Lender Name:                   GREEN TREE FINANCIAL SERVICING CORPORATION
Bank Name:                     First Bank
Address:                       First Bank Place
                               601 2nd Avenue South
                               Minneapolis, MN 55402
Beneficiary:                   Green Tree Financial Corporation
Account No.:                   160232402265
ABA Number:                    091000022
Memo:                          MK Rail CL

                                    EXHIBIT G


                              LENDER NOTICE ADDRESS


                               GREEN TREE FINANCIAL SERVICING CORPORATION
                               100 North Point Center East, Suite 200
                               Alpharetta, GA  30202
                               Attn: Russell Baqir,
                                       Division Credit Manager

                               Telephone: (800) 459-9696
                               Telecopy:  (800) 873-1863



                               STAR BANK, N.A.
                               425 Walnut Street, Location 9220
                               Cincinnati, OH  45202
                               Attn:  Steven C. Keiffner
                                        Senior Vice President

                               Telephone: (513) 632-3159
                               Telecopy:  (513) 632-2040



                               HELLER FINANCIAL, INC.
                               500 West Monroe Street
                               Chicago, Illinois  60661
                               Attn:  Elizabeth Schmidt, Vice President
                                        Senior Account Executive

                               Telephone: (312) 441-7040
                               Telecopy:  (312) 441-7652

                                    EXHIBIT H
                        FORM OF TERM LOAN PROMISSORY NOTE

$                                                         _____________, 199___

         FOR VALUE RECEIVED, the undersigned, ________________, a[n] _______________ corporation (the "Borrower"), hereby promises to pay to the order of BankAmerica Business Credit, Inc., a Delaware corporation, as agent (the "Agent") on behalf of the Lenders, the principal sum of Dollars ($ ) or, if less, the aggregate unpaid principal amount of all Term Loans made by the Lenders to the Borrower pursuant to the Amended and Restated Loan and Security Agreement, dated as of ______________, 199_ (such Amended and Restated Loan and Security Agreement, as it may be amended, restated, supplemented or otherwise modified from time to time, being hereinafter called the "Credit Agreement"), among the Borrower, the Agent, the other lenders from time to time (the
"Lenders") and borrowers parties thereto, on the dates and in the amounts provided in the Credit Agreement. The Borrower further promises to pay interest on the unpaid principal amount of the Term Loans evidenced hereby from time to time at the rates, on the dates, and otherwise as provided in the Credit Agreement. All payments made hereunder to the Agent are made for the ratable benefit of the Lenders in accordance with the Credit Agreement.

         The Agent is authorized to endorse the amount and the date on which the Term Loan is made, the maturity date therefor and each payment of principal with respect thereto on schedules which may be annexed hereto and made a part hereof, or on continuations thereof which shall be attached hereto and made a part hereof; provided, that any failure to endorse such information or create such schedule or continuation thereof shall not in any manner affect any obligation of the Borrower under the Credit Agreement and this Term Loan Promissory Note (this "Note").

         This Note is one of the Term Loan Notes referred to in, and is entitled to the benefits of, the Credit Agreement, which Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

        Terms defined in the Credit Agreement are used herein with their defined meanings therein unless otherwise defined herein. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State. Demand, presentment, protest and notice of non-payment and protest are hereby waived by Borrower.

                                   [BORROWER]


                                                   By:
                                                   Title: